UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

VERANO HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VERANO HOLDINGS CORP.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 27, 2025

The special meeting of shareholders (the “Meeting”) of Verano Holdings Corp., a British Columbia corporation (the “Company”), will be a virtual meeting held on October 27, 2025, at 9:30 a.m. (Central Time), via live webcast at https://meetings.lumiconnect.com/400-949-707-049. The password “verano2025” (case sensitive) is required to enter the Meeting.

The Meeting will be held for the following purposes:

1.	to consider and, if thought advisable, pass a special resolution, the full text of which is set forth in Appendix A to the accompanying management information circular and proxy statement dated September 26, 2025, to approve a plan of arrangement (the “Plan of Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) involving, among other things, the continuance of the Company from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States, as more particularly described in the accompanying management information circular and proxy statement;

2.	to approve one or more adjournments of the Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the Plan of Arrangement; and

3.	to transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.

This Notice of Special Meeting of Shareholders is being distributed on or about September 26, 2025 and is accompanied by a management information circular and proxy statement for the Meeting.

The management information circular and proxy statement are available for viewing, printing or downloading on the Company’s website at https://investors.verano.com, on the Company’s profile page on Canada’s System for Electronic Document Analysis and Retrieval at https://www.sedarplus.ca and on the Company’s profile page on the U.S. Securities and Exchange Commission’s website at https://www.sec.gov.

Shareholders will not be able to attend the Meeting in person. Registered shareholders and duly appointed proxyholders (who have properly registered) will be able to attend, participate and vote at the Meeting online at https://meetings.lumiconnect.com/400-949-707-049. Additional information on how to attend and participate at the Meeting can be found in the accompanying management information circular and proxy statement.

The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournments thereof is September 25, 2025. Shareholders whose names are set forth in the register of shareholders of the Company at the close of business on such date will be entitled to receive notice of and to vote at the Meeting or any adjournments thereof.

A shareholder of the Company may attend the Meeting live via webcast or may be represented at the Meeting by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournments thereof may vote their shares via the Internet using secure online voting or may date, sign and return their proxy card for use at the Meeting or any adjournments thereof. All voting instructions are listed on the proxy card or on the voting instructions sent by an intermediary.

Your proxy card must be received by our proxy tabulator, Odyssey Trust Company, no later than 9:30 a.m. (Central Time) on October 23, 2025 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of the Meeting following any adjournments thereof. If you are a non-registered holder, please provide your voting directions by the time specified by your intermediary.

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Whether or not you plan to attend the Meeting via live webcast, we encourage you to read the accompanying management information circular and proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the heading titled “How You Can Vote” and to the instructions on your proxy card or voting instructions sent by an intermediary.

Pursuant to the Business Corporations Act (British Columbia) (the “BCBCA”), the Plan of Arrangement and an interim order made by the Supreme Court of British Columbia, each registered shareholder of the Company will be granted the right to dissent in respect of the special resolution approving the Plan of Arrangement. To exercise such dissent right: (a) a written notice of dissent must be received by the Company c/o Fasken Martineau DuMoulin LLP, at 2900 - 550 Burrard St. Vancouver, BC V6C 0A3, Canada, to the attention of Mark Pontin by 9:30 a.m. (Vancouver time) on October 23, 2025 or the business day that is two business days before the Meeting or any date to which the Meeting may be postponed or adjourned; (b) such shareholder must not have voted in favor of the special resolution approving the Plan of Arrangement; and (c) such shareholder must have otherwise complied with the provisions of sections 237 to 247 of the BCBCA , as modified and supplemented by the Plan of Arrangement, the interim order and a final order made by the court approving the Plan of Arrangement. The right to dissent is described in the management information circular and proxy statement and the text of each of the Plan of Arrangement, sections 237 to 247 of the BCBCA and the interim order of the court, which are set forth in Appendices B, C and D, respectively, to the management information circular and proxy statement.

Persons who are beneficial holders of the Company’s shares registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent in respect of the special resolution should be aware that only registered shareholders are entitled to dissent. Accordingly, a beneficial shareholder desiring to exercise this right of dissent must make arrangements for the shares beneficially owned by such person to be registered in their name prior to the time the written notice of dissent to the special resolution is required to be received by the Company or, alternatively, make arrangements for the registered shareholder to dissent on their behalf.

Failure to strictly comply with the requirements set forth in sections 237 to 247 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the interim order and the final order of the court (if applicable), may result in the loss of any right of dissent with respect to the special resolution.

Dated as of September 26, 2025
By Order of the Board of Directors

George Archos
Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR PROXY VIA THE INTERNET BY VISITING

https://vote.odysseytrust.com

OR

MARK, SIGN, DATE AND RETURN YOUR PROXY CARD OR VOTING DIRECTIONS BY MAIL, or as otherwise instructed, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS.

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MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 27, 2025

This management information circular and proxy statement (this “Proxy Statement”) contains information about the Special Meeting of Shareholders of Verano Holdings Corp. (the “Meeting”), to be held via live webcast on October 27, 2025 beginning at 9:30 a.m. (Central time), at https://meetings.lumiconnect.com/400-949-707-049. The Verano Holdings Corp. board of directors (the “Board”) is using this Proxy Statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company,” “Verano” or similar terms refer to Verano Holdings Corp., a British Columbia corporation, together with its subsidiaries. The mailing address of our principal executive office is 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A.

All properly submitted proxies will be voted in accordance with the directions contained therein. If you submit a proxy but do not indicate how you wish to vote on a matter, the proxies will be voted in accordance with the recommendation of the Board with respect to each of the matters to be voted on at the Meeting.

If you submitted a proxy, you may revoke your proxy: (i) up to 9:30 a.m. (Central time) on October 23, 2025, which is the day that is two business days before the date of the Meeting, by giving our Corporate Secretary written notice to that effect; (ii) at the Meeting by providing written notice to the Chair of the Meeting to that effect; or (iii) at the registered office of the Company, being 2900 - 550 Burrard Street Vancouver, BC V6C 0A3. If you submitted voting directions to your intermediary, you may revoke your voting directions in the manner set forth in the voting instructions the intermediary sent to you.

We made this Proxy Statement available to our shareholders commencing on or about September 26, 2025, which is the date we will distribute the Proxy Statement to our shareholders.

All dollar amounts herein are expressed in United States dollars, unless otherwise indicated.

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GENERAL INFORMATION ABOUT THE MEETING AND VOTING

The Arrangement

Why am I receiving this Proxy Statement?

The Board and management of the Company are using this Proxy Statement and other proxy materials to solicit proxies for voting on matters to be brought before the Meeting which will be held via live webcast on October 27, 2025.

As a shareholder of the Company, you are invited to attend the Meeting and are entitled to vote on a special resolution approving an arrangement (the “Arrangement”) which involves, among other things, the continuance of the Company out from the jurisdiction of British Columbia, Canada and its concurrent domestication of the Company in the State of Nevada and continuation as a corporation pursuant to the provisions of 92A.270 of the Nevada Revised Statutes, as amended (the “Continuance”).

The Arrangement includes the Company’s adoption of new charter documents, being the Articles of Domestication, the Articles of Incorporation and the Bylaws, in the forms attached as Schedules A, B and C, respectively, to the Plan of Arrangement attached to this Proxy Statement as Appendix B (the “Plan of Arrangement”), and the adoption of the authorized capital structure contemplated in the charter documents, as described in this Proxy Statement.

The Company has distributed this Proxy Statement to banks, brokers, plan trustees or other nominees (each, an “Intermediary”) for onward distribution to beneficial shareholders whose shares are held of record by those Intermediaries. The Intermediaries are required to forward this Proxy Statement and other proxy materials to our beneficial shareholders.

This Proxy Statement is designed to assist you in voting your shares and we request that you vote on the Arrangement, including the Continuance, as described herein.

What items of business will be voted on at the Meeting?

A proposal to approve the Arrangement will be voted on at the Meeting.

If necessary, the approval of one or more adjournments of the Meeting may also be submitted for vote at the Meeting in order to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the Arrangement.

Why is the Company proposing the Arrangement, including the Continuance?

The Arrangement, among other things, is to complete the Continuance, which involves the Company continuing out from the jurisdiction of British Columbia, Canada and its concurrent domestication in the State of Nevada in the United States, resulting in the Company becoming a Nevada corporation. We believe the Continuance to Nevada will better reflect and align with our business and operational focus and strategic objectives, and will provide other expected and potential benefits.

We have the following principal reasons for proposing the Arrangement:

●	All of our operations are based in the United States and we have a much stronger business connection to the United States than to Canada or any other country.

●	We are subject to U.S. federal and state laws and regulations.

●	We are a public reporting company with the U.S. Securities and Exchange Commission (the “SEC”), and our subordinate voting shares are registered with the SEC and quoted in the United States on the OTCQX under the trading symbol “VRNOF”.

●	The Company’s financial statements and financial reporting are prepared in accordance with U.S. Generally Accepted Accounting Principles.

●	The Continuance will streamline our organizational and regulatory structure all within the United States.

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●	The Continuance is intended to enhance shareholder value over the long term primarily by increasing the acceptance of the Company in the U.S. capital markets and improving the marketability of our stock.

●	Government entities, regulatory authorities, politicians, lenders and strategic partners in the United States are more familiar with, and may be more comfortable dealing with, U.S. corporations.

●	Being incorporated in the U.S. may provide our shareholders and the investing community a greater comparability of our shareholder rights and corporate governance to other public companies generally.

●	We believe that the Continuance may be implemented without any material adverse tax consequences to the Company or our shareholders.

Please see “Overview of the Arrangement to be Voted on at the Meeting – Benefits of the Arrangement” for more information.

What are my voting choices for the Arrangement?

You may vote “FOR,” “AGAINST” or “ABSTAIN” for the Arrangement.

How does the Board recommend that I vote on the Arrangement?

Our Board recommends that you vote your shares “FOR” the Arrangement.

What happens if the Arrangement is approved at the Meeting?

The Company intends to complete the Arrangement, including the Continuance, promptly after the Meeting if approved by the shareholders and subject to receipt of a final order by the Supreme Court of British Columbia approving the Arrangement. However, the Board may delay completion of the Arrangement, including the Continuance, for some period of time after approval pending receipt of third-party consents or for other business reasons, or the Board may determine not to complete the Arrangement.

Will the Continuance dilute my ownership interest?

No. The Arrangement will not dilute your ownership interest in the Company. If the Continuance by way of the Arrangement takes place, immediately after the Arrangement is consummated you will own the same percentage of common stock of the Nevada-governed company as you own subordinate voting shares of the British Columbia-governed company immediately prior to the completion of the Arrangement.

Why was Nevada selected as the U.S. jurisdiction of incorporation of the Company?

We believe the favorable corporate environment afforded by Nevada will further the Company’s strategic objectives and help the Company more effectively conduct its business, including in attracting and retaining skilled, experienced personnel, and potential members of the Board. For many years, Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted, construed and implemented comprehensive, flexible corporate laws and corporate governance responsive to the legal and business needs of corporations organized under its laws.

Will the Arrangement, including the Continuance, affect the Company’s operations?

The Company will maintain the same corporate name “Verano Holdings Corp.”, business and assets and the Continuance completed by way of Arrangement is not expected to have a material impact on how the Company conducts its day-to-day operations. Our common stock will be registered with the SEC and we expect our common stock to be listed on Cboe Canada (“Cboe”) and quoted on the OTCQX in the United States. The Company is hopeful that the change in governing jurisdiction from British Columbia to Nevada will, among other things, enhance shareholder value over the long term. Please see “Overview of the Arrangement to be Voted on at the Meeting – Benefits of the Arrangement” for more information.

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Proxy Materials

What is the difference between a registered or record shareholder and a non-registered or beneficial shareholder?

Most of our shareholders hold our shares through an Intermediary rather than having the shares registered directly in their own name with our stock transfer agent, Odyssey Trust Company (“Odyssey”). Summarized below are some distinctions between shares held of record and those owned beneficially.

Registered or Record Shareholders

If your shares are registered directly in your name with Odyssey, you are the registered or record shareholder of our shares. As the shareholder of record, you have the right to either grant a proxy to vote your shares in accordance with your directions to representatives of the Company or to another person, or to vote your shares electronically at the Meeting, or any adjournments or postponements thereof. If you choose to vote your shares held of record by proxy, you may direct the voting of your shares held of record by proxy either by mail or email.

If you are a registered or record shareholder, please submit your completed proxy as specified in this Proxy Statement and accompanying proxy materials. If you have any questions with respect to the voting of your shares held of record, please contact us for assistance at investors@verano.com or by calling us at U.S. phone number 312-265-0730.

Non-registered or Beneficial Shareholders

If your shares are held through an Intermediary, it is likely that your shares are registered with Odyssey in the name of the Intermediary, and you are the non-registered or beneficial shareholder of our shares that are held on your behalf by the Intermediary. As the beneficial owner of shares held by an Intermediary, you have the right to direct the Intermediary, as the registered holder, to vote your shares as you instruct, and you also are invited to attend the Meeting. However, since a beneficial shareholder is not the shareholder of record, you may not vote your shares electronically at the Meeting, or any adjournments or postponements thereof, unless you obtain a legal proxy from the Intermediary giving you the right to do so. If you are a non-registered or beneficial shareholder resident in Canada, you may be able to appoint yourself as proxyholder to vote your shares at the Meeting, if that voting option is provided for in the instructions sent to you by your Intermediary. If applicable, you must follow the voting instructions provided by your Intermediary in order to vote your shares at the Meeting.

Generally, we believe beneficial shareholders will be provided with either:

●	a form of proxy executed by the Intermediary, but otherwise not completed with voting directions; or

●	voting instructions from the Intermediary requesting directions as to how you would like to vote on each proposal set forth in this Proxy Statement.

If you are a beneficial shareholder, please return your completed proxy or your completed voting directions, as applicable, as specified by your Intermediary to submit your vote. The Intermediary is required to send the Company its executed proxy that includes your voting directions properly received by the Intermediary.

If you have any questions with respect to the voting of your shares held through any Intermediary, please contact your Intermediary directly for assistance.

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What is included in the proxy materials?

The proxy materials include:

●	the Notice of Special Meeting of Shareholders;

●	this Proxy Statement; and

●	a proxy card.

What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the Arrangement, including the Continuance, to be presented at the Meeting, the voting process, and other information required by the SEC and Canadian corporate and securities laws.

How can I receive an additional paper copy of this Proxy Statement?

If you are a shareholder of record and you share an address with another record shareholder of the Company, you may receive only one set of paper proxy materials unless you have properly provided contrary instructions. If you wish to receive an additional set of paper proxy materials, please request the paper proxy materials by contacting our Corporate Secretary by email at investors@verano.com or by calling us at U.S. phone number 312-265-0730. The Company will deliver promptly upon written or oral request an additional copy of the proxy materials to a record shareholder at a shared address to which a single set of paper proxy materials was delivered.

If you are a beneficial owner of shares and you wish to receive paper proxy materials in the future, or if you have received multiple sets of paper proxy materials and would like to receive only one set in the future, please contact your Intermediary directly.

If you are a shareholder of record and wish to receive paper proxy materials in the future, or if you have received multiple sets of paper proxy materials and would like to receive only one set in the future, please submit your request to Odyssey by either mail at Trader’s Bank Building, 1100 - 67 Yonge Street, Toronto ON M5E 1J8 or email at shareholders@odysseytrust.com.

The Meeting

What presence of shareholders is needed in order to conduct business at the Meeting?

A quorum is required to conduct business at the Meeting. A quorum will be present if two or more persons are present in person or by proxy at the Meeting who are, or who represent by proxy, shareholders who hold in the aggregate at least 5% of our issued shares entitled to be voted at the Meeting.

Even if you indicate “ABSTAIN” with respect to a proposal, including the Arrangement, you and your shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. While we do not expect any broker non-votes in connection with the Arrangement, any broker non-votes received will be counted for purposes of determining the presence or absence of a quorum at the Meeting. However, broker non-votes and abstentions will not be considered votes cast with respect to any of the proposals brought before the Meeting.

What vote is required to approve the Arrangement?

Holders of our Class A subordinate voting shares (the “Subordinate Voting Shares”) are entitled to one vote for each Subordinate Voting Share held on each matter to be voted on at the Meeting. Holders of our Class B proportionate voting shares (the “Proportionate Voting Shares”) are entitled to 100 votes for each Proportionate Voting Share held on each matter to be voted on at the Meeting. As of the Record Date, there are no Proportionate Voting Shares outstanding and no Proportionate Voting Shares are expected to be outstanding as of the effective date of the Arrangement. All votes on the Arrangement will be tabulated by the scrutineer appointed for the Meeting.

Assuming the presence of a quorum, the vote required by our shareholders to approve the Arrangement at the Meeting is 66 2/3% of the votes cast at the Meeting voting FOR the Arrangement.

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Where can I find the voting results of the Meeting?

We expect to announce preliminary voting results on the Arrangement at the Meeting and to publish final results in a Current Report on Form 8-K that we will file with the SEC and on SEDAR+ promptly following the Meeting. The Current Report on Form 8-K will also be available on our website at https://investors.verano.com.

How You Can Vote

What is the Record Date?

The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournments thereof is September 25, 2025 (the “Record Date”).

What shares can I vote?

You are entitled to vote all shares of the Company owned by you on the Record Date, including: (1) shares held directly in your name as the shareholder of record; and (2) shares held for you as the beneficial owner by voting through your Intermediary. On the Record Date, there were 579 shareholders of record holding 361,815,879 Subordinate Voting Shares. On the Record Date, there were no Proportionate Voting Shares outstanding.

How can I vote at the Meeting?

You may vote shares that you hold in your name as the shareholder of record with Odyssey electronically at the Meeting in accordance with the instructions provided by Odyssey in the proxy materials.

You may vote shares for which you are the beneficial owner electronically at the Meeting only if prior to the Meeting you have obtained from the Intermediary that is the record holder of your shares a valid proxy giving you the right to vote the shares you beneficially own and you submitted such legal proxy to Odyssey by e-mail to verano@odysseytrust.com before 9:30 a.m. (Central Time) on October 23, 2025.

Even if you plan to attend the Meeting, we recommend that you submit your proxy or voting directions in advance, so that your vote will be counted if you later decide not to attend the Meeting.

How can I vote before the Meeting or without attending the Meeting?

You may direct how your shares are to be voted before the Meeting or without attending the Meeting or any adjournments or postponements thereof. If you are a shareholder of record, you may vote by submitting a proxy in advance of the Meeting. If you hold shares as a beneficial owner, you may vote by submitting voting directions in accordance with your Intermediary’s instructions for voting.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT ONE OR MORE PERSONS (BUT NOT MORE THAN FIVE) TO REPRESENT THEM AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the proxy and by inserting the names of the person or companies to be appointed in the space provided on the proxy card or by completing another proper form of proxy and, in either case, delivering the completed proxy to Odyssey by mail to Trader’s Bank Building, 1100 - 67 Yonge Street, Toronto ON M5E 1J8.

For information on how to vote, please refer to the following instructions and those included on your proxy card or voting instructions received from your Intermediary.

A proxy card will not be valid unless completed and submitted in accordance with the instructions set out in the proxy card.

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Voting by Internet

All record shareholders may vote via the Internet by following the instructions on the proxy card.

Beneficial shareholders may vote via the Internet by following the voting instructions provided by their Intermediary.

Voting by Mail

All record shareholders may vote by mail by signing, dating and returning their proxy card to our proxy tabulator, Odyssey, at the following address:

Odyssey Trust Company

Trader’s Bank Building

1100 - 67 Yonge Street

Toronto ON M5E 1J8

Beneficial shareholders may vote by mail by following the voting instructions provided by their Intermediary.

How do I attend the virtual Meeting?

The Meeting will be a virtual meeting, which will be conducted via live webcast at https://meetings.lumiconnect.com/400-949-707-049. To enter the Meeting, the password “verano2025” (case sensitive) is required. To submit your vote as a registered holder of shares, you will need your 12-digit control number included in your proxy materials and on your proxy card.

The Meeting will begin promptly at 9:30 a.m. (Central Time) on October 27, 2025. We encourage you to access the Meeting prior to the start time. Online access will open at 9:15 a.m. (Central Time), and you should allow ample time to log in to and access the Meeting webcast and test your computer audio system. Technical assistance will be available via a telephone number that will be posted on the Meeting login page.

We recommend that you carefully review the procedures to gain admission to the Meeting in advance. If you do not comply with the procedures described in this Proxy Statement for attending the Meeting online, you will not be able to participate online.

Will I be able to attend the Meeting without a 12-digit control number?

Yes, you may register to attend the Meeting as a guest, but you will not be able to vote at the Meeting without your 12-digit control number that is included in your proxy materials and on your proxy card. If you are a beneficial holder, you should contact your Intermediary for instructions on how to attend the Meeting.

Why is it a virtual Meeting?

We believe virtual meeting technology provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance from locations around the world.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have being admitted to the Meeting. If you encounter any difficulties accessing the Meeting during check-in or during the Meeting, please call the technical support number that will be posted on the virtual Meeting login page at https://meetings.lumiconnect.com/400-949-707-049.

How do I submit questions for the Meeting?

Shareholders who wish to submit questions or comments may do so during the live webcast of the Meeting at https://meetings.lumiconnect.com/400-949-707-049. You must enter the Meeting using the password “verano2025” (case sensitive) and you must also have your control number if you wish to submit questions or comments. For registered shareholders, this will be a 12-digit number. Instructions will be available on the Meeting website and technical assistance will be available.

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Only questions or comments that pertain to the Arrangement and the Continuance will be considered at the Meeting. The Chair of the Meeting may choose which questions to address during the Meeting in his or her discretion, and will not, in any case, respond to questions he or she deems not to be relevant to the Arrangement or the Continuance.

How will shares be voted at the Meeting?

If no voting directions are submitted by the shareholder, shares that are represented by properly executed proxies in favor of the persons designated in the printed portion of the proxy card will be voted “FOR” the Arrangement.

If voting directions are submitted by the shareholder, the shares represented by properly executed proxies will be voted or withheld from voting in accordance with the directions of the shareholder with respect to the Arrangement at the Meeting.

A proxy confers discretionary authority on the persons named therein with respect to amendments or variations to the Arrangement. As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

Will shares I hold in my brokerage account or through another Intermediary be voted if I do not provide timely voting directions?

If your shares are held through a brokerage firm or other Intermediary and you provide timely voting directions in accordance with the voting instructions provided to you by your brokerage firm or other Intermediary, the shares should be voted by such brokerage firm or other Intermediary in accordance with your voting directions.

For any shares you hold beneficially through brokerage accounts or another Intermediary, if you do not return your voting directions in accordance with the voting instructions provided to you by your broker or other Intermediary on a timely basis, your broker or other Intermediary is prohibited from voting your shares on the Arrangement and on any other non-routine matter that may come before the Meeting. These broker non-votes and abstentions will not be considered votes cast with respect to the Arrangement at the Meeting.

Will shares that I hold as a record shareholder be voted if I do not timely return my proxy card?

Shares that you hold as a record shareholder will be voted as you timely direct on your proxy card. If you submit your proxy card without giving specific directions, your shares will be voted in accordance with the procedure set out above under the heading “How will shares be voted at the Meeting?”

If you do not timely submit your proxy card, your shares will not be voted unless you or your proxyholder attends the Meeting via the live webcast and any adjournments or postponements thereof and properly submit votes electronically during the Meeting in accordance with the requirements described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote by proxy?

If you hold shares as the record shareholder and if you are voting by proxy prior to the Meeting, then your vote by proxy must be received electronically or by physical mail no later than 9:30 a.m. (Central Time) on October 23, 2025, or 48 hours prior to the beginning of the Meeting following any adjournments thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your Intermediary with respect to the deadline for submitting your voting directions for your vote to be counted at the Meeting.

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May I change or revoke my vote?

A shareholder of record who has submitted a proxy for the Meeting may revoke it:

●	at any time up to 9:30 a.m. (Central Time) on October 23, 2025, which is 48 hours before the beginning of the Meeting, by an instrument in writing executed by the record shareholder, or by such shareholder’s duly authorized representative, authorized in writing, and either delivered to (1) the attention of the Corporate Secretary of the Company or (2) to Odyssey Trust Company at Trader’s Bank Building, 1100 - 67 Yonge Street, Toronto ON M5E 1J8by the stated time;

●	by delivering written notice of such revocation to the Chair of the Meeting at the principal office of the Company prior to the commencement of the Meeting or any adjournments thereof; or

●	at the registered office of the Company, being 2900 - 550 Burrard Street, Vancouver, BC V6C 0A3, at any time up to and including the last business day before the day of the Meeting, including any adjournments thereof, at which the proxy is to be used.

Even if you submit a vote prior to the Meeting, if you are a record holder and have a 12-digit control number that was provided to you in the proxy materials, you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

For shares you hold as a beneficial shareholder, you may change your vote only (1) by timely following your Intermediary’s instructions for submitting new voting directions (which revokes your earlier voting directions), or, (2) if you have obtained a legal proxy from the Intermediary giving you the right to vote your shares, by attending the Meeting and voting via the live webcast by using your control number that was provided to you by your Intermediary.

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by e-mail and postal mail but may be supplemented by telephone or other personal contact.

We will reimburse Intermediaries for forwarding proxy materials to beneficial owners.

Shareholder Proposals and Director Nominations

What is the deadline to submit shareholder proposals to be included in the Company’s proxy materials for next year’s annual meeting of shareholders whether or not the Continuance by way of the Arrangement occurs?

Currently, the Company is subject to both the rules of the SEC under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals to be considered at shareholder meetings of the Company. If the Arrangement, including the Continuance, occurs, the Company will be subject to both the rules under the Exchange Act and also the provisions of the Nevada Revised Statutes, as amended (the “NRS”) with respect to shareholder proposals to be considered at shareholder meetings of the Company.

In accordance with the BCBCA, the NRS and SEC rules under the Exchange Act, simply submitting a shareholder proposal for consideration at a shareholder meeting does not guarantee its inclusion in the Company’s proxy materials for such meeting.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting of shareholders must be received, as set forth below, no later than the close of business (Central Time) on January 9, 2026. Shareholder proposals must also comply with all applicable provisions of the Exchange Act, including Rule 14a-8 thereunder.

The BCBCA sets out the requirements for a shareholder proposal to be valid and provides for the rights and obligations of the Company and the submitter. If the Arrangement, including the Continuance does not occur, the BCBCA requires that, to be included in the Company’s proxy materials for next year’s annual meeting, the shareholder proposal must be received at least three months before the anniversary of the Company’s last annual general meeting of shareholders (March 19, 2026). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

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The Bylaws, as defined below under “Overview of the Arrangement to be Voted on at the Meeting – Certain Defined Terms” set out the requirements for a shareholder proposal to be valid and provides for the rights and obligations of the Company and the submitter. If the Arrangement, including the Continuance occurs, the Bylaws require that, to be included in the Company’s proxy materials for next year’s annual meeting, the shareholder proposal must be received by the close of business on the 90th day (January 22, 2026), but no earlier than the close of business on the 120th day (December 23, 2025), prior to the anniversary of the Company’s last annual general meeting of shareholders. Such proposals must also comply with all applicable provisions of the Exchange Act and the regulations thereunder.

Shareholder proposals must be delivered in writing to our Corporate Secretary at Verano Holdings Corp., 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A.

Shareholder proposals that are not timely submitted or are submitted to the incorrect address or not to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

In addition to satisfying the foregoing requirements with respect to shareholder proposals, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees who are not the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the anniversary of the Company’s last annual general meeting of shareholders (February 21, 2026) and comply with the disclosure and procedural requirements in connection with shareholder nominations for directors in our Articles of Incorporation, as defined below under “Overview of the Arrangement to be Voted on at the Meeting – Certain Defined Terms,” or the Bylaws, as may be applicable.

Obtaining Additional Information

How may I obtain financial and other information about the Company?

Our audited consolidated financial statements for the fiscal year ended December 31, 2024 are included in the Annual Report on Form 10-K which was filed with the SEC and on SEDAR+ on February 27, 2025 (the “Annual Report”). This Proxy Statement and the Annual Report are also available for viewing, printing and downloading free of charge on our website at https://investors.verano.com, under our profile page on the SEC’s website at https://www.sec.gov and on our profile page on SEDAR+ at https://www.sedarplus.ca.

What if I have questions for the Company’s transfer agent?

If you are a shareholder of record and have questions concerning share ownership or transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company

Trader’s Bank Building

1100 - 67 Yonge Street

Toronto ON M5E 1J8

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ADVICE TO BENEFICIAL OWNERS OF OUR SHARES

Beneficial shareholders do not hold shares in their own name and their shares are registered on the records of the Company with Odyssey, our stock transfer agent, in the name of an Intermediary or an agent thereof. If your shares are listed in an account statement provided to you by an Intermediary, then in almost all cases those shares will not be registered in your name on the records of the Company with Odyssey. Your shares will likely be registered on the records of the Company with Odyssey under the name of your Intermediary or an agent of that Intermediary. In Canada, most beneficially owned shares are registered under the name of “CDS & Co.” (the registration name for CDS Clearing and Depository Services Inc., which acts as a nominee for many Canadian brokerage firms).

Only record shareholders or duly authorized proxies can be recognized and vote at the Meeting. Without specific voting directions from beneficial shareholders, Intermediaries that are record holders of our shares are prohibited from voting such shares on the Arrangement at the Meeting. Valid voting directions from their clients who are the beneficial shareholders are necessary and therefore, beneficial shareholders should ensure that valid directions for the voting of their shares are provided to the Intermediary in accordance with its voting instructions well in advance of the Meeting.

Applicable regulatory policy requires Intermediaries to seek voting directions from beneficial shareholders in advance of shareholder meetings. Every Intermediary has its own distribution procedures for proxy materials and provides its own voting instructions which should be carefully followed by beneficial shareholders to ensure that their shares are voted at the Meeting. Often, the voting instructions supplied to a beneficial shareholder by the Intermediary is similar to the form of proxy card provided to record shareholders; however, its purpose is limited to instructing the Intermediary how to vote on behalf of, and as directed by, the beneficial shareholder.

We believe that the majority of Intermediaries delegate responsibility for obtaining voting directions from beneficial shareholders to Broadridge Financial Solutions, Inc. (“Broadridge”). If your Intermediary delegates this responsibility, Broadridge typically mails a scannable voting instruction card to the beneficial shareholders. The beneficial shareholder is requested to complete and return its voting direction to Broadridge in the manner detailed in the voting instructions. Alternatively, beneficial shareholders may be able to call a toll-free telephone number provided by Broadridge or visit https://www.proxyvote.com to vote their shares. A beneficial shareholder receiving voting instructions from Broadridge cannot use the voting instructions to vote shares directly at the Meeting. A beneficial shareholder’s vote must be submitted to Broadridge as directed by Broadridge well in advance of the Meeting to have the shares voted by Broadridge on behalf of the beneficial shareholder and timely submitted. Broadridge tabulates the results of all voting directions received by it from beneficial shareholders and provides aggregate votes to the voting tabulator with respect to the voting of the beneficially owned shares for which it received valid shareholder voting directions.

If you are a beneficial holder, you should contact your Intermediary for instructions on how to attend the Meeting. Although a beneficial shareholder may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of their Intermediary, a Canadian beneficial shareholder may be able to attend the Meeting as the proxyholder for the Intermediary and vote the shares it beneficially owns in that capacity. Beneficial shareholders who are residents of Canada and wish to attend the Meeting and vote their beneficially owned shares in the capacity as the proxyholder for the Intermediary, as the record shareholder, should enter their own names as the proxyholder as provided in the voting instructions provided to them by the Intermediary and then return the properly completed voting directions to their Intermediary in accordance with the voting instructions provided by such Intermediary well in advance of the Meeting.

The Company intends to send this Proxy Statement and other proxy materials for the Meeting indirectly through Intermediaries to non-objecting beneficial shareholders under National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). The Company will pay for the costs of delivery of proxy materials to objecting beneficial shareholders.

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OVERVIEW OF THE ARRANGEMENT TO BE VOTED ON AT THE MEETING

The following proposal regarding the Arrangement, which includes the Continuance, is included in this Proxy Statement at the direction of the Board. The Board unanimously recommends that you vote “FOR” the Arrangement.

At the Meeting, the holders of Subordinate Voting Shares will be asked to consider and, if thought advisable, to pass, with or without variation, a special resolution, the text of which is set out in Appendix A to this Proxy Statement (the “Arrangement Resolution”), to approve the Plan of Arrangement under section 288 of the BCBCA involving, among other things, the Arrangement and the Continuance. The Plan of Arrangement includes the Company’s adoption of new charter documents, being the Articles of Domestication, the Articles of Incorporation and the Bylaws in the forms attached as Schedules A, B and C, respectively, to the Plan of Arrangement, and adoption of the authorized capital structure contemplated in such charter documents, all as more particularly described in this Proxy Statement.

Certain Defined Terms

With respect to the Arrangement, the following terms have the respective meanings set out below or in the section of this Proxy Statement referenced therein and grammatical variations of such terms have corresponding meanings.

“allowable capital loss” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Tax Consequences to Shareholders Resident in Canada - Disposition of Nevada Common Stock Following the Continuance”.

“Arrangement” means the proposed arrangement, under the provisions of section 288 of the BCBCA, on the terms and conditions set forth in the Plan of Arrangement.

“Articles of Domestication” means the Articles of Domestication to be filed with the Secretary of the State of Nevada in connection with the Arrangement, the full text of which is set forth in Schedule A to the Plan of Arrangement.

“Articles of Incorporation” means the Articles of Incorporation to be filed with the Secretary of the State of Nevada in connection with the Arrangement, the full text of which is set forth in Schedule B to the Plan of Arrangement.

“BC Articles” means the current Articles of the Company.

“BC Notice of Articles” means the current Notice of Articles of the Company attached as Appendix F to the Proxy Statement;

“Bylaws” means the proposed general bylaws of the Company following completion of the Continuance, the full text of which is set forth in Schedule C to the Plan of Arrangement.

“Canadian Holder” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Tax Consequences to Shareholders Resident in Canada”.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Company Options” has the meaning ascribed thereto under the heading “Details of the Arrangement and Continuance - Effect of the Arrangement, including the Continuance”.

“Company RSUs” has the meaning ascribed thereto under the heading “Details of the Arrangement and Continuance - Effect of the Arrangement, including the Continuance”.

“Court” means the Supreme Court of British Columbia.

“Dissent Procedures” has the meaning ascribed thereto under the heading “Rights of Dissent”.

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“Dissent Rights” means rights of dissent under Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order, with respect to Subordinate Voting Shares in connection with the Arrangement and to be paid the fair value of their Subordinate Voting Shares.

“Dissenting Shareholders” has the meaning ascribed thereto under the heading “Rights of Dissent”.

“Effective Date” means the date designated by the Company in writing as the effective date of the Arrangement, after all the conditions to the completion of the Arrangement as set out in the Plan of Arrangement and the Final Order have been satisfied or waived.

“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date or such other time determined by the Company on the Effective Date.

“F Reorganization” has the meaning ascribed thereto under the heading “Tax Matters - Effects of the Continuance on U.S. Holders of Subordinate Voting Shares”.

“Final Order” means the order made after the application to the Court pursuant to subsection 291(4) of the BCBCA, in form and substance acceptable to the Company, after being informed of the intention to rely upon the Section 3(a)(10) Exemption and after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of the Company) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to the Company) on appeal.

“Final Order Hearing” has the meaning ascribed thereto under the heading “Procedure for the Arrangement to Become Effective - Court Approval - Final Order”.

“FATCA” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences - FATCA Withholding”.

“Interim Order” means the order made after application to the Court pursuant to section 291 of the BCBCA after being informed of the intention to rely upon the Section 3(a)(10) Exemption, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, supplemented or varied by the Court.

“IRS” means U.S. Internal Revenue Service.

“Nevada Common Stock” has the meaning ascribed thereto under the heading “Details of the Arrangement and Continuance - Effect of the Arrangement, including the Continuance”.

“Nevada Options” has the meaning ascribed thereto under the heading “Details of the Arrangement and Continuance - Effect of the Arrangement, including the Continuance”.

“Nevada Preferred Stock” has the meaning ascribed thereto under the heading “Details of the Arrangement and Continuance - Effect of the Arrangement, including the Continuance”.

“Nevada RSUs” has the meaning ascribed thereto under the heading “Details of the Arrangement, Continuance and Nevada Domestication - Effect of the Arrangement, including the Continuance”.

“Nonaffiliate Holder” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences”.

“Non-Canadian Holder” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian

Federal Income Tax Consequences - Tax Consequences to Shareholders Not Resident in Canada”.

“Non-U.S. Holder” has the meaning ascribed thereto under the heading “Tax Matters - United States Federal

Income Tax Considerations”.

“NRS” means Nevada Revised Statutes, as amended.

“Offer” has the meaning ascribed thereto under the heading “Comparison of the Articles of Incorporation and Bylaws with the BC Notice of Articles and BC Articles.”

“person” includes any individual, partnership, firm, trust, body corporate, government, governmental body,

agency or instrumentality, unincorporated body of persons or association.

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“Registered Plans” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Tax Consequences to Shareholders Resident in Canada - Eligibility for Investment”.

“Registrar” means the British Columbia Registrar of Companies.

“Response” has the meaning ascribed thereto under the heading “Procedure for the Arrangement to Become Effective - Court Approval - Final Order”.

“Section 3(a)(10) Exemption” means the exemption from registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof.

“Securityholders” means, collectively, Shareholders, holders of Company Options and holders of Company RSUs.

“Shareholders” means the holders of Subordinate Voting Shares.

“Subordinate Voting Share Conversion Right” has the meaning ascribed thereto under the heading “Comparison of the Articles of Incorporation and Bylaws with the BC Notice of Articles and BC Articles.”

“Tax Act” means the Income Tax Act (Canada).

“Tax Proposals” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences”.

“taxable capital gain” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Tax Consequences to Shareholders Resident in Canada - Disposition of Nevada Common Stock Following the Continuance”.

“Treasury Regulations” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences”.

“U.S. Holder” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences”.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

“U.S. Treaty” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences”.

“USRPHC” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences - FIRPTA”.

The Arrangement

Pursuant to the Plan of Arrangement, among other things, the Company is seeking to implement the Continuance by continuing out from the jurisdiction of the BCBCA and continuing into and domesticating in Nevada and maintaining the same corporate name, “Verano Holdings Corp.” The Continuance will have the effect of subjecting the Company to the laws of the State of Nevada as if it had originally been incorporated in the State of Nevada, and the Company adopting new charter documents being the Articles of Domestication, Articles of Incorporation and the Bylaws in the forms attached as Schedules A, B and C, respectively, to the Plan of Arrangement, including the new authorized capital structure contemplated in such charter documents.

If made, the Final Order will constitute the basis for the Section 3(a)(10) Exemption with respect to any deemed issuance or exchange of securities that may be considered to have occurred in as a result of the Arrangement.

Readers are encouraged to carefully review the Plan of Arrangement, as it contains the specific terms and conditions governing the Arrangement, including the Continuance.

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Benefits of the Arrangement

The Board and management believe that the Arrangement is beneficial to our shareholders for, among others, the following reasons:

●	The Company has a much stronger business connection to the United States than to Canada or any other country. All of our business operations, executive officers, directors, customers and employees and substantially all our assets are located in the United States.

●	The Company is subject to U.S. federal and state laws and regulations. We are subject to the federal laws of the United States and the laws of the U.S. states in which we operate, including the rules and regulations of the SEC and of state cannabis governmental authorities, including those in Nevada.

●	The Subordinate Voting Shares are registered with the SEC and quoted in the United States on the OTCQX under the trading symbol “VRNOF”.

●	The Company’s financial statements and financial reporting are already prepared in accordance with U.S. Generally Accepted Accounting Principles, and not International Financial Reporting Standards.

●	The Arrangement is intended to enhance shareholder value over the long term primarily by increasing the acceptance of the Company in the U.S. capital markets and improving the marketability of our stock.

○	Investors may understand the Company’s Nevada governance documents and corporate laws to which the Company is subject better than British Columbia governance documents and corporate laws. If investors are more familiar with Nevada corporate laws versus British Columbia corporate laws, it could further increase capital raising opportunities.

○	We believe that the shares of a U.S. corporation will be more accessible to U.S. institutional investors, allowing for more investment opportunities and capital raising if the Company is domiciled in the United States. Certain U.S. institutional investors and state-level investment vehicles are prohibited from investing in non-U.S. companies or are limited in the size of such investment. Although the converse can also apply with respect to certain Canadian institutional investors, the Company believes that becoming a U.S. corporation would provide greater opportunities to expand our institutional investor base, which should provide opportunities for increased value of our stock.

○	If U.S. stock exchanges allow listings by U.S. based cannabis operators, being domiciled in the United States could assist the Company in listing our stock on a U.S. stock exchange. We believe listing on a U.S. stock exchange could lead to increased trading volume and increased shareholder value.

○	As a U.S. corporation, the Company may be eligible for inclusion in certain leading stock indices, which could also increase demand for our shares through passive investment by certain index funds.

●	Being incorporated in the United States instead of a non-U.S. jurisdiction may help the Company attract and complete business transactions with U.S. domiciled companies, including acquisitions and other strategic transactions.

●	If U.S. cannabis banking laws are reformed, we believe that the Company will have access to additional funding sources as a U.S. corporation rather than being a Canadian corporation, which should provide opportunities for improved financing terms.

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●	Having the Company incorporated in the United States, instead of a non-U.S. jurisdiction, may help address and streamline regulatory matters with U.S. governmental entities and improve interactions with U.S. governmental authorities, politicians and agencies.

●	Nevada has a strong, developed corporate case law and more code-based corporate governance regimes than British Columbia, which may provide more predictability and certainty in decision making for the Company and our shareholders.

●	The favorable corporate environment afforded by Nevada may help the Company more effectively conduct its business, including by attracting and retaining skilled, experienced personnel, and potential members of the Board. For many years, Nevada has followed a policy of encouraging incorporation in Nevada and, in furtherance of that policy, has adopted, construed and implemented comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws.

●	Being incorporated in the U.S. may provide the Company’s shareholders and the investing community a greater comparability of the Company’s shareholder rights and corporate governance to other public companies generally.

●	The Company believes that the Continuance may be implemented without any material adverse tax consequences to the Company or its shareholders.

The Board and management believe that the potential benefits of the change in domicile and related adoption of the Articles of Domestication, Articles of Incorporation and Bylaws outweigh the disadvantages and make the proposed Arrangement beneficial to the Company and our shareholders.

Potential Disadvantages of the Arrangement

Despite the belief of the Board and management that the Arrangement is in the best interests of the Company, the laws of Nevada may not afford Shareholders the same substantive rights and protections as are available under the laws of British Columbia. In addition, the Arrangement includes certain permitted changes to the Company’s governing documents which alter the relative rights of shareholders and management and which may reduce shareholder participation in certain corporate decisions. See “Comparison of Shareholders’ Rights Under British Columbia and Nevada Law” and “Comparison of the Articles of Incorporation and Bylaws with the BC Notice of Articles and BC Articles” below.

Recommendation of the Board

The Board has concluded that the Arrangement is fair to the Shareholders, that it is in the best interests of the Company and, as such, has authorized submission of the Arrangement Resolution to the Shareholders for approval at the Meeting and if approved, to the Court for the Final Order.

In coming to its conclusion and recommendations, the Board considered, among others, the following factors:

●	the purpose and benefits of the Arrangement as outlined herein;

●	completion of the Arrangement requires the Court to approve the Arrangement after a hearing at which fairness of the Arrangement to Shareholders will be considered;

●	a special departure tax under Canadian tax laws applies to the Company as a result of the Continuance completed as part of the Arrangement; however, management of the Company currently expects that the special departure tax will not be a material amount; and

●	the Shareholders that oppose the Arrangement may, subject to compliance with certain conditions, dissent with respect to the Arrangement Resolution and if the Arrangement is completed, be entitled to be paid the fair value for their Subordinate Voting Shares in accordance with section 237 to 247 of the BCBCA, the Plan of Arrangement, the Interim Order and the Final Order.

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THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ARRANGEMENT RESOLUTION, WHICH WILL CONSTITUTE APPROVAL OF THE ARRANGEMENT, INCLUDING THE CONTINUANCE AND THE ADOPTION OF THE ARTICLES OF DOMESTICATION, ARTICLES OF INCORPORATION AND THE BYLAWS.

Conditions to Completion of the Arrangement

The obligation of the Company to complete the Arrangement is subject to the satisfaction of certain conditions, including the following:

●	the Arrangement must be approved by the Shareholders in the manner set forth in the Interim Order;

●	the Final Order must be obtained from the Court in form and substance satisfactory to the Company;

●	the authorization from the Registrar to proceed with the Continuance must be obtained;

●	all other consents, orders and approvals, including regulatory and judicial approvals and orders required or necessary or desirable for the completion of the transactions provided for in the Plan of Arrangement must have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances;

●	there will not be in force any order or decree restraining or enjoining the consummation of the transactions provided for in the Plan of Arrangement and there will be no suit, action or proceeding (other than an appeal made in connection with the Plan of Arrangement), of a judicial or administrative nature or otherwise, brought by a governmental entity in progress, pending or threatened that relates to or results from the transactions contemplated by the Plan of Arrangement that would, if successful, result in an order or ruling that would preclude completion of the transactions contemplated by the Plan of Arrangement in accordance with its terms or would otherwise be inconsistent with the regulatory approvals which have been obtained; and

●	the Board will have determined, in its discretion, to proceed with the Arrangement.

Details of the Arrangement and Continuance

Set forth below are summaries of the steps to completing the Continuance by way of the Arrangement, and a comparison of Shareholders’ rights under the laws of British Columbia and Nevada.

Shareholders are urged to consult with their legal advisors to discuss matters relating to their rights as Shareholders in connection with the Arrangement, including the Continuance.

Steps to Completing the Arrangement, including the Continuance

If the required Shareholder approval of the Arrangement Resolution is obtained, and the Court grants the Final Order, the following steps must then be taken to give effect to the Arrangement, including the Continuance:

●	the Board must determine to proceed with the Arrangement;

●	the Company will file an application for authorization to continue out of British Columbia with the Registrar to proceed with the Continuance of the Company from British Columbia to Nevada as part of the Arrangement and such authorization must be granted; and

●	the Company will file the Articles of Domestication and Articles of Incorporation each in the form prescribed by the NRS with the Nevada Secretary of State.

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Effect of the Arrangement, including the Continuance

Upon completion of the Arrangement, including the Continuance, the Company will cease to be a corporation organized under the laws of British Columbia and will be deemed to have been incorporated under and will be subject to the laws of Nevada and will be governed by the Articles of Incorporation and the Bylaws.

At the Effective Time:

●	each Subordinate Voting Share held by a Dissenting Shareholder will be transferred by the holder thereof, without any further act or formality on its part, free and clear of all liens, claims, encumbrances, defect of title, or restrictions, to the Company and such Subordinate Voting Share will be cancelled, and in exchange the respective Dissenting Shareholder will be entitled to be paid by the Company the fair market value of such Subordinate Voting Share in accordance with the Plan of Arrangement;

●	the Continuance will become effective, and the Company will be domesticated in the State of Nevada and will continue as a corporation under the NRS in accordance with the following:

○	the name of the Company will remain “Verano Holdings Corp.”;

○	the certificate of amalgamation, the BC Notice of Articles and BC Articles will be canceled and substituted with the Articles of Domestication and the Articles of Incorporation, each as filed with the Nevada Secretary of State, and the Bylaws;

○	the number of directors on the Board will initially be set at five;

○	the authorized capital of the Company will be amended to consist of 5,000,000,000 authorized shares of common stock, par value $0.001 per share (the “Nevada Common Stock”) and 1,000,000,000 authorized shares of undesignated preferred stock, par value $0.001 per share (the “Nevada Preferred Stock”);

altering the identifying name of the unlimited Subordinate Voting Shares without par value to 5,000,000,000 authorized shares of Nevada Common Stock, and deleting the special rights and restrictions attached to the Subordinate Voting Shares as set out in the BC Articles and attaching the special rights and restrictions as set out in the Articles of Incorporation;

authorizing 1,000,000,000 shares of Nevada Preferred Stock; and

removing the Proportionate Voting Shares, of which no shares are outstanding, and deleting the special rights and restrictions attached to the Proportionate Voting Shares as set out in the BC Articles;

●	each issued and outstanding Subordinate Voting Share (for greater certainty, other than shares held by Dissenting Shareholders) will for all purposes be automatically exchanged into one issued and outstanding share of Nevada Common Stock, without any action required on the part of the Company or the holders thereof;

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●	each outstanding option to purchase Subordinate Voting Shares (a “Company Option”) will for all purposes be deemed to be adjusted pursuant to the terms of the Verano Holdings Corp. Stock and Incentive Plan to become one outstanding option to purchase an equal number of shares of Nevada Common Stock at the same exercise price per share and otherwise on the same terms and conditions (a “Nevada Option”) under the Verano Holdings Corp. Stock and Incentive Plan and applicable award agreement;

●	each outstanding restricted stock unit to receive Subordinate Voting Shares (a “Company RSU”) will for all purposes be deemed to be adjusted pursuant to the terms of the Verano Holdings Corp. Stock and Incentive Plan to become one outstanding restricted stock unit to receive an equal number of shares of Nevada Common Stock and otherwise with the same terms and conditions (a “Nevada RSU”) under the Verano Holdings Corp. Stock and Incentive Plan and applicable award agreement;

●	all the property, rights, interests, privileges and powers of the Company will continue to be property, rights, interests, privileges and powers of the Company, and all debt due to the Company, all subsidiaries of the Company, all rights under all contracts and all other causes of action belonging to the Company immediately prior to the Effective Time will remain vested in the Company following the Effective Time;

●	all debts, liabilities, obligations and duties of the Company immediately prior to the Effective Time will remain attached to the Company following the Effective Time and will remain debts, liabilities, obligations and duties of the Company; and

●	an existing cause of action, claim or liability to prosecution is unaffected, a legal proceeding being prosecuted or pending by or against the Company may be prosecuted or its prosecution may be continued, as the case may be, by or against the Company following the Effective Time, and a conviction against, or a ruling, order or judgment in favor of or against, the Company may be enforced by or against the Company following the Effective Time.

As a result and upon the consummation of the Arrangement and the Continuance, the authorized capital will be amended to (a) alter the identifying name of the unlimited Subordinate Voting Shares without par value to 5,000,000,000 authorized shares of Nevada Common Stock; (b) delete the special rights and restrictions attached to the Subordinate Voting Shares as set out in the BC Articles and attach the special rights and restrictions as set out in the Articles of Incorporation; (c) authorize 1,000,000,000 shares of Nevada Preferred Stock, as set out in the Articles of Incorporation; and (d) remove the Proportionate Voting Shares, of which no shares are outstanding, and deleting the special rights and restrictions attached to the Proportionate Voting Shares as set out in the BC Articles.

The members of the Board and officers of the Company are not expected to change as a result of the Arrangement. The Arrangement, including the Continuance, is not expected to cause any material change in the Company’s business or operations.

Subject to receipt of the Final Court Order and the authorization to complete the Continuance from the Registry, the Company anticipates that the Articles of Incorporation will be filed shortly after the Meeting, although the Board may delay completion of the Arrangement for some period of time after Shareholder approval pending any other third-party consents or for other business reasons.

Notwithstanding the foregoing and the approval of the Shareholders, the Board may in its discretion, without further notice to or approval of the Shareholders, decide not to proceed with the Arrangement and decide not to complete the Continuance.

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Treatment of Securities following the Arrangement and the Continuance

On the Effective Date:

●	Shareholders of Subordinate Voting Shares will become holders of shares of Nevada Common Stock and any share certificates or book entries representing the Subordinate Voting Shares will be deemed to represent an identical number of shares of Nevada Common Stock.

●	Holders of Company Options will be holders of Nevada Options to acquire an identical number of shares of Nevada Common Stock at the same exercise price per share. Any document previously evidencing Company Options will thereafter evidence Nevada Options and no option agreements evidencing the Nevada Options will be required to be issued and the Nevada Options will be governed by and be subject to the Verano Holdings Corp. Stock and Incentive Plan and applicable award agreement.

●	Holders of Company RSUs will be holders of Nevada RSUs to receive an identical number of shares of Nevada Common Stock. Any document previously evidencing Company RSUs will thereafter evidence the Nevada RSUs and no award agreements evidencing the Nevada RSUs will be required to be issued and the Nevada RSUs will be governed by and be subject to the Verano Holdings Corp. Stock and Incentive Plan and applicable award agreement.

Comparison of Shareholders’ Rights Under British Columbia and Nevada Law

After the Continuance by way of Arrangement, the Shareholders of the former British Columbia corporation will become the shareholders of a Nevada corporation organized under the NRS. Differences between the NRS and the BCBCA will result in various changes in the rights of Shareholders. The following is a summary description of the more significant differences. This summary description is qualified by reference to the NRS and the BCBCA and the BC Articles.

While it is not practical to summarize all of the legal differences between the rights of holders of Nevada Common Stock as governed by the NRS and the rights of holders of Subordinate Voting Shares as governed by the BCBCA, certain principal differences that could materially affect the rights of holders of Subordinate Voting Shares are set forth below. The following summary is not a substitute for direct reference to applicable legislation (Nevada and British Columbia), the BC Articles, the Articles of Domestication, Articles of Incorporation and the Bylaws, or for professional interpretation of such documents, and is qualified by reference thereto. The following summary does not purport to be complete or exhaustive and Shareholders should therefore consult their legal and tax advisors regarding the implications of the Arrangement and the Continuance by way of the Arrangement which may be of particular importance to them.

Nevada	British Columbia
Quorum of Shareholders	Under the NRS, unless otherwise provided in the articles of incorporation or bylaws, a quorum for the transaction of business at a meeting of stockholders is a majority of the voting power entitled to vote at the meeting whether present in person or by proxy. Shares represented at a meeting of stockholders by proxy count towards a quorum, even if the proxy does not have the authority to vote on any matter.

The Bylaws state that quorum for the transaction of business at a meeting of stockholders is one-third.

The BCBCA provides that the quorum for the transaction of business at a meeting of shareholders is the quorum established by the articles of the company. If no quorum is established by the articles, the quorum is two shareholders entitled to vote at the meeting whether present or by proxy. If the number of shareholders entitled to vote at the meeting is less than the quorum applicable to the company, then all of the shareholders entitled to vote at the meeting, whether present personally or by proxy, will constitute quorum.

In accordance with the BC Articles, subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting.

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	Nevada	British Columbia
Required Vote Generally

Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter, other than the election of directors, is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote.

The Bylaws generally provide that action by the stockholders on a matter, other than the election of directors, is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action and that directors will be elected by a plurality vote, provided that, if the rules and requirements of the exchange on which the Company’s shares are then listed require a different voting standard for the election of directors, directors will be elected in accordance with the rules and requirements of such exchange.

Under the BCBCA, an ordinary resolution, meaning a resolution passed by a simple majority of the votes cast by shareholders voting shares that carry the right to vote at general meetings, is required to pass most matters at a shareholders’ meeting.

Under the BCBCA, directors are elected by a plurality of votes cast by the shareholders voting shares that carry the right to vote at general meetings, or passed, after being submitted to all of the shareholders holding shares that carry the right to vote at general meetings, by being consented to in writing by shareholders holding shares that carry the right to vote at general meetings who, in the aggregate, hold shares carrying at least a special majority of the votes entitled to be cast on the resolution.

Required Vote for Mergers, Conversions, Exchanges and Sale of Assets

Unless otherwise provided in the articles of incorporation, the NRS requires authorization by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, the NRS does not generally require a shareholder vote of the surviving corporation in a merger (unless otherwise provided in the articles of incorporation) if: (1) the existing articles of incorporation are not amended; (2) each share of stock of the surviving corporation outstanding immediately before the merger is identical after the merger; (3) the number of voting shares issued and issuable as a result of the merger will not exceed 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (4) the number of participating shares, meaning shares entitling their holders to participate without limitation in distributions, issued and issuable as a result of the merger will not exceed 20% of the total number of participating shares outstanding immediately before the merger.

It is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation would not require stockholder authorization under Nevada law.

The Articles of Incorporation and Bylaws do not contain any specific provisions that depart from the provisions of the NRS described above.

Certain extraordinary corporate actions such as certain amalgamations, continuances, sales of substantially all the undertaking of a company other than in the ordinary course of business, and certain other extraordinary corporate actions such as liquidations or dissolution require authorizations by special resolution, meaning, among other things, a resolution approved by not less than a special majority, which is set out in the BC Articles as two-thirds of the votes cast at a general meeting called for the purpose of considering the special resolution, or a resolution passed by being consented to in writing by all of the shareholders holding shares that carry the right to vote at general meetings.

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	Nevada	British Columbia
Amendments to the BC Notice of Articles and BC Articles and the Articles of Incorporation and Bylaws

Under the NRS, every amendment to the articles of incorporation must be made in the following manner:

● The proposed amendment must be approved by the board of directors and submitted to the stockholders for approval.

● The proposed amendment requires the approval of stockholders representing at least a majority of the voting power of the corporation, or such greater proportion of the voting power as may be required in the case of a vote by classes or series (as described below), or as otherwise required by the articles of incorporation. If any proposed amendment would adversely alter or change any preference or other right given to any class or series of outstanding shares, then the amendment must also be approved by the holders of shares representing a majority of the voting power of each class or series adversely affected by such amendment regardless of limitations or restrictions on the voting power thereof. The amendment does not have to be approved by the vote of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the amendment if the articles of incorporation specifically deny the right to vote on such an amendment.

Different series of the same class of shares do not constitute different classes of shares for the purpose of voting by classes except when the series is adversely affected by an amendment in a different manner than other series of the same class.

The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the board of directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The NRS also provides that the articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the board of directors. The Articles of Incorporation and Bylaws specifically provide that the Bylaws may be amended exclusively by the Board, and that stockholders do not have the right to amend the Bylaws.

Under the BCBCA, an alteration to the articles or notice of articles of a company may require a resolution to be passed by: (i) the type of resolution specified by the BCBCA; (ii) if not specified by the BCBCA, the type of resolution specified by the articles; or (iii) if neither contain such a provision, a special resolution, which as set out in the BC Articles, is a resolution that, among other things, is passed by at least two-thirds of the votes cast on the resolution. The BCBCA does allow certain capital alterations and alterations to the articles and notice of articles to be approved by an ordinary resolution (simple majority) of shareholders or by the directors, subject to the articles of the company.

The Company currently has provisions in the BC Articles that permit alterations to the Notice of Articles, BC Articles and share structure in some circumstances by directors resolution, subject to any further requirements under the BCBCA, including, inter alia, to:

● create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

● increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

● subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

● change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

● alter the identifying name of any of its shares, or

● otherwise alter its authorized share structure when required or permitted to do so by the BCBCA;

In addition, the BC Articles also provide that, if the BCBCA does not specify the type of resolution and the BC Articles do not specify another type of resolution, the Company may by ordinary resolution alter the BC Articles.

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	Nevada	British Columbia
Size of Board; Director Qualifications

Under the NRS, a director must be a natural person that is at least 18 years of age.

Under the NRS, a corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and may otherwise provide for the manner in which the number of directors may be increased or decreased. The Articles of Incorporation and Bylaws do not establish a range or fixed number of directors constituting the Board, and provide that the number of directors may be fixed solely by resolution of the Board.

Under the BC Articles, the size of the board is determined by ordinary resolution, provided that pursuant to the BCBCA it is not less than three directors.

Under the BCBCA, an individual is not qualified to become or act as a director of a company if that individual is (a) under the age of 18 years; (b) found by a court, in Canada or elsewhere, to be incapable of managing the individual’s own affairs, unless a court, in Canada or elsewhere, subsequently finds otherwise; (b.1) a person in respect of whom a certificate of incapability is issued under the Adult Guardianship Act, unless the certificate is subsequently cancelled under section 37 (4) of that act (c) an undischarged bankrupt, or (d) convicted in or out of British Columbia of an offence in connection with the promotion, formation or management of a corporation or unincorporated business, or of an offence involving fraud, unless (i) the court orders otherwise, (ii) 5 years have elapsed since the last to occur of (A) the expiration of the period set for suspension of the passing of sentence without a sentence having been passed, (B) the imposition of a fine, (C) the conclusion of the term of any imprisonment, and (D) the conclusion of the term of any probation imposed, or (iii) a pardon was granted or issued, or a record suspension was ordered, under the Criminal Records Act (Canada) and the pardon or record suspension, as the case may be, has not been revoked or ceased to have effect. A director who ceases to be qualified to act as a director of a company must promptly resign.

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	Nevada	British Columbia
Removal of Directors

Under the NRS, stockholders may remove a director before the expiration of the director’s term of office by a vote representing not less than two-thirds of the voting power of the issued and outstanding stock. The Articles of Incorporation and Bylaws contain this two-thirds threshold.

The articles of incorporation may provide for a voting threshold higher than two-thirds, but not lower. Furthermore, the NRS does not make a distinction between removal for cause and removal without cause.

Under the BCBCA, a company may remove a director before the expiration of the director’s term of office by a special resolution, or, if the articles provide that a director may be removed by a resolution of the shareholders entitled to vote at general meetings passed by less than a special majority or may be removed by some other method, by the resolution or method specified. Further, if the shareholders holding shares of a class or series of shares of a company have the exclusive right to elect or appoint one or more directors, a director so elected or appointed may only be removed by a special resolution passed by at least two-thirds of the votes cast by those shareholders, or, if the articles provide, by some other method or resolution specified therein.

Under the BC Articles, the Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy. The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

Board Vacancies	Under the NRS, all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, even if less than a quorum, unless otherwise provided in the articles of incorporation. The Articles of Incorporation and Bylaws provide that all vacancies, including those caused by an increase in the number of directors, shall be filled by the affirmative vote of a majority of the remaining directors, even if they constitute less than a quorum.	Under the BCBCA, unless the articles of a company provide otherwise, if a vacancy occurs among the directors, such vacancy may be filled by the shareholders at the shareholders’ meeting, if any, at which the director is removed, or, otherwise by the shareholders or by the remaining directors. Unless the articles of a company provide otherwise, s casual vacancy among directors may be filled by the remaining directors. Unless the articles of a company provide otherwise, if the shareholders holding shares of a class or series of shares have the exclusive right to elect or appoint one or more directors, a vacancy that occurs as a result of the removal of a director may be filled by those shareholders at the shareholders’ meeting, if any, at which the director is removed, or, otherwise, by those shareholders or remaining directors elected or appointed by those shareholders. If there are no directors in office, (a) an individual may be empowered by the shareholders to call a meeting of the shareholders for the election or appointment of directors, and appoint as directors, to hold office until the vacancies are filled at that meeting, the number of individuals that will constitute a quorum, or (b) there may be appointed, by a unanimous resolution of the shareholders, not more than the number of directors who, under the articles, may be elected or appointed at an annual general meeting, unless the articles of a company provide otherwise.

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	Nevada	British Columbia
Liability of Directors; Fiduciary Duties; Limitation of Directors’ Liability

Fiduciary duties of directors and officers are codified in the NRS. Nevada law requires that directors and officers of Nevada corporations exercise their powers in good faith, on an informed basis and with a view to the interests of the corporation. The NRS also provides that directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted. Under the NRS, unless the articles of incorporation provide otherwise, neither a director nor an officer of a Nevada corporation is personally liable to the corporation, its stockholders or its creditors as a result of any act or failure to act, unless the presumption of the business judgment rule is rebutted and it is proven that the director or officer breached his or her fiduciary duty and such breach involved intentional misconduct, fraud or knowing violation of law. The NRS does not distinguish as to, or exclude, breaches of the duty of loyalty or instances where the director has received an improper personal benefit.

The Articles of Incorporation provide that the liability of directors and officers is eliminated or limited to the fullest extent permitted by the NRS.

Under the NRS, a transaction between a corporation and one or more of its directors or officers who has an interest in the transaction, is not void or voidable solely for that reason, if: (a) the interest is disclosed to the board of directors or a committee thereof, and the disinterested directors or committee members approve the transaction in good faith; (b) the interest is disclosed to the stockholders of the corporation, and the stockholders holding a majority of the voting power approve or ratify the transaction in good faith; (c) the interest is not known to the interested director or officer at the time the transaction is brought before the board of directors for action; or (d) the transaction is fair to the corporation at the time it is authorized or approved.

Under the BCBCA, the statutory duties of directors and officers provide that every director and officer must act honestly and in good faith with a view to the best interests of the company, exercise the care, diligence, and skill that a reasonably prudent individual would exercise in comparable circumstances, act in accordance with the BCBCA and the regulations, and subject to the foregoing, act in accordance with the articles of the company. Under the BCBCA, directors of a company who vote for or consent to a resolution authorizing the company to. among other things,: (i) carry on a business or exercise a power contrary to its articles as a result of which the company has paid compensation to any person; (ii) pay a commission or allow a discount contrary to the BCBCA; (iii) pay a dividend or purchase, redeem or otherwise acquire shares contrary to the BCBCA, or (iv) make or give an indemnity to a party contrary to the BCBCA, are jointly and severally liable to restore to the company any amount paid or distributed as a result and not otherwise recovered by the company. A director is not liable for any such amount if the director has relied, in good faith, on (i) financial statements represented by an officer of the company or in the written report of the auditor of the company to fairly reflect the financial position of the company; (ii) the written report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by that person; (iii) a statement of fact represented to the director by an officer of the company to be correct; or (iv) any record, information or representation that the court considers provides reasonable grounds for the actions of the director, whether or not the record, information or representation was forged, fraudulently made or inaccurate.

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	Nevada	British Columbia
Indemnification of Officers and Directors; Insurance

The NRS includes a statutory mechanism that permits a corporation to indemnify any director or officer who acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful). Under the statutory indemnification regime of the NRS, the corporation, through its stockholders, directors or independent legal counsel, must determine that the indemnification is proper.

The indemnification available pursuant to the statutory mechanisms provided under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but, unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

The Bylaws provide for indemnification of our directors and officers to the fullest extent permitted by law.

The NRS grants authority to the corporation to purchase and maintain insurance for the benefit of a director or officer, and a former director and officer. Under the NRS, a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against the person and liability and expenses incurred by the person in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the corporation has the authority to indemnify such a person against such liability and expenses.

Under the BCBCA, a current or former director or officer of the company, a current or former director or officer who acts or has acted for an affiliate of the company or at the company’s request as a director or officer of another company, or at the request of the company, is or was, or holds or held a position equivalent to that of, a director or officer of a partnership, trust, joint venture or other unincorporated entity, is entitled to be indemnified by the company in respect of all costs, charges and expenses (including legal and other fees, but does not include judgments, penalties, fines or amounts paid in settlement of a proceeding) actually and reasonably incurred by the person in connection with any legal proceeding or investigative action if, among other things, (i) the person acted honestly and in good faith with a view to the best interests of the company; and (ii) in the case of an eligible proceeding other than a civil proceeding, the person had reasonable grounds for believing that this conduct in respect of which the proceeding was brought was lawful.

Under the BCBCA, a company may purchase and maintain insurance for the benefit of a director or officer, former director and officer or current or former director and officer who acted as a director or officer of an affiliate or at the company’s request as director or officer against any liability that may be incurred by reason of the eligible party being or having been a director or officer of, or holding or having held a position equivalent to that of a director or officer of, the company or an associated corporation.

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	Nevada	British Columbia
Shareholder Consent in Lieu of Meeting

The NRS provides that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting by a majority of the capital stock of the corporation, or a different proportion of voting power if otherwise required, by unanimous written consent.

The Bylaws provide that stockholders may not act by written consent.

Under the BCBCA, a written consent resolution by shareholders is deemed to be valid and effective as if it had been passed at a meeting of shareholders as long as it satisfies all of the requirements of the BCBCA and the regulations and articles of the company.

Calling of Shareholder Meetings

Under the NRS, unless otherwise provided in the articles of incorporation or the bylaws, the entire board of directors, any two directors, or the president may call special meetings of the stockholders.

The Articles of Incorporation and Bylaws provide that a special meeting of the stockholders may be called only by the Board, Chair of the Board or the Chief Executive Officer. The Bylaws provide that a special meeting will be called by the Secretary upon the written request of the Chair of the Board, the Chief Executive Officer or a majority of the Board of Directors. Stockholders have no right to request or call a special meeting of the stockholders.

Under the BC Articles, directors may call meetings of shareholders. The BCBCA provides that shareholders may requisition a general meeting provided the requisition is made by shareholders holding at least 1/20 of the issued shares of the company that carry the right to vote at general meetings. If a general meeting is validly requisitioned in accordance with the BCBCA, the directors must call a general meeting to transact the business specified in the requisition, to be held within four months after the date the requisition is received by the company, regardless of the articles of such company.

Location of Shareholder Meetings	Under the NRS, a stockholders meeting may be held within or outside of Nevada. Under the Bylaws, the Board may determine to hold a meeting of stockholders by means of electronic communications, videoconferencing, teleconferencing or other available technology authorized by and in accordance with the NRS.

Under the BCBCA, a general meeting of a company must be held in British Columbia or may be held at a location outside British Columbia if (i) a location outside of British Columbia is provided for in the company’s articles, (ii) the articles do not restrict the company from approving a location outside of British Columbia and the location is approved by the resolution required by the articles for that purpose (if no resolution is required by the articles for that purposes, approved by ordinary resolution), or (iii) the location for the meeting is approved by the Registrar of Companies of British Columbia before the meeting is held. If the meeting is a partially electronic meeting, the foregoing applies to the location where persons attend the meeting in person. If the meeting is a fully electronic meeting, the foregoing does not apply to the meeting.

The BC Articles provide that the directors may, by director’s resolution, approve a location outside of British Columbia for the holding of a meeting of shareholders.

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	Nevada	British Columbia
Shareholder Inspection Rights

Under the NRS, any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or authorized in writing by the holders of, at least 5% of all of the corporation’s outstanding shares, upon at least five days’ written notice, may demand the right to inspect, in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the alphabetically arranged names of all persons who are record stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is not for any purpose other than the business of the corporation.

In addition, the NRS grants certain stockholders the right to inspect, make copies of and audit the books of account and financial statements of a corporation for any purpose related to the requesting stockholders’ interest in the corporation as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, this right does not apply with respect to any corporation that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Under the BCBCA, current shareholders of a company are entitled to inspect, without charge, certain records of the company, including the company’s constating documents (including the company’s articles, notice of articles and certificate of incorporation, continuation or amalgamation, as applicable); any orders made by the court under the BCBCA, the Registrar or the executive director under the Securities Act (British Columbia); the company’s central securities register and register of directors; consents to act and resignations of directors; any report of an inspector appointed by the court; the minutes of every meeting of shareholders; each consent resolution of shareholders; every audited financial statement of the company and its subsidiaries, whether or not consolidated; certain disclosures of disclosable interests of directors and senior officers; certain disclosures relating to financial assistance; and, if the company is an amalgamated company, the equivalent records for each predecessor company. Former shareholders have the same rights of inspection as do current shareholders, but only to those records that relate to the period when that person was a shareholder.

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	Nevada	British Columbia
Shareholder Proposals

The NRS does not contain specific provisions regarding stockholder proposals.

The Bylaws include an advance notice provision requiring that stockholders who wish to propose other business at an annual meeting of stockholders must provide timely notice in proper written form to the Secretary of the Company at the Company’s principal executive offices. To be timely, notice must generally be delivered not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the previous year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no meeting was held the prior year, the notice must be received no later than the (i) 120th day, and not later than the 90th day, prior to such annual meeting or (ii) 10th day following the public announcement of the meeting date.

Stockholder notices under the advance notice provisions must comply with the informational and procedural requirements set forth in the Bylaws, including detailed disclosures about the proposing stockholder, any beneficial owners or control persons, and any related agreements or arrangements. The Bylaws also require compliance with Rule 14a-19 under the Exchange Act, where applicable.

The BCBCA provides a mechanism whereby qualified shareholders of public companies holding at least 1/100 of the issued shares that carry the right to vote at general meetings or have a fair market value in excess of $2,000, can have specific matters submitted for consideration at the next annual general meeting of the company, rather than relying on the directors or management of the company to put the matter before the shareholders. A “qualified shareholder” is a person who is a registered owner or beneficial owner of one or more shares of the company that carry the right to vote at general meetings and has been a registered owner or beneficial owner of one or more such shares for an uninterrupted period of at least two years before the date of the signing of the proposal. However, a person is not a “qualified shareholder” if, within two years before the date of the signing of the proposal, the person failed to present at an annual general meeting an earlier proposal that the person had submitted to the company and that the company had responded to by complying with the proposal process.

Payment of Dividends and Distributions	The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders, which is known as the balance sheet test. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable under the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable under the circumstances. The Articles of Incorporation eliminate the Company’s requirement to comply with the described balance sheet test with respect to any distribution.	Under the BCBCA, a company may declare a dividend, subject to its charter or an enactment that provides otherwise, out of the profits, capital or otherwise by issuing shares or warrants by way of dividend, or in property, including in money. A dividend in money or property may not be declared or paid if there are reasonable grounds for believing that (i) the company is insolvent, or (ii) the payment of the dividend would render the company insolvent.

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	Nevada	British Columbia
Rights of Dissent and Appraisal

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, or (vi) any corporate action to which the stockholder would be obligated, as a result of such action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to the applicable provisions of the NRS.

Holders of covered securities (generally those that are listed on a national securities exchange) or shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000 are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept anything except cash, shares of stock or other securities or any combination thereof.

Under the BCBCA, registered shareholders have the right to dissent from certain corporate acts, including certain amendments to the articles of incorporation, the adoption or approval of an amalgamation agreement, the approval of an arrangement, the continuance of the company into a jurisdiction other than British Columbia, a sale, lease or other disposition by the company of all or substantially all of its undertaking, any other resolution, if dissent is authorized by the resolution and any court order that permits dissent. Subject to fulfilling all of the requirements of the BCBCA in respect of the shareholder’s right to dissent, the company and the dissenting shareholder may agree on the amount of the payout value of the dissent shares and the company must then promptly purchase the dissenting shareholder’s shares at fair value, unless there are grounds for believing that the company is insolvent or the payment would render the company insolvent. A dissenting shareholder who has not entered into an agreement with the company (or the company itself) may apply to the court and the court may determine the payout value of the dissent shares.

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	Nevada	British Columbia
Oppression Remedy	Although the NRS imposes fiduciary duties upon directors and officers, the NRS does not contain an “oppression remedy” as under the BCBCA.	The BCBCA contains an oppression remedy that enables the court to make any interim or final order it considers appropriate, if satisfied upon application by a complainant (being a shareholder of the company or any other person whom the court considers to be an appropriate person) that (i) the affairs of the company are being or have been conducted, or that the powers of the directors are being or have been exercised, in a manner oppressive to one or more of the shareholders; or (ii) that some act of the company has been done or is threatened, or that some resolution of the shareholders or of the shareholders holding shares of a class or series of shares has been passed or is proposed, that is unfairly prejudicial to one or more of the shareholders, and that the application was brought by the shareholder in a timely manner.

Derivative Action	The NRS grants stockholders a derivative cause of action where the corporation refuses to enforce rights, which it may properly assert if the plaintiff was a stockholder at the time of the event or the plaintiff’s share thereafter devolved on the plaintiff by operation of law. The complaint must also set forth with particularity the efforts of the plaintiff to secure from the board of directors and, if necessary, from the stockholders, such action as the plaintiff desires, and the reasons for the plaintiff’s failure to obtain such action or the reasons for not making such effort. In any such action, at any time within 30 days after service of summons upon the corporation or any defendant who is an officer or director of the corporation or held such office at the time of the acts complained of, the corporation or such defendant may move the court for an order, upon notice and hearing, requiring the plaintiff to furnish security as hereinafter provided. Such motion must be based upon one or more of the following grounds: (a) there is no reasonable possibility that the prosecution of the cause of action alleged in the complaint against the moving party will benefit the corporation or its security holders or (b) the moving party, if other than the corporation, did not participate in the event complained of in any capacity.	Under the BCBCA, a complainant (being a shareholder or director of a company or any other person whom the court considers to be an appropriate person) may, with leave of the court, prosecute a civil, criminal, quasi-criminal, administrative or regulatory action or proceeding in the name and on behalf of the company to enforce a right, duty, or obligation owed to the company that could be enforced by the company itself; or to obtain damages for any breach of any such right, duty, or obligation, whether the right, duty, or obligation arises under the BCBCA or otherwise. A complainant may also, with leave of the court, defend, in the name and on behalf of a company, a legal proceeding brought against the company.

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	Nevada	British Columbia
Business Combinations

The NRS imposes a two-year moratorium on a business combination with an interested stockholder that is extended up to four years if certain conditions are not met. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by (i) advance approval by the board of directors of the combination, or the transaction by which such person first becomes an interested stockholder (ii) approval of the combination by the board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, or (iii) the combination meets specified fair value requirements. Finally, after the two-year period, a combination remains prohibited unless (i) the combination or the transaction by which the person first became an interested stockholder is approved in advance by the board of directors as described above, (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates or (iii) the combination meets specified fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions. Any opt-out of the business combinations provisions of the NRS must be contained in the original articles of incorporation, or an amendment to the articles of incorporation approved by a majority of the outstanding voting power not then beneficially owned by interested stockholders or their affiliates and associates, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

The Articles of Incorporation expressly provide that the Company has elected not to be governed by the business combination provisions of the NRS.

The BCBCA does not contain an exact corresponding provision. Certain matters as take-over bids, issuer bids, going-private transactions, business combinations and transactions with directors, officers, significant shareholders and other related parties to which the Company is a party may be subject to Canadian provincial securities legislation and administrative policies and rules of the Canadian securities administrators. Such legislation, administrative policies and rules may impose board and/or shareholder approval requirements on public companies separate and apart from the BCBCA.

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	Nevada	British Columbia
Control Share Acquisition Status

Pursuant to the “acquisition of controlling interest” statutes contained in the NRS, any person who acquires a “controlling interest” in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. The NRS provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

The NRS provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. The NRS provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. The Bylaws expressly provide that the Company has elected not to be governed by the controlling interest provisions of the NRS.

The BCBCA does not contain a corresponding provision.

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	Nevada	British Columbia
Fiduciary Duty of Controlling Stockholder; Controlling Stockholder Transactions

Pursuant to the NRS, no stockholder (other than a “controlling stockholder” as discussed below) has any fiduciary duty to us or any other stockholder, and each stockholder (other than a “controlling stockholder”), regardless of such stockholder’s relative ownership of shares, is entitled to exercise or withhold the voting power of such shares in such stockholder’s personal interest and without regard to any other person or interest.

A “controlling stockholder” is defined as a stockholder of a corporation having the voting power, by virtue of such stockholder’s relative beneficial ownership of shares or otherwise pursuant to the articles of incorporation, to elect at least a majority of the corporation’s directors. The only fiduciary duty of a controlling stockholder of a corporation, in such person’s capacity as a stockholder, is to refrain from exerting undue influence over any director or officer of the corporation with the purpose and proximate effect of inducing a breach of fiduciary duty by such director or officer, for which breach the director or officer is liable pursuant to the NRS as described above, and which breach:

● directly relates to the initiation, evaluation, negotiation, authorization or approval by the board of directors, or a committee thereof, of a contract or transaction to which the controlling stockholder or any of its affiliates or associates is a party or in which the controlling stockholder or any of its affiliates or associates has a material and nonspeculative financial interest; and

● results in material, nonspeculative and non-ratable financial benefit to the controlling stockholder, which benefit excludes, and results in a material and nonspeculative detriment to the other stockholders generally.

However, the exercise or withholding of voting power by a controlling stockholder, or the indication or implication by a controlling stockholder as to whether or to what extent such voting power may be exercised or withheld, does not, by itself, constitute or indicate a breach of this limited fiduciary duty. A controlling stockholder is presumed to have not breached its fiduciary duty with respect to any contract or transaction if it is authorized or approved, or recommended to the board of directors, by a committee of the board consisting only of disinterested directors.

The BCBCA does not contain a corresponding provision.

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	Nevada	British Columbia
Compulsory Acquisition Right	The NRS does not contain a similar provision. However, the NRS does permit a parent Nevada entity owning 90% of a subsidiary Nevada corporation to merge the subsidiary with and into the parent entity without a vote of the owners of either entity. Further, the NRS permits a parent Nevada entity owning 90% of a subsidiary Nevada corporation to merge the parent entity with and into the subsidiary without a vote of the stockholders of the subsidiary Nevada corporation.	The BCBCA provides a right of compulsory acquisition for an offeror that acquires at least 90% of the target company’s shares or any class of shares pursuant to a take-over bid or issuer bid, other than securities held at the date of the bid by or on behalf of the offeror (i.e., an “acquiring person” under the BCBCA). Those shareholders who did not accept the offer may be compelled, on notice from the acquiring person, to sell their shares to the acquiring person at the same price and on the same terms offered, unless the court otherwise orders. If the acquiring person does not give that notice within one month after becoming entitled to do so, it must give notice to those shareholders that they may require the acquiring person to purchase their shares from them. A shareholder may apply to the court to set the price and terms of payment.

Blank Check Preferred Stock/ Shares	Under the NRS, a corporation may authorize one or more classes or series of preferred stock in its articles of incorporation, and the articles of incorporation may grant the board of directors the authority, without stockholder approval, to determine the rights, preferences, privileges, and limitations of a class or series of “blank check” preferred stock pursuant to board resolution and the filing of a certificate of designation with respect to such class or series.

Under the BCBCA, the special rights or restrictions attached to a class of shares may provide that the class of shares includes or may include one or more series of shares and, may authorize the directors by resolution, but subject to the provisions of the articles and BCBCA, to determine the maximum number of shares of each series, create an identifying name for each series and attach special rights or restrictions to the shares of any of those series of shares or to alter any special rights or restrictions attached to those shares if the series of shares does not have shares outstanding. Under the BCBCA, each share of a series of shares must have the same special rights or restrictions as are attached to every other share of that series of shares and the special rights or restrictions attached to shares of a series of shares must be consistent with the special rights or restrictions attached to the class of shares of which the series of shares is part.

The BCBCA does not prohibit a corporation from adopting a shareholder rights plan, or “poison pill,” which could prevent a takeover attempt and also preclude shareholders from realizing a potential premium over the market value of their shares.

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Comparison of the Articles of Incorporation and Bylaws with the BC Notice of Articles and BC Articles

In addition to the differences noted above, set forth below is a comparison of the material provisions of the Articles of Incorporation and Bylaws with the BC Notice of Articles and BC Articles. While it is not practical to summarize all of the legal differences between the different sets of charter documents, certain principal differences that could materially affect the rights of Shareholders are set forth below. The following summary is not a substitute for direct reference to the Articles of Incorporation, Bylaws and the BC Articles themselves, or for professional interpretation of such documents, and is qualified by reference thereto. Copies of the Articles of Domestication, Articles of Incorporation and Bylaws are attached as Schedule A, Schedule B, and Schedule C, respectively, to the Plan of Arrangement. A copy of the BC Articles has been filed with the SEC as Exhibit 3.1 to the Company’s Annual Report on Form 10-K filed with the SEC and on SEDAR on February 27, 2025. A copy of the current BC Notice of Articles can be found attached as Appendix F to this Proxy Statement. The following summary does not purport to be complete or exhaustive and Shareholders should therefore consult their legal advisors regarding the implications of the adoption of the Articles of Incorporation and Bylaws which may be of particular importance to them.

	Nevada	British Columbia
Authorized Capital

The total number of shares of all classes of stock that the Corporation is authorized to issue is 6,000,000,000 shares, divided into two classes as follows: (i) 5,000,000,000 shares of Nevada Common Stock and (ii) 1,000,000,000 shares of Nevada Preferred Stock. The number of authorized shares of any of the Nevada Common Stock or Nevada Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the stockholders of the Company entitled to vote thereon, and no vote of the holders of Nevada Common Stock or Nevada Preferred Stock voting separately as a class will be required therefor (and any such right otherwise provided by certain provisions of the NRS is specifically denied), unless a vote of any such holders is expressly required pursuant to the Articles of Incorporation.

The Board is expressly authorized in the Articles of Incorporation to provide for one or more series of Nevada Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of such series, and the powers, preferences and relative, participating, optional or other rights, if any, and any qualifications, limitations or restrictions thereof, of such series.

The BC Notice of Articles provide that the authorized share structure of the Company consists of an unlimited number of Subordinate Voting Shares and an unlimited number of Proportionate Voting Shares.

No Proportionate Voting Shares are currently outstanding.

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	Nevada	British Columbia
Voting Rights

Each holder of record of Nevada Common Stock is entitled to one vote for each share of Nevada Common Stock on all matters on which stockholders generally or holders of Nevada Common Stock as a separate class or series are entitled to vote (whether voting separately as a class or series, or together with any other classes or series of the Company’s capital stock); provided that, to the fullest extent permitted by law, holders of Nevada Common Stock have no voting power with respect to any amendment to the Articles of Incorporation that relates solely to the terms, number of shares, powers, designations, preferences or relative, participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereof, of one or more outstanding series of Nevada Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Articles of Incorporation or pursuant to the NRS.

No holder of shares of Nevada Common Stock have the right to cumulative voting.

The holders of Subordinate Voting Shares are entitled to receive notice of and to attend and vote at all meetings of shareholders of the Company except a meeting at which only the holders of another class or series of shares are entitled to vote. Each Subordinate Voting Share entitles the holder thereof to one vote at each such meeting.

Holders of Proportionate Voting Shares are entitled to receive notice of and to attend vote at all meetings of shareholders of the Company, except a meeting at which only the holders or another class or series of shares are entitled to vote separately as a class or series is entitled to vote. Each Proportionate Voting Share entitles the holder to 100 votes and each fraction of a Proportionate Voting Share entitles the holder to the number of votes calculated by multiplying the fraction by 100 and rounding the product down to the nearest whole number, at each such meeting.

Liquidation Rights	Under the Articles of Incorporation, the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, after payment or provision for payment of the debts and other liabilities of the Company and subject to the right, if any, of the holders of any outstanding series of Nevada Preferred Stock or any class or series of stock having a preference over or the right to participate with the Nevada Common Stock as to distributions upon dissolution, liquidation or winding up of the Company, the holders of all outstanding shares of Nevada Common Stock shall be entitled to receive the remaining assets of the Company available for distribution ratably in proportion to the number of shares held by each such stockholder.

Under the BC Articles, in the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company to its shareholders for the purposes of winding up its affairs, the holders of the Subordinate Voting Shares shall be entitled to participate pari passu with the holders of Proportionate Voting Shares, with the amount of such distribution per Subordinate Voting Share equal to the amount of such distribution per Proportionate Voting Share divided by 100; and each fraction of a Subordinate Voting Share will be entitled to the amount calculated by multiplying such fraction by the amount payable per whole Subordinate Voting Share.

Under the BC Articles, in the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company to its shareholders for the purpose of winding up its affairs, the holders of the Proportionate Voting Shares shall be entitled to participate pari passu with the holders of Subordinate Voting Shares, with the amount of such distribution per Proportionate Voting Share equal to the amount of such distribution per Subordinate Voting Share multiplied by 100; and each fraction of a Proportionate Voting Share will be entitled to the amount calculated by multiplying the fraction by the amount payable per whole Proportionate Voting Share.

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	Nevada	British Columbia
Conversion of Shares	Shares of the Nevada Common Stock do not have conversion rights and the Articles of Incorporation do not currently contemplate conversion rights for the Nevada Preferred Stock. The conversion rights of any future series of Nevada Preferred Stock, other capital stock of the Company or any securities convertible into capital stock of the Company, will be set forth in a certificate of designation filed with the Nevada Secretary of State or another applicable agreement.

If an offer is made to purchase Proportionate Voting Shares, and such offer is required pursuant to applicable securities legislation or the rules of any stock exchange on which the Proportionate Voting Shares or the Subordinate Voting Shares which may be obtained upon conversion of the Proportionate Voting Shares may then be listed, to be made to all or substantially all of the holders of Proportionate Voting Shares in a province or territory of Canada to which the requirement applies (such offer to purchase, an “Offer”) and not made to the holders of Subordinate Voting Shares for consideration per Subordinate Voting Share equal to or greater than 1/100th (0.01) of the consideration offered per Proportionate Voting Share, then each Subordinate Voting Share will become convertible at the option of the holder into Proportionate Voting Shares on the basis of one hundred (100) Subordinate Voting Shares for one (1) Proportionate Voting Share, at any time while the Offer is in effect until one day after the time prescribed by applicable securities legislation or stock exchange rules for the offeror to take up and pay for such shares as are to be acquired pursuant to the Offer (the “Subordinate Voting Share Conversion Right”).

The Subordinate Voting Share Conversion Right may only be exercised for the purpose of depositing the Proportionate Voting Shares acquired upon conversion under such Offer, and for no other reason. If the Subordinate Voting Share Conversion Right is exercised, the Company will procure that the transfer agent for the Subordinate Voting Shares will deposit under such Offer the Proportionate Voting Shares acquired upon conversion, on behalf of the holder.

If Proportionate Voting Shares issued upon such conversion and deposited under such Offer are withdrawn by such holder, or such Offer is abandoned, withdrawn or terminated by the offeror, or such Offer expires without the offeror taking up and paying for such Proportionate Voting Shares, such Proportionate Voting Shares and any fractions thereof issued will automatically, without further action on the part of the holder thereof, be reconverted into Subordinate Voting Shares on the basis of one (1) Proportionate Voting Share for one hundred (100) Subordinate Voting Shares, and the Company will procure that the transfer agent for the Subordinate Voting Shares will send to such holder a direct registration statement(s) or certificate(s) representing the Subordinate Voting Shares acquired upon such reconversion. If the offeror under such Offer takes up and pays for the Proportionate Voting Shares acquired upon exercise of the Subordinate Voting Share Conversion Right, the Company will procure that the transfer agent for the Subordinate Voting Shares will deliver to the holders of such Proportionate Voting Shares the consideration paid for such Proportionate Voting Shares by such offeror.

Subject to approval by the Board, each Subordinate Voting Share may be converted at the option of the holder into such number of Proportionate Voting Shares as is determined by dividing the number of Subordinate Voting Shares being converted by one hundred (100), provided the Board has approved such conversion.

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	Nevada	British Columbia
Preemptive and Subscription Rights	Shares of the Nevada Common Stock do not have pre-emptive or subscription rights, and there are no redemption or sinking-fund provisions applicable to them.	The Subordinate Voting Shares do not have pre-emptive or subscription rights, and there are no redemption or sinking-fund provisions applicable to the Subordinate Voting Shares.

Directors	Under the Articles of Incorporation and Bylaws, the number of directors are to be fixed exclusively by resolutions adopted by a majority of the Board. Pursuant to the Bylaws, the number of directors shall consist of at least one individual, with the total number of directors fixed from time to time exclusively by the Board.	Under the BC Articles, the number of directors is set at the greater of three and the most recently set number of directors elected by ordinary resolution.

Meetings of Directors	Annual meetings of the Board may be held without notice. Regular meetings between annual meetings may be held at such times and places as designated by the Board. If the Board designates the time and place of a regular meeting by resolution, no further notice of such meeting shall be required. Special meetings of the Board may be called only by the Chair of the Board, or if there is no Chair, by the Chief Executive Officer, the President, or the Secretary, or upon the request of a majority of the Board. Regular or special meetings may be held at any place designated by the Board or, in the absence of such designation, as specified in the notice of the meeting. Except as otherwise provided for regular meetings, notice of any meeting shall be delivered to each director at least 24 hours prior to the meeting.

The BC Articles require that reasonable notice of the time, date and place of the meeting be given to the directors. It is not necessary to give notice of a meeting of directors if (a) the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed or is the meeting of the directors as which that director is appointed; or (b) the director has waived notice of the meeting.

Quorum for Director’s Meetings	The Bylaws provide that a majority of the directors in office is necessary to constitute a quorum for the transaction of business.	Under the BC Articles, the quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of the directors.

Quorum for Shareholder’s Meetings

Under the Bylaws, stockholders holding at least one-third of the voting power of the Company’s capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on any matter), are necessary to constitute a quorum for the transaction of business at any meeting.

Under the BC Articles, subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting.

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	Nevada	British Columbia
Attendance at Shareholders’ Meetings	The Bylaws provide that meetings of stockholders may be held within Nevada or outside of Nevada. A stockholder may participate in a meeting of stockholders through remote communication, including, without limitation, electronic communications, videoconferencing, teleconferencing or other similar method of communication by which all individuals participating in the meeting can hear each other and such participation shall constitute presence in person at the meeting.

The BC Articles permit meetings of shareholders to be held in British Columbia or at another location outside British Columbia if that location is approved, before the meeting is held, by resolution of the directors.

Advance Notice Provisions

The Bylaws include an advance notice provision requiring that stockholders who wish to nominate directors or propose other business at an annual meeting of stockholders must provide timely notice in proper written form to the Secretary of the Company at the Company’s principal executive offices. To be timely, notice must generally be delivered not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the previous year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no meeting was held the prior year, the notice must be received no later than the (i) 120th day, and not later than the 90th day, prior to such annual meeting or (ii) 10th day following the public announcement of the meeting date. For special meetings called for the purpose of electing directors, notice of nominations must generally be received not earlier than the 120th day and not later than the 90th day prior to the meeting or the 10th day following public announcement of the meeting date.

Stockholder notices under the advance notice provisions must comply with the informational and procedural requirements set forth in the Bylaws, including detailed disclosures about the nominating or proposing stockholder, any beneficial owners or control persons, and any related agreements or arrangements. The Bylaws also require compliance with Rule 14a-19 under the Exchange Act, where applicable.

The BC Articles do not contain provisions relating to advance notice procedures required of shareholders in order to properly nominate directors. However, the BCBCA contains provisions relating to the ability of shareholders to bring forward specific matters submitted for consideration at the next annual general meeting by way of shareholder proposals as noted above.

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	Nevada	British Columbia
Exclusive Forum Provision	The Bylaws provide that unless the Company consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County of the State of Nevada shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s stockholders, (iii) any internal action (as defined in NRS 78.046), any agreement entered into pursuant to NRS 78.365 or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (iv) any action to interpret, apply, enforce or determine the validity of the Articles of Incorporation or the Bylaws, or (v) any action asserting a claim governed by the internal affairs doctrine; provided that such exclusive forum provisions will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction	The BC Articles do not contain a corresponding provision.

Dividends and Distributions	The Articles of Incorporation provide that the Company may make distributions to its stockholders ratably out of funds legally available for this purpose as determined by the Board. The Articles of Incorporation provide that the Company is allowed to make any distribution that otherwise would be prohibited by the NRS if the Company’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the Company were to be dissolved immediately after the time of the distribution, to satisfy the preferential rights upon such dissolution of holders of shares of any class or series of the capital stock of the Company having preferential rights superior to those receiving the distribution.

The BC Articles contain provisions with respect to dividend payments and entitlement thereof, including manner of payment and settlement of difficulties in regard to the distribution of dividends. The holders of Subordinate Voting Shares shall be entitled to receive such dividends payable in cash or property of the Company as may be declared thereon by the directors from time to time. The directors may not declare a dividend payable in cash or property on the Subordinate Voting Shares unless the directors simultaneously declare a dividend payable in cash or property on the Proportionate Voting Shares, in an amount per Proportionate Voting Share equal to the amount of the dividend declared per Subordinate Voting Share, multiplied by 100.

The holders of Proportionate Voting Shares shall be entitled to receive such dividends payable in cash or property of the Company as may be declared by the directors from time to time. The directors may not declare a dividend payable in cash or property on the Proportionate Voting Shares unless the directors simultaneously declare a dividend payable in cash or property on the Subordinate Voting Shares, in an amount equal to the amount of the dividend declared per Proportionate Voting Share divided by 100.

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PROCEDURE FOR THE ARRANGEMENT TO BECOME EFFECTIVE

Procedural Steps

The Arrangement is proposed to be carried out pursuant to Section 288 of the BCBCA. The following procedural steps must be taken in order for the Arrangement, including the Continuance, to become effective:

●	the Arrangement must be approved by the Shareholders in the manner set forth in the Interim Order;

●	the Court must grant the Final Order;

●	all conditions to the completion of the Arrangement must be satisfied;

●	an application for authorization of the Continuance must be filed with the Registrar and such authorization must be granted; and

●	the Articles of Domestication and the Articles of Incorporation, each in the form prescribed by the NRS, must be filed with the Nevada Secretary of State.

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Shareholder Approval

The Arrangement Resolution must be approved by at least 66 2/3% of the votes cast by the Shareholders present in person or by proxy at the Meeting. Such approval will constitute the Shareholders’ approval of the Arrangement, including the Continuance, and the Company’s adoption of the Articles of Incorporation and the Bylaws.

Notwithstanding the foregoing, the Arrangement Resolution authorizes the Board, without further notice to or approval of the Shareholders, to decide not to proceed with the Arrangement, and to revoke the Arrangement Resolution for any reason at any time prior to the Arrangement becoming effective pursuant to the provisions of the BCBCA.

Court Approval

Interim Order

Prior to the distribution of this Proxy Statement, on September 25, 2025, the Company obtained the Interim Order from the Court authorizing and directing the Company to call, hold and conduct the Meeting, submit the Arrangement Resolution to the Shareholders for approval, and other procedural matters, including, but not limited to: (1) the required Shareholder approval of the Arrangement Resolution; (2) the Dissent Rights for Shareholders; (3) the notice requirements with respect to the Court hearing of the application for the Final Order; (4) the ability of the Company to adjourn or postpone the Meeting from time to time in accordance with the terms of the Interim Order, without the need for additional approval of the Court; and (5) the Record Date for the Shareholders entitled to notice of and to vote at the Meeting.

Final Order

If the Arrangement Resolution is approved by the Shareholders at the Meeting in the manner required by the Interim Order, the Company intends to apply to the Court for the Final Order (the “Final Order Hearing”). The Final Order Hearing is scheduled for October 30, 2025 (Vancouver time) at the Supreme Court of British Columbia, 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1, or as soon thereafter as counsel may be heard, or at any other date and time and by any other method as the Court may direct. At the Final Order Hearing, any Shareholder or any other interested person, who wishes to participate or to be represented or to present evidence or argument at the Final Order Hearing may do so, subject to filing with the Court and serving upon the Company on or before 4:00 p.m. (Vancouver time) on October 27, 2025 a Response to Petition (“Response”), in accordance with the terms set out in the Interim Order and in the form prescribed by the Supreme Court Civil Rules (British Columbia), including his, her, or its address for service, together with all materials on which he, she or it intends to rely at the Final Order Hearing. See Appendix E to this Proxy Statement for the Notice of Hearing and Petition for Final Order.

The Response and supporting materials must be served on the Company, within the time specified, by delivery to the Company, c/o Fasken Martineau DuMoulin LLP, at 2900 - 550 Burrard St. Vancouver, BC V6C 0A3, Canada, to the attention of Mark Pontin. In the event the Final Order Hearing is postponed, adjourned or rescheduled, then, subject to further order of the Court, only those persons having previously served a Response in compliance with the Interim Order will be given notice of the postponement, adjournment or rescheduled date. Participation in the Final Order Hearing, including who may participate and present evidence or argument and the procedure for doing so, is subject to the terms of the Interim Order and any subsequent direction of the Court.

Shareholders who wish to participate in or be represented at the Final Order Hearing should consult their legal advisors as to the necessary requirements. The Notice of Hearing and Petition for Final Order constitutes notice of the Final Order Hearing and is the only such notice of that proceeding.

The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement. The Court, in hearing the Company’s application at the Final Order Hearing, will consider, among other things, the fairness of the Arrangement to the Shareholders and any other interested party as the Court determines appropriate. The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court may determine appropriate.

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The Company may determine not to proceed with the Arrangement if any amendment ordered by the Court is not satisfactory to it.

Timing

The Arrangement, including the Continuance, will become effective on the Effective Date. If the Meeting is held and the Arrangement Resolution is approved by the Shareholders as required by the Interim Order, the Company intends to apply to the Court for the Final Order. If the Final Order is obtained on or about October 30, 2025, in form and substance satisfactory to the Company, the Company expects the Effective Date to be on or about October 31, 2025. The Effective Date could be delayed, however, for a number of reasons, including an objection before the Court in the hearing of the application for the Final Order or at the discretion of the Board. Notwithstanding the foregoing, the Company may determine not to proceed to apply to the Court for the Final Order or proceed with the Continuance.

Shareholders should consult their legal advisors with respect to the legal rights available to them in relation to the Arrangement.

TAX MATTERS

The Continuance may have different tax consequences for Shareholders resident in Canada than for Shareholders resident in the United States. Shareholders are urged to carefully read the sections below entitled “Certain United States Federal Income Tax Consequences” and “Certain Canadian Federal Income Tax Considerations,” as applicable, and to consult with their own tax and other advisors.

Certain United States Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax considerations generally applicable to U.S. Holders and Non-U.S. Holders relating to the Arrangement, including the Continuance. This summary is based upon the Code, the U.S. Treasury Regulations promulgated thereunder (“Treasury Regulations”), judicial authorities, published positions of the IRS, and other applicable authorities, all as in effect on the date hereof. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis. This summary is of a general nature only, does not address all of the U.S. federal income tax considerations that may be relevant to a U.S. Holder or Non-U.S. Holder in light of their circumstances and does not constitute tax advice to any Shareholder. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state and local or non-U.S. tax laws are not discussed.

This discussion only deals with a beneficial owner of Subordinate Voting Shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes), and does not address the special tax rules that may apply to special classes of taxpayers, such as:

●	securities broker-dealers;

●	persons that hold Subordinate Voting Shares as part of a hedging or integrated financial transaction or a straddle;

●	persons whose functional currency is not the U.S. dollar;

●	U.S. expatriates;

●	persons that are owners of an interest in a partnership or other pass-through entity that is a holder of Subordinate Voting Shares;

●	partnerships or other pass-through entities;

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●	regulated investment companies or real estate investment trusts;

●	banks, thrifts, mutual funds and other financial institutions;

●	insurance companies;

●	traders that have elected a mark-to-market method of accounting;

●	tax-exempt organizations and pension funds;

●	controlled foreign corporations, passive foreign investment companies and corporations that accumulate earnings to avoid U.S. federal income tax; and

●	persons who hold Company Options or Company RSUs or persons who received their Subordinate Voting Shares upon the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan.

For purposes of this summary, a “U.S. Holder” means a beneficial owner of Subordinate Voting Shares who is, for U.S. federal income tax purposes:

●	an individual citizen or resident alien of the United States;

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust (i) that validly elects to be treated as a U.S. person for U.S. federal income tax purposes or (ii) the administration over which a U.S. court can exercise primary supervision and all substantial decisions of which one or more U.S. persons have the authority to control.

For purposes of this summary, a “Non-U.S. Holder” is a beneficial owner of Subordinate Voting Shares that is not a U.S. Holder and that is not an entity that is classified for U.S. federal income tax purposes as a partnership. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Subordinate Voting Shares, the tax treatment of a partner in the partnership will generally depend on the status of such partner and the activities of the partnership.

The Company has not, and does not, intend to seek any rulings from the IRS regarding the Arrangement or the Continuance. There can be no assurance that the IRS will not take positions concerning the tax consequences of the Arrangement and the Continuance that are inconsistent with the considerations discussed in this Proxy Statement or that any such positions would not be sustained by a court.

This summary is of a general nature only for informational purposes and is not and is not legal or tax advice to any particular Shareholder. This summary is not exhaustive of all U.S. income tax considerations. Consequently, Shareholders are urged to consult their own tax advisors to determine the particular tax effects to them of the Continuance and of any other consequences to them in connection with the Arrangement under U.S. federal, state, and local tax laws and non-U.S. tax laws, having regard to their own particular circumstances.

Treatment of the Company for U.S. Federal Income Tax Purposes

A corporation is generally considered for U.S. federal income tax purposes to be a tax resident in the jurisdiction of its organization or incorporation; however, although the Company was incorporated in British Columbia, it has taken the position that it is a U.S. domestic corporation for U.S. federal income tax purposes pursuant to Section 7874 of the Code which provides an exception to this general rule. For purposes of this Proxy Statement, it is assumed that the Company is treated as a U.S. domestic corporation for U.S. federal income tax purposes.

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Under Section 7874, a corporation created or organized outside the United States (i.e., a non-U.S. corporation) will nevertheless be treated as a U.S. corporation for U.S. federal income tax purposes (and, therefore, as a U.S. tax resident subject to U.S. federal income tax on its worldwide income) if each of the following three conditions are met: (1) the non-U.S. corporation, directly or indirectly, acquires substantially all of the properties held directly or indirectly by a U.S. corporation or partnership (including through the acquisition of all of the outstanding shares or interests of the U.S. corporation or partnership); (2) the non-U.S. corporation’s “expanded affiliated group” does not have “substantial business activities” in the non-U.S. corporation’s country of organization or incorporation and tax residence relative to the expanded affiliated group’s worldwide activities; and (3) after the acquisition, the former shareholders of the acquired U.S. corporation hold at least 80% (by either vote or value) of the shares of the non-U.S. acquiring corporation by reason of holding shares in the U.S. acquired corporation (taking into account the receipt of the non-U.S. corporation’s shares in exchange for the U.S. corporation’s shares) as determined for purposes of Section 7874.

For purposes of Section 7874, the Company believes that the three conditions described above have been met, and the Company has taken the position that it is treated as a U.S. domestic corporation for U.S. federal income tax purposes. This position is subject to challenge by the IRS and no assurance can be given that the IRS or a court will agree with this classification. A number of significant and complicated U.S. federal income tax consequences may result from such classification, and this summary does not attempt to describe all such U.S. federal income tax consequences. Section 7874 of the Code and the Treasury Regulations promulgated thereunder do not address all the possible tax consequences that arise from the Company being treated as a U.S. domestic corporation for U.S. federal income tax purposes. Accordingly, there may be additional or unforeseen U.S. federal income tax consequences to the Company that are not addressed or discussed in this Proxy Statement.

Effects of the Continuance on U.S. Holders of Subordinate Voting Shares

The U.S. federal income tax consequences of the Continuance will depend primarily upon whether the Continuance qualifies as a “reorganization” within the meaning of Section 368 of the Code. Under Section 368(a)(1)(F) of the Code, a reorganization is a “mere change in identity, form, or place of organization of one corporation, however effected” (an “F Reorganization”). Pursuant to the Continuance, the Company will change its jurisdiction of incorporation from British Columbia, Canada to Nevada in the United States. It is intended by the Company that the Continuance will qualify as an F Reorganization, although no IRS ruling has been or will be sought.

Assuming the Continuance qualifies as an F Reorganization, the general U.S. federal income tax consequences of the Continuance are as follows:

●	U.S. Holders of Subordinate Voting Shares generally should not recognize gain or loss as a result of the Continuance.

●	The Company should not recognize gain or loss as a result of the Continuance.

●	The tax basis of a share of Nevada Common Stock received by a U.S. Holder in the Continuance will equal the U.S. Holder’s tax basis in the Subordinate Voting Share surrendered in exchange therefor.

●	The holding period for a share of Nevada Common Stock received by a U.S. Holder generally will include such U.S. Holder’s holding period for the Subordinate Voting Share surrendered in exchange therefor.

Effects of the Continuance on Non-U.S. Holders of Subordinate Voting Shares

Assuming the Continuance qualifies as an F Reorganization, the Continuance should generally not result in any U.S. federal income tax consequences to Non-U.S. Holders.

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FIRPTA

If the Company is or has been a U.S. real property holding corporation (as defined in Section 897(c)(2) of the Code) (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder’s holding period or the five-year period ending on the date of the Continuance, gain realized by a Non-U.S. Holder as a result of the Continuance may be subject to tax at generally applicable U.S. federal income tax rates unless an exception applies. The Company does not believe that it is currently a USRPHC and does not anticipate becoming one in the foreseeable future.

If for any reason the Company were treated as a USRPHC, then gain realized by a Non-U.S. Holder in connection with the Continuance should not be subject to U.S. federal income tax as long as the Subordinate Voting Shares are regularly traded on an established securities market as determined under the Treasury Regulations, unless the Non-U.S. Holder has owned more than 5% of the Subordinate Voting Shares at any time during such five-year or shorter period. For this purpose, certain attribution rules apply in determining ownership for this purpose. For purposes of the this regularly traded exception, the trading of the Subordinate Voting Shares on the U.S. over-the-counter market should qualify as being regularly traded on an established securities market. Other non-recognition exceptions may also be available Non-U.S. Holders.

Non-U.S. Holders should consult with their own tax advisors regarding the possible implications of USRPHC rules as a result of the Continuance.

Payments Related to Dissent Rights

U.S. Holders

A U.S. Holder of Subordinate Voting Shares that exercises Dissent Rights in the Continuance and is paid cash in exchange for all of its Subordinate Voting Shares generally will generally recognize a taxable gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received by such U.S. Holder in exchange for its Subordinate Voting Shares (other than amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income) and (2) the tax basis of the U.S. Holder in its Subordinate Voting Shares surrendered subject to applicable limitations on capital losses and preferential rates for long-term capital gains, if applicable. Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.

Non-U.S. Holders

Subject to the discussions below under “Information Reporting and Backup Withholding”, a Non-U.S. Holder will generally not be subject to U.S. federal income tax on any gain recognized upon the exercise of Dissent Rights in the Continuance unless:

●	the gain is effectively connected with a U.S. trade or business carried on by the Non-U.S. Holder (and, where an income tax treaty applies, is attributable to a U.S. permanent establishment of the Non-U.S. Holder), in which case the Non-U.S. Holder will be subject to tax on the net gain from the sale at regular graduated U.S. federal income tax rates, and if the Non-U.S. Holder is a corporation, may be subject to an additional U.S. branch profits tax at a gross rate equal to 30% of its effectively connected earnings and profits for that taxable year, subject to any exemption or lower rate as may be specified by an applicable income tax treaty;

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the gain from the sale, which may be offset by U.S. source capital losses; or

●	the Company is or has been a USRPHC for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder’s holding period or the 5-year period ending on the date of the Continuance and either, (i) the Subordinate Voting Shares have ceased to be regularly traded on an established securities market or (ii) such Non-U.S. Holder has owned more than 5% of the Subordinate Voting Shares at any time during such 5-year or shorter period. For a discussion of the Company’s status as a USRPHC, see discussion above under “FIRPTA.”

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Non-U.S. Holders should consult with their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Interest Payment Related to Dissent Rights

A U.S. Holder or Non-U.S. Holder of Subordinate Voting Shares that receives payment pursuant to the exercise of Dissent Rights may also receive an amount of interest income. Any such interest income that is received by a U.S. Holder will be subject to U.S. federal income tax at ordinary income rates. Any such interest income that is received by a Non-U.S. Holder should not be subject to U.S. federal income tax unless the interest income is effectively connected with the conduct of a trade or business (and, if a United States income tax treaty applies, is attributable to a permanent establishment maintained) within the United States by the Non-U.S. Holder, in which event the interest income will be subject to U.S. federal income tax at regular graduated rates.

If the Non-U.S. Holder is classified as a corporation for U.S. federal income tax purposes, the interest income may also be subject to a U.S. branch profits tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on effectively connected earnings and profits, subject to certain adjustments. The effectively connected income will not be subject to U.S. federal income tax withholding; however, if the Non-U.S. Holder furnishes a properly completed IRS Form W-8ECI (or a suitable successor form) to the person that otherwise would be required to withhold U.S. tax.

Interest income that is not effectively connected with the conduct of a U.S. trade or business will be subject to U.S. federal income tax withholding unless the Non-U.S. Holder furnishes a properly completed IRS Form W-8BEN or W-8BEN-E, as applicable, or otherwise properly establishes an exemption.

Information Reporting and Backup Withholding

U.S. Holders of Subordinate Voting Shares who exercise Dissent Rights may be subject to information reporting and may be subject to backup withholding on any cash payments received in exchange for Subordinate Voting Shares.

Backup withholding generally will not apply, however, to a U.S. Holder who:

●	furnishes a correct taxpayer identification number and certifies that he, she or it is not subject to backup withholding on IRS Form W-9; or

●	is otherwise exempt from backup withholding.

Backup withholding is not an additional tax. Any amounts withheld from a payment to a holder under the backup withholding rules may be credited against the holder’s U.S. federal income tax liability and a holder may obtain a refund of any excess amounts withheld by filing the appropriate claim for refund with the IRS in a timely manner and furnishing any required information.

A Non-U.S. Holder who provides an appropriate certification (such as an IRS Form W-8BEN or W-8BEN-E) to the applicable withholding agent attesting to its status as a non-U.S. person and otherwise qualifies for exemption should not be subject to the backup withholding and information reporting requirements.

FATCA Withholding

Sections 1471 through 1474 of the Code (“FATCA”) may impose withholding at a rate of 30% in certain circumstances on dividends in respect of Subordinate Voting Shares, which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the IRS. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which Subordinate Voting Shares are held will affect the determination of whether such withholding is required.

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Similarly, dividends in respect of Subordinate Voting Shares held by a holder that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (1) certifies to the Company or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. FATCA withholding also potentially applies to payments of gross proceeds from the sale or other taxable disposition of Subordinate Voting Shares. Proposed Treasury Regulations, however, would eliminate FATCA withholding on such payments, and the U.S. Treasury Department has indicated that taxpayers may rely on this aspect of the proposed Treasury Regulations until final Treasury Regulations are issued.

Non-U.S. Holders should consult with their own tax advisors regarding the possible implications of the foregoing rules on their holding of Subordinate Voting Shares.

Certain Canadian Federal Income Tax Consequences

The following summary is generally applicable to Shareholders who beneficially own Subordinate Voting Shares and who, at all relevant times, for purposes of the Tax Act (1) deal at arm’s length with the Company, (2) are not affiliated with the Company, and (3) hold Subordinate Voting Shares as capital property (a “Nonaffiliate Holder”). Subordinate Voting Shares will generally be considered capital property to the applicable Nonaffiliate Holder unless such shares are held by the Nonaffiliate Holder in the course of carrying on a business of buying and selling securities or were acquired in one or more transactions considered to be a venture or concern in the nature of trade.

For the purposes of this summary:

●	It is assumed the Company will cease to be resident in Canada for purposes of the Tax Act at the time of the Continuance and at all relevant times thereafter the Company will be a resident of the United States for the purpose of the Canada-United States Income Tax Convention (the “U.S. Treaty”) and will be entitled to the benefits of the U.S. Treaty.

●	The current provisions of the Tax Act, the regulations thereunder, all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”) and an understanding of the current published administrative practices and assessing policies of the Canada Revenue Agency are the basis for the analysis. No assurances can be given that the Tax Proposals will be enacted as proposed, if at all. This analysis does not otherwise consider or anticipate any changes in applicable law, whether by legislative, regulatory, administrative or judicial action or administrative policy or assessing practice nor does it take into account other federal tax legislation or considerations or those of any province, territory or foreign jurisdiction, which may differ from those discussed herein.

●	This analysis does not apply to a Nonaffiliate Holder (1) that is a “specified financial institution” for the purposes of the Tax Act, (2) that is a “financial institution” for the purposes of the mark-to-market rules in the Tax Act, (3) an interest in which is a “tax shelter investment” for the purposes of the Tax Act, (4) that reports its “Canadian tax results” for the purposes of the Tax Act in a currency other than Canadian currency, (5) that has entered into or will enter into a “derivative forward agreement” or a “synthetic disposition arrangement” (each as defined in the Tax Act) in respect of Subordinate Voting Shares, (6) that is a “foreign affiliate” (as defined in the Tax Act) of a taxpayer resident in Canada, (7) that is a partnership, (8) that is exempt from tax under Part I of the Tax Act, (9) that receives dividends on its Subordinate Voting Shares under or as part of a “dividend rental arrangement” (as defined in the Tax Act), or (10) that has acquired any Subordinate Voting Shares upon the exercise of an employee stock option or other employee compensation plan or otherwise in the course of employment.

●	This analysis does not address the tax considerations for holders of Company Options, Company RSUs or any other outstanding equity awards issued by the Company. Holders of such securities should consult with their own tax advisors.

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This summary is for informational purposes of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Nonaffiliate Holder. This summary is not exhaustive of all Canadian income tax considerations. Consequently, Nonaffiliate Holders are urged to consult their own tax advisors to determine the particular tax effects to them of the Continuance and of any other consequences to them in connection with the Arrangement under Canadian federal, provincial, territorial or local tax laws and under foreign tax laws, having regard to their own particular circumstances.

Tax Consequences to the Company

The “corporate emigration” rules in the Tax Act will apply to the Company upon the Company ceasing to be resident in Canada for the purposes of the Tax Act. The Company will also have a deemed tax year-end immediately prior to the time it ceases to be resident in Canada for purposes of the Tax Act. Each property owned by the Company immediately before the deemed year-end will be deemed to have been disposed of by the Company for proceeds of disposition equal to the fair market value of each such property at that time. Any gains or losses realized by the Company from the deemed disposition will be taken into account when determining the amount of the Company’s taxable income for the taxation year which is deemed to end immediately before the Continuance.

The Company will also be subject to a special departure tax under the Tax Act as a result of the Continuance. Provided that the Company becomes a resident of the United States for purposes of the U.S. Treaty at the time of the Continuance, such departure tax will generally be equal to 5% of the amount by which (1) the fair market value of the Company’s assets immediately before the deemed year-end arising because of the Continuance exceeds (2) the aggregate of its liabilities (other than amounts payable in respect of dividends and amounts payable in connection with this emigration tax) and the paid-up capital in respect of its issued and outstanding shares at that time.

Management of the Company currently expects that it will not incur a material amount of Canadian income tax as a result of the Continuance, although there can be no assurance in this regard. This expectation is based in part on determinations of factual matters, including determinations regarding the fair market value of the Company’s assets and tax attributes, and the paid-up capital for purposes of the Tax Act in respect of its issued and outstanding shares, any or all of which could change prior to the effective time of the Continuance, and also depends in part on factors or circumstances beyond the Company’s control and as to which only incomplete information may be available. Moreover, there can be no assurance that the Canada Revenue Agency will accept the valuations or the positions that the Company has adopted in calculating the amount of Canadian tax that will be payable in connection with the Continuance.

Due to the change in residence upon the Continuance, the Company will no longer be subject to taxation under the Tax Act on its worldwide income. However, if the Company carries on business in Canada or has other Canadian sources of income, the Company may be subject to Canadian tax on its Canadian-source income.

Tax Consequences to Shareholders Resident in Canada

This portion of the summary is generally applicable to a Shareholder and who, at all relevant times, for purposes of the Tax Act, is, or is deemed to be, resident in Canada (a “Canadian Holder”).

The Continuance

Canadian Holders should not be considered to have disposed of their Subordinate Voting Shares as a consequence only of the Continuance. The Continuance should not result in a capital gain or loss to the Canadian Holders. The adjusted cost base of the Nevada Common Stock received by each Canadian Holder on the exchange will be equal to the aggregate adjusted cost base of the Subordinate Voting Shares disposed of by the Canadian Holder to the Company immediately before the exchange, and accordingly should not effect the adjusted cost base of Subordinate Voting Shares held by a Non-Canadian Holder.

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Dividends on Nevada Common Stock Following the Continuance

Dividends received on shares of Nevada Common Stock following the Continuance will be required to be included in the Canadian Holder’s income for the purposes of the Tax Act. Such dividends received by a Canadian Holder who is an individual will not be subject to the gross-up and dividend tax credit rules in the Tax Act. A Canadian Holder that is a corporation will include such dividends in computing its income and generally will not be entitled to deduct the amount of such dividends in computing its taxable income.

Any U.S. non-resident withholding tax on such dividends generally should be eligible, subject to certain limitations under the Tax Act, to be credited against the Resident Holder’s income tax or deducted from income.

Disposition of Nevada Common Stock Following the Continuance

A disposition or deemed disposition of Nevada Common Stock by a Canadian Holder will generally result in a capital gain (or capital loss) to the extent that the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Canadian Holder of such shares of shares of Nevada Common Stock immediately before the disposition.

Generally, one-half of any capital gain (a “taxable capital gain”) realized by a Canadian Holder in a taxation year must be included in computing the income of that Canadian Holder, and one-half of any capital loss (an “allowable capital loss”) realized by a Canadian Holder in a taxation year must be applied to reduce taxable capital gains realized by the Canadian Holder in that year. Allowable capital losses for the year in excess of taxable capital gains generally may be applied by the Canadian Holder to reduce net taxable capital gains realized in any of the three preceding taxation years or in any subsequent year, subject to the detailed provisions of the Tax Act.

In the case of a Canadian Holder that is a corporation, the amount of any capital loss arising on a disposition, or deemed disposition, of any share of Nevada Common Stock may be reduced by the amount of dividends received, or deemed to have been received, by it on such share. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns shares, or where a trust or partnership of which a corporation is a beneficiary or a member is a member of a partnership or a beneficiary of a trust that owns any shares.

Capital gains realized by a Canadian Holder that is an individual (including certain trusts) may be relevant for purposes of calculating liability for alternative minimum tax under the Tax Act.

Additional Refundable Tax

A Canadian Holder that is, throughout the taxation year, a “Canadian-controlled private corporation” (as such term is defined in the Tax Act), or, at any time in the taxation year, a “substantive CCPC” (as such term is defined in the Tax Act) may be liable for an additional tax (refundable in certain circumstances) on its “aggregate investment income” (as such term is defined in the Tax Act) for the year, including taxable capital gains, interest, and dividends or deemed dividends on Nevada Common Stock that are not deductible under the Tax Act.

Foreign Property Information Reporting

A Canadian Holder that is a “specified Canadian entity” (as such term is defined in the Tax Act) for a taxation year or fiscal period whose total cost amount of “specified foreign property” (as such term is defined in the Tax Act), which will include Nevada Common Stock, at any time in the year or fiscal period exceeds CAD$100,000 is required to file an information return for the year or period disclosing prescribed information in respect of such property. Such holders are advised to consult their own tax advisors.

Offshore Investment Fund Property Rules

A Canadian Holder whose Subordinate Voting Shares or Nevada Common Stock constitute an “offshore investment fund property” for purposes of the Tax Act will be required to include in computing their income for purposes of the Tax Act an amount based on a prescribed rate of such Canadian Holder’s “designated cost” of such shares at the end of each month. Canadian Holders should consult with their own advisors to assess the implications of these rules in light of their own circumstances.

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Dissenting Shareholders

A Canadian Holder that properly exercises Dissent Rights in respect of its Subordinate Voting Shares will dispose of its Subordinate Voting Shares to the Company and will be entitled to be paid the fair value of such Subordinate Voting Shares. Although not free from doubt, such dissenting Canadian Holder should be deemed to have received a dividend equal to the amount, if any, by which such payment (other than any portion of the payment that is interest awarded by a court in connection with the Arrangement) exceeds the “paid-up capital” of such Subordinate Voting Shares for purposes of the Tax Act immediately before that time.

A dissenting Canadian Holder will be required to include in computing its income for a taxation year any dividend deemed to be received on the Subordinate Voting Shares. In the case of a dissenting Canadian Holder that is an individual (including certain trusts), any such dividend will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received by Canadian resident individuals from a taxable Canadian corporation, including the enhanced gross-up and dividend tax credit if the Company validly designates the dividend as an “eligible dividend”. There may be limitations on the Company’s ability to designate such dividends as eligible dividends.

In the case of a dissenting Canadian Holder that is a corporation, any such dividend generally will be included in computing the dissenting Canadian Holder’s income as a dividend, and will ordinarily be deductible in computing its taxable income subject also to all other limitations under the Tax Act. In certain circumstances, a taxable dividend received by a dissenting Canadian Holder that is a corporation will be treated under the Tax Act as proceeds of disposition or a capital gain.

A “private corporation” or a “subject corporation” (as defined in the Tax Act) may be liable under Part IV of the Tax Act to pay a refundable tax on any dividend that it is deemed to receive on Subordinate Voting Shares to the extent that the dividend is deductible in computing the corporation’s taxable income.

A dissenting Canadian Holder who transfers Subordinate Voting Shares to the Company for cancellation will also be considered to have disposed of their Subordinate Voting Shares for proceeds of disposition equal to the amount paid to such dissenting Canadian Holder (other than any portion of the payment that is interest awarded by a court in connection with the Arrangement), less the amount of any deemed dividend arising on the transfer described above. The dissenting Canadian Holder will realize a capital gain (or capital loss) to the extent that the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base of the dissenting Canadian Holder’s Subordinate Voting Shares. A dissenting Canadian Holder will also be required to include in computing its income any interest awarded by a court in connection with the Arrangement.

Canadian Holders should consult their own tax advisors with respect to the Canadian income tax consequences of exercising their Dissent Rights.

Eligibility for Investment

Provided the Subordinate Voting Shares are listed on a designated stock exchange (which, for purposes of the Tax Act, currently includes Cboe Canada), the Subordinate Voting Shares would, at the time of the Continuance, be qualified investments under the Tax Act for trusts governed by a registered retirement savings plan, registered retirement income fund, registered education savings plan, registered disability savings plan, tax-free savings account, first home savings account (collectively, “Registered Plans”), or a deferred profit sharing plan.

Provided that at a particular time the Nevada Common Stock is listed on a designated stock exchange (which, for purposes of the Tax Act, currently includes Cboe), the Nevada Common Stock would, at that time, be a qualified investment under the Tax Act for trusts governed by Registered Plans or a deferred profit sharing plan. After completion of the Continuance, the Company expects that the Nevada Common Stock will be listed for trading on Cboe in place of the Subordinate Voting Shares and the trading symbol on Cboe will remain the same. If there is a period of time after the Continuance and before the listing of the Nevada Common Stock on Cboe, it is unclear whether the Nevada Common Stock would be a “qualified investment” under the Tax Act during this period of time for trusts governed by Registered Plans or deferred profit sharing plans. Canadian Holders are urged to consult their own tax advisors in this regard.

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Notwithstanding the foregoing, if the Subordinate Voting Shares or the Nevada Common Stock are a “prohibited investment” for a Registered Plan, the holder, subscriber or annuitant of the Registered Plan, as the case may be, will be subject to a penalty tax as set out in the Tax Act. The Subordinate Voting Shares or the Nevada Common Stock will generally by a “prohibited investment” for a Registered Plan if the holder, subscriber or annuitant, as the case may be, does not deal at arm’s length with the Company for purposes of the Tax Act or has a “significant interest” (as defined in the Tax Act) in the Company. In addition, the Subordinate Voting Shares or the Nevada Common Stock will generally not be a prohibited investment if such shares are “excluded property” as defined in the Tax Act for purposes of the prohibited investment rules.

The Continuance will not, in and of itself, cause the Subordinate Voting Shares to cease to be a qualified investment under the Tax Act for trusts governed by Registered Plans.

Canadian Holders who will hold or who intend to hold the Nevada Common Stock in a Registered Plan or a deferred profit sharing plan should consult their own tax advisors.

Tax Consequences to Shareholders Not Resident in Canada

This portion of the summary is generally applicable to a Shareholder who, at all relevant times, for the purposes of the Tax Act and any applicable tax treaty or convention, is not, and is not deemed to be, resident in Canada and does not use or hold, and is not deemed to use or hold, Subordinate Voting Shares in a business carried on in Canada (a “Non-Canadian Holder”). Special rules, which are not discussed herein, may apply to certain Non-Canadian Holders that are insurers carrying on an insurance business in Canada and elsewhere or are “authorized foreign banks” (as defined in the Tax Act) and any such Non-Canadian Holders should consult their own tax advisors.

The Continuance

Non-Canadian Holders should not be considered to have disposed of their Subordinate Voting Shares as a consequence only of the Continuance. The Continuance should not result in a capital gain or loss to the Non-Canadian Holders. The adjusted cost base of the Nevada Common Stock received by each Non-Canadian Holder on the exchange will be equal to the aggregate adjusted cost base of the Subordinate Voting Shares disposed of by the Non-Canadian Holder to the Company immediately before the exchange, and accordingly should not effect the adjusted cost basis of Subordinate Voting Shares held by a Non-Canadian Holder.

After the Continuance, Non-Canadian Holders will not be subject to Canadian withholding tax on dividends received from the Company.

Dissenting Shareholders

A Non-Canadian Holder that properly exercises Dissent Rights in respect of its Subordinate Voting Shares will dispose of its Subordinate Voting Shares to the Company and will be entitled to be paid the fair value of such Subordinate Voting Shares. Although not free from doubt, such dissenting Non-Canadian Holder may be deemed to have received a dividend equal to the amount, if any, by which such payment (other than any portion of the payment that is interest awarded by a court in connection with the Arrangement) exceeds the “paid-up capital” of such Subordinate Voting Shares for purposes of the Tax Act immediately before that time.

A dividend deemed to be received by a dissenting Non-Canadian Holder will be subject to Canadian withholding tax at a rate of 25% or such lower rate as may be substantiated under the terms of an applicable tax treaty. For example, a dividend deemed to be received by a dissenting Non-Canadian Holder that is a resident of the United States for purposes of the U.S. Treaty, is fully entitled to benefits under the U.S. Treaty and is the beneficial owner of such dividends will generally be subject to withholding tax at a treaty-reduced rate of 15% (or 5% if the beneficial owner of such dividends is a company that owns at least 10% of the Subordinate Voting Shares). Dissenting Non-Canadian Holders are urged to consult their own tax advisors to determine their entitlement, if any, to relief under an applicable tax treaty, if applicable.

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A dissenting Non-Canadian Holder who transfers Subordinate Voting Shares to the Company for cancellation will also be considered to have disposed of their Subordinate Voting Shares for proceeds of disposition equal to the amount paid to such dissenting Non-Canadian Holder (other than any portion of the payment that is interest awarded by a court in connection with the Arrangement), less the amount of any deemed dividend arising on the transfer described above.

The dissenting Non-Canadian Holder will not be subject to tax under the Tax Act on any capital gain unless the Subordinate Voting Shares are “taxable Canadian property” to the dissenting Non-Canadian Holder at the time of the exchange and such gain is not exempt from tax under the Tax Act pursuant to the provisions of an applicable tax treaty (if any). Generally, provided that the Subordinate Voting Shares are listed on a “designated stock exchange” (which currently includes Cboe) at the time of disposition, the Subordinate Voting Shares will not be taxable Canadian property of a Non-Canadian Holder at that time unless at any time during the 60-month period immediately preceding that time: (a) one or any combination of (1) the Non-Canadian Holder, (2) persons with whom the Non-Canadian Holder did not deal at arm’s length for purposes of the Tax Act and (3) a partnership in which the Non-Canadian Holder or such non-arm’s length person holds a membership interest directly or indirectly through one or more partnerships owned 25% or more of the issued Subordinate Voting Shares or any other issued class of the Company’s shares; and (b) more than 50% of the fair market value of the Subordinate Voting Shares was derived directly or indirectly from one or any combination of (1) real or immovable property situated in Canada, (2) “Canadian resource properties” (as defined in the Tax Act), (3) “timber resource properties” (as defined in the Tax Act), and (4) options in respect of, or interests in, or for civil law rights in, property described in any of clauses (1) to (3), whether or not such property exists. In addition, the Subordinate Voting Shares may be deemed to be taxable Canadian property of a Non-Canadian Holder in certain circumstances specified in the Tax Act.

In the event the Subordinate Voting Shares are “taxable Canadian property” of a dissenting Non-Canadian Holder and the dissenting Non-Canadian Holder is not entitled to an exemption pursuant to the provisions of an applicable tax treaty (if any), any capital gain or capital loss realized by the dissenting Non-Canadian Holder will be treated in the same manner as described under the heading “Disposition of Nevada Common Stock Following the Continuance” above.

Generally, a dissenting Non-Canadian Holder will not be subject to Canadian income or withholding tax under the Tax Act on any interest awarded by a court in connection with the Continuance.

SECURITIES LAW MATTERS

The following discussion of Canadian and U.S. securities laws and their application to the Arrangement, including the Continuance, is necessarily general and accordingly is not intended and should not be relied upon as legal advice. Therefore, Shareholders should consult with their legal advisors regarding applicable resale restrictions relating to securities issuable to them in connection with Arrangement, including the Continuance.

Canada

Any restrictions on the resale of securities of the Company applicable under Canadian securities laws before the Continuance will continue to apply after completion of the Arrangement.

United States

Upon completion of the Continuance, the Shareholders (other than Dissenting Shareholders) and other Securityholders of the Company will be deemed to receive the Nevada Common Stock, the Nevada Options and the Nevada RSUs, as applicable, as of the Effective Date without further act or formality.

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The Nevada Common Stock, Nevada Options and the Nevada RSUs that may be deemed to be issued or exchanged upon completion of the Arrangement, including the Continuance, are not being registered under the U.S. Securities Act or under any U.S. state securities laws. In that regard, the Company is relying on the Section 3(a)(10) Exemption, which provides an exemption from registration under the U.S. Securities Act for any security which is issued in exchange for one or more bona fide outstanding securities, where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions, by a court expressly authorized by law to grant such approval and on exemptions from registration or qualification requirements under applicable U.S. state securities laws. Based on interpretations of the Section 3(a)(10) Exemption by the SEC, the Company believes that the approval of the Supreme Court of British Columbia of the Arrangement will satisfy the requirements of the Section 3(a)(10) Exemption.

The Nevada Common Stock that may be deemed to be issued or exchanged upon completion of the Arrangement, including the Continuance, may generally be resold without restriction under the U.S. Securities Act if the Shareholders receiving Nevada Common Stock in the Arrangement are not “affiliates” (as defined under Rule 144(a)(1) under the U.S. Securities Act) of the Company and have not been affiliates within 90 days of the date of completion of the Arrangement, including the Continuance, as such securities would not constitute “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act. If the Nevada Common Stock is held by affiliates of the Company, those Shareholders may be able to resell the Nevada Common Stock in accordance with the provisions of Rule 144 under the U.S. Securities Act.

The Nevada Common Stock issuable upon exercise of the Nevada Options and the Nevada Common Stock issuable upon settlement of the Nevada RSUs will not be eligible for the Section 3(a)(10) Exemption. The underlying shares of Nevada Common Stock will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and, unless registered, may be issued only pursuant to an exemption from the registration requirements of the U.S. Securities Act.

Reporting and Trading

Notwithstanding the Arrangement, the Company will continue to be a “reporting issuer” in each of the Provinces and Territories of Canada and a domestic issuer under applicable SEC rules and will continue to be subject to the reporting requirements of the Exchange Act.

The Subordinate Voting Shares currently trade on Cboe under the symbol “VRNO” and are quoted on the OTCQX under the symbol “VRNOF”. After completion of the Arrangement, the Company expects that the Nevada Common Stock will be listed for trading on Cboe and be quoted on the OTCQX in place of the Subordinate Voting Shares and the trading symbols on Cboe and OTCQX will remain the same.

RIGHTS OF DISSENT

Registered Shareholders who wish to dissent should take note that the procedures for dissenting to the Plan of Arrangement (the “Dissent Procedures”) require strict compliance with Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, Interim Order and the Final Order.

Dissenting Shareholders who might desire to exercise the right to dissent and appraisal should carefully consider and comply with the provisions of the BCBCA, the full text of which is set out in Appendix C to this Proxy Statement as modified by the Plan of Arrangement and the Interim Order, the full texts of which are set out in Appendix B and Appendix D, respectively, to this Proxy Statement and consult their own legal advisors.

The Court hearing the application for the Final Order has the discretion to alter the Dissent Rights with respect to the Arrangement described herein based on the evidence presented at such hearing.

As indicated in the Notice of the Meeting, any registered Shareholder is entitled to be paid the fair value of its Subordinate Voting Shares in accordance with Dissent Rights if such Shareholder properly dissents in respect of the Plan of Arrangement and the Plan of Arrangement becomes effective (a “Dissenting Shareholder”). A Shareholder is not entitled to dissent with respect to Subordinate Voting Shares if such Shareholder votes any of those Subordinate Voting Shares in favor of the Arrangement Resolution.

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If a Dissenting Shareholder exercises Dissent Rights with respect to Subordinate Voting Shares, properly complies with the Dissent Procedures and is ultimately entitled to be paid for such Subordinate Voting Shares, such Dissenting Shareholder will be entitled to be paid the fair value of such Subordinate Voting Shares and will be deemed to have irrevocably transferred such Subordinate Voting Shares to the Company in accordance with the Plan of Arrangement in consideration for such fair value (less, for greater certainty, any applicable withholding or other taxes), at the effective time of the Arrangement, and will cease to have any rights as a Shareholder.

Generally, the provisions of Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, provide as follows:

●	A written notice of dissent from the Arrangement Resolution (the “Notice of Dissent”) must be sent to the Company by a Dissenting Shareholder by 9:30 a.m., Vancouver time, on October 23, 2025 or the business day that is two business days before the Meeting or any date to which the Meeting may be postponed or adjourned. The Notice of Dissent should be delivered to the Company at the address for notice set forth below under “Address for Notice of Dissent” and must meet the requirements of the BCBCA, the Plan of Arrangement, and the Interim Order. A Dissenting Shareholder must prepare a separate Notice of Dissent for themselves, if dissenting on their own behalf, and for each other person who beneficially owns Subordinate Voting Shares registered in the Dissenting Shareholder’s name and on whose behalf the Dissenting Shareholder is dissenting, and must dissent with respect to all of the Subordinate Voting Shares registered in their name beneficially owned by the non-registered Shareholder on whose behalf they are dissenting.

●	If the Arrangement Resolution is approved by Shareholders and within one month after the Company notifies the Dissenting Shareholder of the Company’s intention to act upon the Arrangement Resolution and complete the Arrangement, then pursuant to Section 243 of the BCBCA the Dissenting Shareholder must send to the Company a written notice that such Dissenting Shareholder requires the purchase of all of the Subordinate Voting Shares in respect of which such Dissenting Shareholder has given notice of dissent, together with the share certificates, if any, representing those Subordinate Voting Shares (including a written statement prepared in accordance with Section 244(1)(c) of the BCBCA if the dissent is being exercised by the Dissenting Shareholder on behalf of a beneficial holder).

●	A Dissenting Shareholder who does not strictly comply with the Dissent Procedures or, for any other reason, is not ultimately entitled to be paid fair value for his, her or its applicable Subordinate Voting Shares will be deemed to have participated in the Plan of Arrangement on the same basis as non-Dissenting Shareholders.

The Dissenting Shareholder and Company may agree on the payout value of the applicable Subordinate Voting Shares. Otherwise, any Dissenting Shareholder who has duly complied with the Dissent Right Procedures set out in the provisions of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order or the Company may apply to the Court, and the Court may determine the fair value of the applicable Subordinate Voting Shares and make consequential orders and give directions as the Court considers appropriate. There is no obligation on the Company to apply to the Court. The Dissenting Shareholder will be entitled to receive the fair value that the applicable Subordinate Voting Shares had immediately before the passing of the Arrangement Resolution.

Persons who are beneficial holders of Subordinate Voting Shares registered in the name of a broker, custodian, nominee or other intermediary who wish to exercise Dissent Rights should be aware that only registered Shareholders are entitled to dissent. Accordingly, a beneficial Shareholder desiring to exercise this right of dissent must make arrangements for the shares beneficially owned by such person to be registered in their name prior to the time the Notice of Dissent to the Arrangement Resolution is required to be received by the Company or, alternatively, make arrangements for the registered shareholder to dissent on their behalf.

A Dissenting Shareholder loses their Dissent Rights with respect to the Arrangement if, before full payment is made for the applicable Subordinate Voting Shares, the Company abandons the corporate action that has given rise to such Dissent Rights (namely, the Arrangement), a court permanently enjoins the action, or the Dissenting Shareholder withdraws the Notice of Dissent with the Company’s consent.

Addresses for Notice of Dissent

All Notices of Dissent should be sent to the Company at:

Fasken Martineau DuMoulin LLP

2900 - 550 Burrard St. Vancouver, British Columbia, Canada

V6C 0A3

Attention: Mark Pontin

Strict Compliance with Dissent Provisions Required

The foregoing summary does not purport to provide a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the fair value of Subordinate Voting Shares held and is qualified in its entirety by reference to Sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement. The Dissent Procedures must be strictly adhered to and any failure by a Shareholder to do so may result in the loss of that Shareholder’s Dissent Rights. Accordingly, each Shareholder who wishes to exercise Dissent Rights should carefully consider and comply with the Dissent Procedures and consult the Shareholder’s legal advisors.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ARRANGEMENT RESOLUTION, WHICH WILL CONSTITUTE APPROVAL OF THE ARRANGEMENT AND THE CONTINUANCE, INCLUDING THE ARTICLES OF DOMESTICATION, ARTICLES OF INCORPORATION AND THE BYLAWS.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Subordinate Voting Shares as of the Record Date, September 25, 2025 for: (1) each of the five members of the Board; (2) each named executive officer of the Company as defined in Item 402(a)(3) of Regulation S-K of the Exchange Act (a “Named Executive Officer” or “NEO”), (3) each person known to the Company to be a beneficial owner of more than 5% of the Company’s securities; and (4) all members of the Board, the Named Executive Officers and all other executive officers of the Company as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person is deemed to have beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership of within 60 days, including upon the vesting of Company RSUs and the vesting of Company Options. Except as indicated, all the Company’s securities are owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o Verano Holdings Corp., 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A. Percentages are based on 361,815,879 Subordinate Voting Shares issued and outstanding as of the Record Date, plus convertible securities as required by the applicable securities rules and regulations noted below.

	Subordinate Voting Shares	% of Total Subordinate Voting
Name	Number	Shares
5% Holders

Eminence Capital, LP (1)	35,046,627	9.7%

George Archos, Director & NEO (2)	26,963,356	7.5%

Other Directors and Named Executive Officers

Cristina Nuñez, Director	128,026	*

Lawrence Hirsh, Director	138,384	*

Charles Mueller, Director	59,013	*

John Tipton, Director & NEO	3,377,389	1.0%

Brett Summerer, NEO (3)	0	*

Richard Tarapchak, NEO	187,276	*

Darren Weiss, NEO (4)	668,505	*

Laura Marie Kalesnik, NEO	278,132	*

All Company directors and executive officers as a group (thirteen persons) (5)	32,804,504	9.1%

* represents less than 1%

(1)	According to Amendment No. 1 to Schedule 13G, filed on August 14, 2025 (“Schedule 13G/A”) with the SEC by Eminence Capital, LP (“Eminence Capital”) and Ricky C. Sandler. Eminence Capital serves as the management company or investment adviser to various investment funds and a separately managed account (collectively, the “Eminence Funds and SMA”) that hold Subordinate Voting Shares, and it is deemed to have shared voting and dispositive power over such Subordinate Voting Shares. The general partner of Eminence Capital is Eminence Capital GP, LLC, the sole managing member of which is Mr. Sandler. According to the Schedule 13G/A, Mr. Sandler, may be deemed to have shared voting and dispositive power with respect to the Subordinate Voting Shares held by the Eminence Funds and SMA. The address for Eminence Capital and Mr. Sandler is 399 Park Avenue, 25th Floor, New York, NY 10022.

(2)	Includes: (i) 14,574,055 Subordinate Voting Shares held directly by Mr. Archos; (ii) vested Company Options to purchase 8,843 Subordinate Voting Shares with an exercise price of C$30.60; (iii) 1,817,688 Subordinate Voting Shares held by Copperstone Trust; (iv) 5,733,816 Subordinate Voting Shares held by GP Management Group, LLC and (v) 4,420,790 Subordinate Voting Shares held by Archos Capital Group, LLC. Mr. Archos holds sole voting and dispositive power over the Subordinate Voting Shares held by each of the foregoing entities. Also includes 408,164 Subordinate Voting Shares held by E&P Archos Holdings, LLC and E&P Archos Holdings II, LLC in the aggregate. Mr. Archos disclaims beneficial ownership of such Subordinate Voting Shares. 2,500,000 of the Subordinate Voting Shares held by Archos Capital are pledged as security for a loan made to Mr. Archos and such entities. In addition, Mr. Archos holds security interests in Subordinate Voting Shares as collateral for loans made by Mr. Archos with an aggregate remaining principal balance of approximately $400,000.

(3)	Mr. Summerer is the former Chief Financial Officer of the Company. The number of shares included here is based on information provided by Mr. Summerer.

(4)	Mr. Weiss is the former President of the Company. Includes vested Company Options to purchase 8,171 Subordinate Voting Shares with an exercise price of C$30.60. The number of shares included here is based on documents Mr. Weiss has filed with the SEC, the Company’s records and information provided by Mr. Weiss.

(5)	Includes an aggregate of vested Company Options to purchase 20,749 Subordinate Voting Shares with an exercise price of C$30.60. Does not include beneficial ownership of Brett Summerer or Darren Weiss, both of whom are former NEOs.

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EXPENSES OF SOLICITATION

All costs incurred in the solicitation of proxies for the Meeting will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit proxies by telephone, email or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other Intermediaries who are record holders of Subordinate Voting Shares for the forwarding of solicitation materials to the beneficial owners of such Subordinate Voting Shares, and the Company will reimburse brokerage houses and other Intermediaries for their out-of-pocket expenses incurred in connection therewith.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON AT THE MEETING

Other than as set forth in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information contained in this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this Proxy Statement. The following filings with the SEC are incorporated by reference:

●	Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 27, 2025.

●	Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, filed with the SEC on May 8, 2025 and August 7, 2025, respectively.

●	Current Reports on Form 8-K, filed with the SEC on April 14, 2025 and June 20, 2025.

Notwithstanding the above, information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this Proxy Statement. These SEC filings are available to the public from commercial document retrieval services and at www.sec.gov.You may also obtain any of the documents that we file with the SEC, without charge, by requesting them in writing from us at the following address:

Verano Holdings Corp.

224 West Hill Street, Suite 400

Chicago, Illinois 60610, U.S.A.

Attention: Investor Relations

If you would like to request documents from us, please do so as soon as possible to receive them before the Meeting. Please note that all of our documents that we file with the SEC are also promptly available through the “SEC Filings” section of our website, https://investors.verano.com/financial-information/sec-filings. The information included on our website is not incorporated by reference into this Proxy Statement. The website addresses, and the website addresses included in any documents incorporated by reference in this Proxy Statement, are not intended to function as hyperlinks, and the information contained on such websites and on the SEC’s website is not incorporated by reference in this Proxy Statement and you should not consider it a part of this Proxy Statement.

ADDITIONAL INFORMATION AVAILABLE

Websites Where Proxy Materials Are Posted

This Proxy Statement and other proxy materials related to the Meeting are available for viewing, printing and downloading free of charge on our website at https://investors.verano.com, under our profile page on the SEC’s website at https://www.sec.gov and on our profile page on SEDAR+ at https://www.sedarplus.ca.

This Proxy Statement provides additional detailed information relating to the Arrangement and is supplemental to, and expressly made a part of, the Notice of Meeting. Additional information about the Company is also available on the our website at https://investors.verano.com, under our profile page on the SEC’s website at https://www.sec.gov and on our profile page on SEDAR+ at https://www.sedarplus.ca.

ANNUAL REPORT

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These filings are available on our website at https://investors.verano.com under “SEC Filings” of the “Financial Information” tab. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (excluding exhibits) including financial statements and schedules thereto, filed with the SEC are also available without charge to Shareholders upon written request addressed to Verano Holdings Corp. at our principal address, which is 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A., Attention: Investor Relations. Exhibits to the Annual Report on Form 10-K will be furnished upon payment of $0.25 per page to cover our expenses in furnishing the exhibits.

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APPROVAL

The contents and the distribution of this Proxy Statement have been approved by the Board.

DATED as of September 26, 2025

By Order of the Board of Directors

George Archos
Chair of the Board and Chief Executive Officer

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Appendix A

Arrangement Resolution

ARRANGEMENT RESOLUTION
VERANO HOLDINGS CORP.
(THE “COMPANY”)

NOW, THEREFORE BE IT RESOLVED, that:

1.	The arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving the Company, as more particularly set forth in the Company’s management information circular and proxy statement dated September 26, 2025 (the “Proxy Statement”) (as the Arrangement may be modified, supplemented or amended), is hereby authorized, approved and adopted.

2.	The plan of arrangement implementing the Arrangement under Section 288 of the BCBCA in the form attached as Appendix B to the Proxy Statement (as such plan of arrangement may be, or may have been, modified or amended in accordance with its terms) (the “Plan of Arrangement”) is hereby authorized, approved and adopted.

3.	In connection with the Arrangement and the continuance of the Company out from the jurisdiction of the BCBCA, and the concurrent domestication of the Company, in the State of Nevada and continuation as a corporation pursuant to the provisions of 92A.270 of the Nevada Revised Statutes, as amended (the “NRS”) contemplated therein:

a.	under section 308 of the BCBCA, the Company files Articles of Domestication with the Nevada Secretary of State under section 92A.270 of the NRS, together with such other documents and information required by the NRS to complete the domestication under Nevada law;

b.	the Company make application to the British Columbia Registrar of Companies for authorization to permit such continuance;

4.	Effective upon the effective time of the Arrangement, in accordance with the Arrangement:

a.	the Certificate of Amalgamation, the Notice of Articles and the Articles of the Company be canceled and substituted with the Articles of Domestication and Articles of Incorporation in the form attached as Schedule A and Schedule B, respectively, of the Plan of Arrangement and the Bylaws in the form attached as Schedule C of the Plan of Arrangement;

b.	the authorized capital of the Company will be amended to consist of 5,000,000,000 shares of common stock, par value $0.001 per share (the “Nevada Common Stock”) and 1,000,000,000 shares of undesignated preferred stock, par value $0.001 per share (the “Nevada Preferred Stock”), by:

i.	altering the identifying name of the Company’s unlimited number of Class A subordinate voting shares (“Subordinate Voting Shares”) without par value to 5,000,000,000 authorized shares of Nevada Common Stock and deleting the special rights and restrictions attached to the Subordinate Voting Shares as set out in the Articles of the Company and attaching the special rights and restrictions as set out in the Articles of Incorporation;

A-1

ii.	authorizing 1,000,000,000 shares of Nevada Preferred Stock; and

iii.	removing the unlimited Class B proportionate voting shares without par value, of which no shares are outstanding, and deleting the special rights and restrictions attached to the Class B proportionate voting shares as set out in the Articles of the Company.

5.	The Company is authorized and directed to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement.

6.	Notwithstanding the approval by the shareholders of the Company of this special resolution and/or the approval of the Arrangement by the Court, the board of directors of the Company, without further notice to or approval of the Shareholders, may decide not to proceed with the Arrangement and to revoke this special resolution at any time prior to the Arrangement becoming effective pursuant to the provisions of the BCBCA.

7.	The directors and officers of the Company are authorized and directed to take, or cause to be taken, for and on behalf of the Company, any and all action which one or more of such persons may deem necessary, appropriate or desirable to carry out the purpose and intent of the foregoing resolutions, and to make, execute and deliver or cause to be made, executed and delivered, all filings, postings, notices, undertakings, statements, documents, and certifications, in the name and on behalf of the Company, under its corporate seal or otherwise, as any such persons may deem necessary or desirable in connection therewith, and to perform and observe, or cause to be performed and observed, the obligations of the Company under all of the filings, postings, notices, undertakings, statements, documents or certifications referred to herein or contemplated hereby.

A-2

Appendix B

Plan of Arrangement

PLAN OF ARRANGEMENT UNDER SECTION 288

OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE I

INTERPRETATION

1.1 Definitions

In this Plan of Arrangement unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

“Arrangement”, “herein”, “hereof”, “hereto”, “hereunder” and similar expressions mean and refer to the arrangement pursuant to section 288 of the BCBCA set forth in this Plan of Arrangement as supplemented, modified, or amended, and not to any particular article, section or other portion thereof.

“BCBCA” means the Business Corporations Act (British Columbia) as amended, including the regulations promulgated thereunder.

“Class A Share” means a Class A Subordinate voting Share in the authorized share structure of the Company.

“Class B Share” means a Class B Proportionate voting Share in the authorized share structure of the Company, of which there are no shares outstanding.

“Code” has the meaning set forth in Section 2.4.

“Company” means Verano Holdings Corp., a corporation amalgamated under the BCBCA.

“Company Option” has the meaning set forth in Section 2.2.

“Company RSU” has the meaning set forth in Section 2.2.

“Continuance” means the continuance of the Company out from the jurisdiction of the BCBCA, and the concurrent domestication of the Company in, the State of Nevada and continuation as a corporation pursuant to the provisions of 92A.270 of the Nevada Revised Statutes, as amended (the “NRS”).

“Court” means the Supreme Court of British Columbia.

“Dissent Rights” has the meaning set forth in Section 3.1.

“Dissenting Shareholders” means registered Shareholders who dissent in respect of the Arrangement in strict compliance with the Dissent Rights and who are ultimately entitled to be paid fair value for their Class A Shares, but only in respect of Class A Shares in respect of which Dissent Rights are validly exercised and not withdrawn by such holder.

“Effective Date” means the date designated by the Company in writing as the effective date of the Arrangement, after all the conditions to the completion of the Arrangement as set out in the Plan of Arrangement and the Final Order have been satisfied or waived.

“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date or such other time determined by the Company on the Effective Date.

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“Equity Incentive Plan” means the Verano Holdings Corp. Stock and Incentive Plan.

“Final Order” means the order made after the application to the Court pursuant to subsection 291(4) of the BCBCA, in form and substance acceptable to the Company, after being informed of the intention to rely upon the Section 3(a)(10) Exemption and after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of the Company) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to the Company) on appeal.

“Governmental Authority” means: (a) any court, tribunal, judicial body or arbitral body or arbitrator; (b) any domestic or foreign government or supranational body or authority whether multinational, national, federal, provincial, territorial, state, municipal or local and any governmental agency, governmental authority, governmental body, governmental bureau, governmental department, governmental tribunal or governmental commission of any kind whatsoever; (c) any subdivision or authority of any of the foregoing; (d) any quasi-governmental or private body or public body exercising any regulatory, administrative, expropriation or taxing authority under or for the account of the foregoing; and (e) any stock or securities exchange.

“Liens” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third-party interest or encumbrance of any kind, in each case, whether contingent or absolute.

“Interim Order” means the order made after application to the Court pursuant to section 291 of the BCBCA after being informed of the intention to rely upon the Section 3(a)(10) Exemption, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, supplemented or varied by the Court.

“Meeting” means the special meeting of the Shareholders to be held to consider and vote on this Plan of Arrangement, and any adjournment thereof.

“Nevada Common Stock” has the meaning set forth in Section 2.2.

“Nevada Option” has the meaning set forth in Section 2.2.

“Nevada RSU” has the meaning set forth in Section 2.2.

“NRS” means the Nevada Revised Statutes, as amended.

“Section 3(a)(10) Exemption” means the exemption from registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof.

“Shareholders” means the holders from time to time of Class A Shares.

“Taxes” means all taxes, surtaxes, duties, levies, imposts, fees, assessments, reassessments, withholdings, dues and other charges of any nature, imposed or collected by any Governmental Authority, whether disputed or not, including federal, provincial, territorial, state, municipal and local, foreign and other income, franchise, capital, real property, personal property, withholding, payroll, health, transfer, value added, alternative, or add on minimum tax including GST/HST, sales, use, consumption, excise, customs, anti-dumping, countervail, net worth, stamp, registration, franchise, payroll, employment, education, business, school, local improvement, development and occupation taxes, duties, levies, imposts, fees, assessments and withholdings and Canada Pension Plan, Québec Pension Plan, and other government pension plan premiums, contributions, employment insurance premiums and all other taxes and similar governmental charges, levies or assessments of any kind whatsoever imposed by any Governmental Authority including any installment payments, interest, penalties or other additions associated therewith, whether or not disputed.

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“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

“Verano Holdings Nevada” means the Company upon and following the Continuance under the NRS.

1.2 Sections and Headings

The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section refers to the specified section of this Plan of Arrangement.

1.3 Numbers, Genders and Persons

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, bodies corporate, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

1.4 Date for Any Action

In the event that any date on or by which any action is required or permitted to be taken hereunder is not a business day, such action shall be required or permitted to be taken on or by the next succeeding day which is a business day.

1.5 Statutory References

Any reference in this Plan of Arrangement to a statute includes such statute as amended, consolidated or re-enacted from time to time, all regulations made thereunder, all amendments to such regulations from time to time, and any statute or regulation which supersedes such statute or regulations.

ARTICLE II

ARRANGEMENT

2.1 Binding Effect

The Arrangement shall be effective as of, and be binding at and after, the Effective Time on the Company, the Shareholders, and holders of Company Options and Company RSUs.

2.2 Arrangement

At the Effective Time:

a)	each Class A Share held by a Dissenting Shareholder shall be transferred by the holder thereof, without any further act or formality on its part, free and clear of all Liens, to the Company and such Class A Share shall be cancelled, and in exchange the respective Dissenting Shareholder shall be entitled to be paid by the Company the fair market value of such Class A Share determined and payable in accordance with Section 3.1;

b)	the Continuance shall be effective, and the Company shall be domesticated in the State of Nevada and shall continue as a corporation under the NRS in accordance with the following:

i.	the Certificate of Amalgamation, the Notice of Articles and Articles of the Company shall be canceled and substituted with, and which shall be filed with the Nevada Secretary of State, the Articles of Domestication and Articles of Incorporation in the form attached as Schedule A and Schedule B, respectively, hereto and the Bylaws of Verano Holdings Nevada, which shall be in the form attached as Schedule C hereto;

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ii.	the number of directors of the Verano Holdings Nevada shall initially be set at five;

iii.	the authorized capital of the Verano Holdings Nevada is amended to consist of 5,000,000,000 shares of common stock, par value $0.001 per share (the “Nevada Common Stock”) and 1,000,000,000 shares of undesignated preferred stock, par value $0.001 per share (the “Nevada Preferred Stock”), by:

a.	altering the identifying name of the unlimited Class A Shares without par value to 5,000,000,000 authorized shares of Nevada Common Stock and deleting the special rights and restrictions attached to the Class A Shares as set out in the Articles of the Company and attaching the special rights and restrictions as set out in the Articles of Incorporation;

b.	authorizing 1,000,000,000 shares of Nevada Preferred Stock;

c.	removing the Class B Shares, of which no shares are outstanding, and deleting the special rights and restrictions attached to the Class B Shares as set out in the Articles of the Company;

iv.	each issued and outstanding Class A Share (for greater certainty, other than those Class A Shares, if any, transferred pursuant to subsection 2.2(a) above) will for all purposes be automatically exchanged into one issued and outstanding share of Nevada Common Stock, without any action required on the part of the Company or the holders thereof;

v.	each outstanding option to purchase Class A Shares (a “Company Option”) will for all purposes be deemed to be adjusted pursuant to the terms of the Equity Incentive Plan to become one outstanding option to purchase an equal number of shares of the Nevada Common Stock at the same exercise price per share and otherwise on the same terms and conditions (a “Nevada Option”) under the Equity Incentive Plan and applicable award agreement;

vi.	each outstanding restricted stock unit to receive Class A Shares (a “Company RSU”) will for all purposes be deemed to be adjusted pursuant to the terms of the Equity Incentive Plan to become one outstanding restricted stock unit to receive an equal number of shares of the Nevada Common Stock and otherwise with the same terms and conditions (a “Nevada RSU”) under the Equity Incentive Plan and applicable award agreement;

vii.	all the property, rights, interests privileges and powers of the Company will continue to be property, rights, interests, privileges and powers of the Company, all debt due to the Company, all subsidiaries of the Company, all rights under all contracts, and all other causes of action belonging to the Company immediately prior to the Effective Time will remain vested in Verano Holdings Nevada following the Effective Time;

viii.	all debts, liabilities and duties of the Company immediately prior to the Effective Time will remain attached to Verano Holdings Nevada following the Effective Time and will remain debts, liabilities and duties of the Company; and

ix.	an existing cause of action, claim or liability to prosecution is unaffected, a legal proceeding being prosecuted or pending by or against the Company may be prosecuted or its prosecution may be continued, as the case may be, by or against the Company following the Effective Time, and a conviction against, or a ruling, order or judgment in favor of or against, the company may be enforced by or against the Company following the Effective Time.

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2.3 Verano Holdings Nevada Securities Registers

Verano Holdings Nevada shall make the appropriate entries in its securities registers to reflect the matters referred to under Section 2.2.

2.4 U.S. Federal Income Tax Treatment

For U.S. federal income tax purposes, the Continuance is intended to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and the Company and Verano Holdings Nevada are parties to such reorganization within the meaning of Section 368(b) of the Code. This Plan of Arrangement is being adopted as a “plan of reorganization” within the meaning of Section 368(a) of the Code and Sections 1.368-2(g) and 1.368-3(a) of the Treasury Regulations.

ARTICLE III

DISSENTING SHAREHOLDERS

3.1 Dissenting Shareholders

Pursuant to the Interim Order, registered holders of Class A Shares may exercise rights of dissent (“Dissent Rights”) under Division 2 of Part 8 of the BCBCA, as modified by this ARTICLE III, the Interim Order and the Final Order, with respect to Class A Shares in connection with the Arrangement, provided that the written notice of dissent to the special resolution to approve the Arrangement contemplated by section 242 of the BCBCA must be sent to the Company by holders who wish to dissent not later than 9:30 a.m. (Vancouver time) on the business day that is two business days before the Meeting or any date to which the Meeting may be postponed or adjourned. A Dissenting Shareholder who ultimately is entitled to be paid fair value for their Class A Shares in respect of which such Dissenting Shareholder exercised Dissent Rights shall be entitled to be paid the fair value of such Class A Shares and will be deemed to have irrevocably transferred such Class A Shares in consideration for such fair value (less, for greater certainty, any applicable withholding or other taxes), at the Effective Time, and will cease to have any rights as a Shareholder . A Dissenting Shareholder who ultimately is not entitled for any reason to be paid the fair value of such holder’s Class A Shares shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting Shareholder, notwithstanding the provisions of sections 237 to 247 of the BCBCA, and shall be entitled to receive only what such holder would have received pursuant to the Arrangement if such holder had not purported to exercise Dissent Rights as contemplated in Section 2.2(b) hereof. Notwithstanding the foregoing, in no case will the Company or any other person be required to recognize such holders who purport to exercise Dissent Rights as holders of Class A Shares after the time that is immediately prior to the Effective Time, and the name of such holders of Class A Shares who exercise Dissent Rights will cease to be entitled to the rights of a shareholder in respect of the Class A Shares and the central securities register of the Company will be amended to reflect that such former holder is no longer the holder of such Class A Shares as at the Effective Time. The fair value of the Class A Shares for the purposes of the Dissent Rights shall be determined as of the close of business on the last business day before the day on which the Arrangement is approved by the Shareholders at the Meeting. For greater certainty, in addition to any other restrictions in sections 237 to 247 of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) any person who has voted, or have instructed a proxyholder to vote, in favor of the special resolution to approve Arrangement at the Meeting; and (ii) holders of Company Options and Company RSUs.

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ARTICLE IV

AMENDMENT AND TERMINATION

4.1 Amendment

The Company reserves the right to amend, modify and/or supplement this Plan of Arrangement from time to time at any time prior to the Effective Time provided that any such amendment, modification or supplement must be: (a) filed with the Court if made after receipt of the Interim Order and, if made following the Meeting, approved by the Court, and (b) communicated to Shareholders in the manner required by the Court (if so required).

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company at any time prior to or at the Meeting with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

Any amendment, modification or supplement to this Plan of Arrangement which is approved by the Court following the Meeting shall be effective only (a) if it is consented to by the Company and (b) if required by the Court or applicable law, it is consented to by the Shareholders.

Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by the Company provided that it concerns a matter which, in the reasonable opinion of the Company, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to any Shareholder.

4.2 Withdrawal of Plan of Arrangement

This Plan of Arrangement may be withdrawn prior to the Effective Time upon the resolution of the directors of the Company.

4.3 Effect of Termination

Upon the withdrawal of this Plan of Arrangement pursuant to Section 4.2, no party, including but not limited to the Company, shall have any liability or further obligations hereunder.

4.4 Further Assurances

Notwithstanding that the transactions and events set out herein shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, the Company shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.

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ARTICLE V

TREATMENT OF SECURITIES

5.1 Share Certificates

On the Effective Date, registered holders of Class A Shares shall be deemed to be the registered holders of shares of Nevada Common Stock. Share certificates, if any, representing the Class A Shares shall be deemed to represent an identical number of shares of Nevada Common Stock.

5.2 Options

On the Effective Date, holders of Company Options shall upon deemed adjustment of the Company Options pursuant to Section 2.2(b) be deemed to be holders of Nevada Options to acquire an identical number of shares of Nevada Common Stock at the same exercise price per share. Any document previously evidencing Company Options will thereafter evidence and be deemed to evidence the Nevada Options and no option agreements evidencing the Nevada Options shall be required to be issued and the Nevada Options shall be governed by and be subject to the Equity Incentive Plan and applicable award agreement.

5.3 Restricted Stock Units

On the Effective Date, holders of Company RSUs shall upon deemed adjustment of the Company RSUs pursuant to Section 2.2(b) be deemed to be holders of Nevada RSUs to receive an identical number of shares of Nevada Common Stock. Any document previously evidencing Company RSUs will thereafter evidence and be deemed to evidence the Nevada RSUs and no award agreements evidencing the Nevada RSUs shall be required to be issued and the Nevada RSUs shall be governed by and be subject to the Equity Incentive Plan and applicable award agreement.

5.4 Withholding Rights

The Company will be entitled to deduct and withhold from any amounts payable or otherwise deliverable to any person pursuant to this Plan of Arrangement (including, for greater certainty, Shareholders, holders of Company Options and Company RSUs, and Company Dissenting Shareholders), such Taxes or other amounts as the Company is required or permitted to deduct or withhold in connection with such payment or delivery under the Income Tax Act (Canada), the Code, or any other provisions of any applicable law. To the extent that amounts so deducted and withheld are remitted to the appropriate Governmental Authority, such deducted, withheld and remitted amounts shall be treated for all purposes of this Plan of Arrangement as having been paid to such Person in respect of which such deduction, withholding and remittance was made. If applicable, the Company is hereby authorized to sell or dispose (on behalf of the applicable person in respect of which such deduction, withholding and remittance is to be made) of such portion of Class A Shares or shares of Nevada Common Stock issued hereunder, if any, as is necessary to provide sufficient funds to enable it to implement such deduction, withholding and remittance, and the Company will notify the holder thereof and remit to the holder any unapplied balance of the net proceeds of such sale.

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Schedule A

Articles of Domestication

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Domestication

(PURSUANT TO NRS 92A.270)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the name and type of Domestic entity as set forth in its charter documents.

2. Entity name prior to domestication.

3. Enter original filing date and jursidication of un-domesticated entity.

4. Jurisdiction that constituted the principal place of business of the un-domesticated organization, see below.

5. SIGNATURE(S): Must be signed by Authorized Signer. Form will be returned if unsigned.

6. The filing must be submitted with the following:
- The appropriate formation document for the type of domestic entity.
- A certified copy of the charter document, or the equivalent, if any, of the undomesticated organization.
- A certificate of good standing, or the equivalent, from the jurisdiction where the undomesticated organization was chartered immediately before filing the articles of domestication (within 90 days).

7. If the foreign undomesticated entity is on file a cancellation/dissolution will need to be submitted with the appropriate fees.

8. If the name of the domesticating entity is not available a notarized name consent will need to be submitted.

1. Domestic Entity Information:	Name of Domestic Entity as set forth in its Charter Documents: Verano Holdings Corp. Type of Domestic Entity as set forth in its Charter Documents: Corporation (NRS Chapter 78)
2. Prior Name:	Entity Name Before Filing Articles of Domestication: Verano Holdings Corp.
3. Original Filing Date and jurisdiction:	Original Jurisdiction of Formation: British Columbia, Canada Original File Date: February 11, 2021
4. Jurisdiction:	Jurisdiction that constituted the principal place of business or central administration of the undomesticated organization, or any other equivalent thereto pursuant to applicable law, immediately before filing the articles of domestication. British Columbia, Canada
5. Signature: (Required)	X ______________________________ **Signature** ____________ Date

This form must be accompanied by appropriate fees.

Page 1 of 1
Revised: 8/1/2023

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Schedule B

Articles of Incorporation

ARTICLES OF INCORPORATION

OF

VERANO HOLDINGS CORP.

ARTICLE I

name

The name of the Corporation is Verano Holdings Corp. (the “Corporation”).

ARTICLE II

registered office and registered agent

The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under Nevada Revised Statutes (as amended from time to time and including any successor provisions, the “NRS”) Chapter 78.

ARTICLE IV

CAPITAL STOCK

Section 4.1. Capitalization. The total number of shares of all classes of stock that the Corporation is authorized to issue is 6,000,000,000 shares, divided into two classes as follows: (i) 5,000,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and (ii) 1,000,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). The number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the stockholders of the Corporation entitled to vote thereon, and no vote of the holders of Common Stock or Preferred Stock voting separately as a class shall be required therefor (and any such right otherwise provided under NRS 78.2055(3), 78.207(3) or 78.390 is hereby specifically denied), unless a vote of any such holders is expressly required pursuant to these Articles of Incorporation (as the same may be amended and/or restated from time to time, and including any Certificate(s) of Designation (as defined below) relating to any series of Preferred Stock, these “Articles”).

Section 4.2. Preferred Stock.

(A) Designation of Series of Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized, by resolution or resolutions, at any time and from time to time, to provide, out of the authorized but undesignated and unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the powers, preferences and relative, participating, optional or other rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series and to cause to be filed with the Nevada Secretary of State a certificate of designation with respect thereto (each, a “Certificate of Designation”). The powers, preferences and relative, participating, optional and other rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

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(B) Voting Rights of Preferred Stock. Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by these Articles.

Section 4.3. Voting Rights of Common Stock.

(A) Common Stock. Each holder of record of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally or holders of Common Stock as a separate class or series are entitled to vote (whether voting separately as a class or series, or together with any other class(es) or series of the Corporation’s capital stock); provided that to the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to these Articles that relates solely to the terms, number of shares, powers, designations, preferences or relative, participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereof, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Articles or pursuant to the NRS.

(B) No Cumulative Voting. No holder of shares of Common Stock shall have the right to cumulate votes.

Section 4.4. Dividends and Other Distributions. Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends and other distributions in cash, property or shares of capital stock of the Corporation and except as otherwise provided by these Articles or the NRS, dividends and other distributions may be declared and paid ratably on the Common Stock out of the funds of the Corporation that are legally available for this purpose at such times and in such amounts as the Board in its discretion shall determine. Notwithstanding anything to the contrary in these Articles or the Bylaws (as defined below), the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

Section 4.5. Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the right, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock as to distributions upon dissolution or liquidation or winding up of the Corporation, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by each such stockholder.

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ARTICLE V

bylaws

In furtherance and not in limitation of the powers conferred by the NRS, the Board is expressly authorized to make, alter, amend, change, add to, rescind or repeal, in whole or in part, the bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Nevada or these Articles. Authority to adopt, amend or repeal the Bylaws is granted exclusively to the Board.

ARTICLE VI
board of directors

Section 6.1. Board of Directors.

(A) Number of Directors. Except as otherwise provided in these Articles or the NRS, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The total number of directors constituting the Board shall be determined from time to time exclusively by resolution adopted by the Board, except as otherwise provided for or fixed pursuant to the provisions of any Certificate of Designation and this Article VI. As of the effective date of these Articles, the Board comprises the five individuals set forth below:

George Archos

Cristina Nuñez

Lawrence Hirsh

Charles Mueller

John Tipton

As of the effective date of these Articles, each director listed above has the following business address with respect to the Corporation: 224 West Hill Street, Suite 400, Chicago, Illinois 60610.

(B) Vacancies. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding, any newly created directorship on the Board that results from an increase in the total number of directors and any vacancy occurring in the Board (whether by death, resignation, retirement, disqualification, removal, change in the total number of directors constituting the whole Board, or other cause) shall be filled by the affirmative vote of a majority of the directors then in office (other than directors elected by the holders of any series of Preferred Stock voting separately as a series or together with one or more series, as the case may be), even if they constitute less than a quorum. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election and when his or her successor shall be elected or appointed and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

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(C) Removal. Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

(D) Rights of Holders of Preferred Stock. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of these Articles applicable thereto. Notwithstanding Section 6.1(A), the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to Section 6.1(A), and the total number of directors constituting the Board shall be automatically adjusted accordingly.

(E) Election and Term. Except as otherwise provided in these Articles or the Bylaws, directors of the Corporation shall be elected at each annual meeting of the stockholders and shall serve until the next annual meeting of the stockholders and when their successors are duly elected or appointed and qualified, or until their earlier death, resignation, retirement, disqualification or removal.

ARTICLE VII

CALL of SPECIAL MEETINGS OF STOCKHOLDERS

Subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by or at the direction of the Board, the Chair of the Board or the Chief Executive Officer of the Corporation and shall be called by the Secretary of the Corporation upon the written request (which request shall state the purpose or purposes of the meeting) of the Chair of the Board, the Chief Executive Officer or at least a majority of the members of the Board. Stockholders acting in their capacity as such shall have no right to request or call a special meeting of the stockholders.

ARTICLE VIII

LIMITATION OF LIABILITY of Directors and officers

The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by the NRS. Without limiting the effect of the preceding sentence, if the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of these Articles inconsistent with this Article VIII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

ARTICLE IX

iNAPPLICABILITY OF CERTAIN NEVADA STATUTES

Section 9.1. Nevada “Combinations with Interested Stockholders” Statutes. The Corporation hereby expressly elects not to be governed by the provisions of NRS 78.411 to 78.444, inclusive.

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ARTICLE X

LIMITED WAIVER OF JURY TRIALS

To the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction in the State of Nevada before the presiding judge as the trier of fact and not before a jury. This Article X shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

ARTICLE XI

DEEMED NOTICE AND CONSENT; SEVERABILITY

Section 11.1. Severability. If any provision or provisions of these Articles shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of these Articles (including, without limitation, each portion of any paragraph of these Articles containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of these Articles (including, without limitation, each such portion of any paragraph of these Articles containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from individual liability to the fullest extent permitted under Nevada law.

Section 11.2. Deemed Notice and Consent. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these Articles, (b) the Bylaws and (c) any amendment to these Articles or the Bylaws enacted or adopted in accordance with these Articles, the Bylaws and applicable law.

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Schedule C

Bylaws

BYLAWS

of

VERANO HOLDINGS CORP.

a Nevada corporation

Article I

OFFICES

Section 1.1 Principal Office. The principal office and place of business of Verano Holdings Corp. (the “Corporation”) shall be at such location as is established from time to time by resolution of the board of directors of the Corporation (the “Board of Directors”).

Section 1.2 Other Offices. Other offices and places of business either within or without the State of Nevada may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require as determined by the Board of Directors or any officer of the Corporation. The street address of the Corporation’s registered agent is the registered office of the Corporation in Nevada.

Article II
STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date and at such time as may be designated from time to time by the Board of Directors. At the annual meeting, directors shall be elected and any other business may be transacted as may be properly brought before the meeting pursuant to these Bylaws (as amended and/or restated from time to time, these “Bylaws”). Except as otherwise restricted by the articles of incorporation of the Corporation (as amended and/or restated from time to time, the “Articles of Incorporation”) or applicable law, the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders.

Section 2.2 Special Meetings.

(a) Subject to any rights of stockholders set forth in the Articles of Incorporation, special meetings of the stockholders may be called only by the Board of Directors, the Chair of the Board of Directors or the Chief Executive Officer and shall be called by the Secretary upon the written request (which request shall state the purpose or purposes of the meeting) of the Chair of the Board of Directors, the Chief Executive Officer or at least a majority of the members of the Board of Directors. Stockholders acting in their capacity as such shall have no right to request or call a special meeting of the stockholders. Except as otherwise restricted by the Articles of Incorporation or applicable law, the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders.

(b) No business shall be acted upon at a special meeting of stockholders except as set forth in the notice of the meeting.

Section 2.3 Place of Meetings. Any meeting of the stockholders of the Corporation to be held at a physical location may be held at the Corporation’s registered office in the State of Nevada or at such other physical location in or out of the State of Nevada and the United States as may be designated in the notice of meeting. A waiver of notice signed by all stockholders entitled to vote thereat may designate the physical location, if any, for the holding of such meeting. The Board of Directors may, in its sole discretion, determine that any meeting of the stockholders shall be held exclusively, or simultaneously with the conduct of the meeting at a physical location, by means of remote communication (as described in NRS (as defined below) 78.320(4)) or other available technology permitted under the NRS, in accordance with Section 2.14.

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Section 2.4 Notice of Meetings; Waiver of Notice.

(a) The Chief Executive Officer, the President, any Vice President, the Secretary, an Assistant Secretary or any other individual designated by the Board of Directors shall sign and deliver or cause to be delivered to the stockholders written notice of any meeting of stockholders not less than ten days, but not more than (60 days, before the date of such meeting. The notice shall state the physical location, if any, the date and time of the meeting, the means of remote communication, if any, by which the stockholders or the proxies thereof shall be deemed to be present and vote and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice shall be delivered in accordance with, and shall contain or be accompanied by such additional information as may be required by, the Nevada Revised Statutes (as amended from time to time, the “NRS”), including, without limitation, NRS 78.379, 92A.120 or 92A.410. Any notice of a meeting of stockholders delivered pursuant to and in accordance with NRS 78.370(9) shall be deemed to have satisfied any and all requirements applicable to such notice under these Bylaws.

(b) In the case of an annual meeting, subject to Section 2.13, any proper business may be presented for action, except that (i) if a proposed plan of merger, conversion or exchange is submitted to a vote, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating dissenter’s rights is to be submitted to a vote, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those statutes.

(c) A copy of the notice shall be personally delivered or mailed postage prepaid to each stockholder of record at the address appearing on the records of the Corporation. Upon mailing, service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail. If the address of any stockholder does not appear upon the records of the Corporation or is incomplete, it will be sufficient to address any notice to such stockholder at the registered office of the Corporation. Notwithstanding the foregoing and in addition thereto, any notice to stockholders given by the Corporation pursuant to NRS Title 7 (including, without limitation, NRS Chapters 75, 78 and 92A), the Articles of Incorporation or these Bylaws may be given pursuant to any form of electronic transmission permitted under the NRS. Notice shall be deemed given (i) by facsimile when directed to a number consented to by the stockholder to receive notice, (ii) by e-mail when directed to an e-mail address designated or used by the stockholder to receive notice, (iii) by posting on an electronic network together with a separate notice to the stockholder of the specific posting on the later of the specific posting or the giving of the separate notice or (iv) by any other electronic transmission as consented to by and when directed to the stockholder. The stockholder consent necessary to permit electronic transmission to such stockholder shall be deemed revoked and of no force and effect if (A) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with the stockholder’s consent and (B) the inability to deliver by electronic transmission becomes known to the Secretary, Assistant Secretary, transfer agent or other agent of the Corporation responsible for the giving of notice.

(d) The written certificate of an individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached thereto, the date the notice was mailed or personally delivered to the stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice and, in the absence of fraud, an affidavit of the individual signing a notice of a meeting that the notice thereof has been given by a form of electronic transmission shall be prima facie evidence of the facts stated in the affidavit.

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(e) Any stockholder may waive notice of any meeting by a signed writing or by transmission of an electronic record, either before or after the meeting. Such waiver of notice shall be deemed the equivalent of the giving of such notice.

Section 2.5 Determination of Stockholders of Record.

(a) For the purpose of determining the stockholders entitled to (i) notice of and to vote at any meeting of stockholders or any adjournment thereof, (ii) receive payment of any distribution or the allotment of any rights, or (iii) exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than (60 days nor less than ten days before the date of such meeting, if applicable.

(b) If no record date is fixed, the record date for determining stockholders: (i) entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any postponement of any meeting of stockholders to a date not more than 60 days after the record date or to any adjournment of the meeting; provided that the Board of Directors may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

Section 2.6 Quorum; Adjourned Meetings.

(a) Unless the Articles of Incorporation provide for a different proportion, stockholders holding at least one-third of the voting power of the Corporation’s capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on any matter), are necessary to constitute a quorum for the transaction of business at any meeting. If, on any issue, voting by classes or series is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, at least one-third of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote on any matter), within each such class or series is necessary to constitute a quorum of each such class or series.

(b) If a quorum is not represented, a majority of the voting power represented or the person presiding at the meeting may adjourn the meeting from time to time until a quorum shall be represented. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might otherwise have been transacted at the adjourned meeting as originally called. When a meeting of stockholders is adjourned to another time or physical location hereunder, notice need not be given of the adjourned meeting if the time and physical location, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person and may vote at such meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxyholders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with these Bylaws. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. The stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.

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Section 2.7 Voting.

(a) Unless otherwise provided in the NRS, the Articles of Incorporation, or any resolution providing for the issuance of preferred stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation, each stockholder of record, or such stockholder’s duly authorized proxy, shall be entitled to one vote for each share of voting stock standing registered in such stockholder’s name at the close of business on the record date.

(b) Except as otherwise provided in these Bylaws, all votes with respect to shares (including pledged shares) standing in the name of an individual at the close of business on the record date shall be cast only by that individual or such individual’s duly authorized proxy. With respect to shares held by a representative of the estate of a deceased stockholder, or a guardian, conservator, custodian or trustee, even though the shares do not stand in the name of such holder, votes may be cast by such holder upon proof of such representative capacity. In the case of shares under the control of a receiver, the receiver may vote such shares even though the shares do not stand of record in the name of the receiver but only if and to the extent that the order of a court of competent jurisdiction which appoints the receiver contains the authority to vote such shares. If shares stand of record in the name of a minor, votes may be cast by the duly appointed guardian of the estate of such minor only if such guardian has provided the Corporation with written proof of such appointment.

(c) With respect to shares standing of record in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (i) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the board of directors of such other corporation or by such individual (including, without limitation, the officer making the authorization) authorized in writing to do so by the chair of the board, the chief executive officer, the president or any vice president of such corporation; and (ii) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the Corporation of satisfactory evidence of his or her authority to do so.

(d) Notwithstanding anything to the contrary contained in these Bylaws and except for the Corporation’s shares held in a fiduciary capacity, the Corporation shall not vote or cause to be voted, directly or indirectly, shares of its own stock owned or held as treasury shares (as defined in NRS 78.283(1)), and such treasury shares shall not be counted in determining the total number of outstanding shares entitled to vote.

(e) Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote does vote any of such stockholder’s shares affirmatively and fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

(f) With respect to shares standing of record in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, spouses as community property, tenants by the entirety, voting trustees or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast in the following manner:

(i) If only one person votes, the vote of such person binds all.

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(ii) If more than one person casts votes, the act of the majority so voting binds all.

(iii) If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

(g) If a quorum is present, unless the Articles of Incorporation, these Bylaws or the NRS, or other applicable law provide for a different proportion, action by the stockholders entitled to vote on a matter, other than the election of directors, is approved by and is the act of the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes or series is required for any action of the stockholders by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class or series must exceed the number of votes cast in opposition to the action by the voting power of each such class or series.

(h) If a quorum is present, directors shall be elected by a plurality of the votes cast by the holders of the shares present in person or by proxy at the meeting and entitled to vote in the election of directors; provided, that, if the rules and requirements of the exchange on which the Corporation’s shares are then listed require a different voting standard for the election of directors, directors shall be elected in accordance with the rules and requirements of such exchange.

Section 2.8 Proxies. At any meeting of stockholders, any holder of shares entitled to vote may designate, in a manner permitted by the laws of the State of Nevada, another person or persons to act as a proxy or proxies. If a stockholder designates two or more persons to act as proxies, then a majority of those persons present at a meeting has and may exercise all of the powers conferred by the stockholder or, if only one is present, then that one has and may exercise all of the powers conferred by the stockholder, unless the stockholder’s designation of proxy provides otherwise. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by the laws of the State of Nevada.

Section 2.9 No Action Without A Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called and noticed in the manner required by these Bylaws. The stockholders may not in any circumstance take action by written consent.

Section 2.10 Organization.

(a) Meetings of stockholders shall be presided over by the Chair of the Board of Directors, or, in the absence of the Chair, by the Vice Chair of the Board of Directors, or if there be no Vice Chair or in the absence of the Vice Chair, by the Chief Executive Officer, or if there be no Chief Executive Officer or in the absence of the Chief Executive Officer, by the President, or, in the absence of the President, or, in the absence of any of the foregoing persons, by a chair designated by the Board of Directors. The individual acting as chair of the meeting may delegate any or all of his or her authority and responsibilities as such to any director or officer of the Corporation present in person at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chair of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chair of the meeting. The chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, (i) the establishment of procedures for the maintenance of order and safety, (ii) limitation on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the chair of the meeting shall permit, (iii) limitation on the time allotted for consideration of each agenda item and for questions or comments by meeting participants, (iv) restrictions on entry to such meeting after the time prescribed for the commencement thereof and (v) the opening and closing of the voting polls. The Board of Directors, in its discretion, or the chair of the meeting, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

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(b) The chair of the meeting may appoint one or more inspectors of elections to act at the meeting or any adjournment thereof and to make a written report thereof. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots. Such certification and report shall specify, and in determining the validity and counting of proxies and ballots cast the inspectors may consider, such information as may be required by law.

(c) Only such persons who are nominated in accordance with the procedures set forth in Section 2.12 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 2.12. If any proposed nomination or business was not made or proposed in compliance with Section 2.12 (including proper notice under Section 2.13 and including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in compliance with such stockholder’s representation pursuant to clause (a)(iv)(D) of Section 2.13), then the chair of the meeting shall have the power to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. If the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that such proposal or nomination is set forth in the notice of meeting or other proxy materials and notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.10, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting by such stockholder stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

Section 2.11 Consent to Meetings. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice, to the extent such notice is required, if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

Section 2.12 Director Nominations and Business Conducted at Meetings of Stockholders. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) by or at the direction of the Board of Directors or the Chair of the Board of Directors or any authorized committee of the Board of Directors, or (ii) by any stockholder of the Corporation who is entitled to vote on such matter at the meeting, who complied with the notice procedures set forth in Section 2.13 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or the Chair of the Board of Directors or (ii) by any stockholder of the Corporation who is entitled to vote on such matter at the meeting, who complied with the notice procedures set forth in Section 2.13 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

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Section 2.13 Advance Notice of Director Nominations and Stockholder Proposals by Stockholders.

(a) For director nominations or other business to be properly brought before an annual meeting by a stockholder and for director nominations to be properly brought before a special meeting by a stockholder in each case pursuant to Section 2.12, the stockholder of record must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than director nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice for director nominations or other business to be properly brought before an annual meeting shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the immediately preceding year’s annual meeting; provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of submitting a proposal to stockholders for the election of one or more directors to fill any vacancy or newly created directorship on the Board of Directors, any such stockholder entitled to vote on such matter may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting only if the stockholder delivers a written notice complying with the applicable requirements in this Section 2.13 to the secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth:

(i) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and accompanying proxy card and to serving as a director if elected, a questionnaire completed and signed by such person (in the form to be provided by the Secretary upon written request of any stockholder of record within ten days of such request) with respect to the background and qualification of such proposed nominee and a written representation and agreement (in the form to be provided by the Secretary upon written request of any stockholder of record within ten days of such request) that such proposed nominee (A) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question that has not been disclosed to the Corporation or that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation, and (C) would be in compliance, if elected as a director of the Corporation, and will comply with, all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, confidentiality, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to directors;

(ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

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(iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the director nomination is made or the business is proposed: (A) the name and address of such stockholder, as they appear on the Corporation’s books, and the name and address of such beneficial owner, (B) the class and number of shares of stock of the Corporation which are owned of record by such stockholder and such beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class and number of shares of stock of the Corporation owned of record by the stockholder and such beneficial owner as of the record date for the meeting, and (C) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such director nomination or business;

(iv) as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the director nomination is made or the business is proposed, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such person, a “control person”): (A) the class and number of shares of stock of the Corporation which are beneficially owned (as defined below) by such stockholder or beneficial owner and by any control person as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class and number of shares of stock of the Corporation beneficially owned by such stockholder or beneficial owner and by any control person as of the record date for the meeting, (B) a description of any agreement, arrangement or understanding with respect to the director nomination or other business and/or the voting of shares of any class or series of stock of the Corporation between or among such stockholder or beneficial owner or control person or any of their respective affiliates or associates and/or any other person (collectively, “proponent persons”), including, in the case of a director nomination, the nominee, including without limitation any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the director nomination(s) or other business proposed to be brought before the meeting of stockholders and any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder, beneficial owner or control person) (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding) and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (C) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such proponent person, the effect or intent of which may be to provide any proponent person, directly or indirectly, with the opportunity to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation’s stock, transfer to or from the proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, or maintain, increase or decrease the voting power of the proponent person with respect to shares of any class of stock of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (D) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, or understanding pursuant to which such stockholder or beneficial owner has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Corporation; (E) a description of any agreement, arrangement or understanding with respect to any rights to distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such stockholder or beneficial owner that are separated or separable pursuant to such agreement, arraignment or understanding from the underlying shares of the Corporation; (F) a description of any performance-related fees (other than an asset-based fee) that such stockholder or beneficial owner, directly or indirectly, is entitled to receive based on any increase or decrease in the value of shares of any class of capital stock of the Corporation or any interests described in clause (A) of this Section 2.13(a)(iv); (G) a representation whether the stockholder or the beneficial owner, if any, and any control person will engage in a solicitation with respect to the director nomination or business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation and whether such person intends or is part of a group which intends to (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding stock required to approve or adopt the business to be proposed or director nomination to be made (in person or by proxy) by the stockholder, (y) otherwise solicit proxies or votes from stockholders in support of such proposal or director nomination and/or (z) solicit proxies or votes in support of any proposed nominee in accordance with Rule 14a-19 promulgated under the Exchange Act; and (H) the names and addresses of other stockholders and beneficial owners actually known (without any obligation of inquiry) by any stockholder giving the notice (and/or beneficial owner, if any, on whose behalf the director nomination or proposal is made) to support such director nomination or proposal, and to the extent known, the class and number of all shares of the Corporation’s capital stock owned beneficially and/or of record by such other stockholder(s) and beneficial owner(s); and

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(v) a certification that the stockholder giving the notice and the beneficial owner(s), if any, on whose behalf the director nomination is made or the business is proposed, has or have complied with all applicable federal, state and other legal requirements in connection with such stockholder’s and/or each such beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or such stockholder’s and/or each such beneficial owner’s acts or omissions as a stockholder of the Corporation, including, without limitation, in connection with such director nomination or proposal.

(b) A stockholder providing notice of a proposed nominee for election to the Board of Directors or other business proposed to be brought before a meeting shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the stockholders entitled to notice of the meeting and (y) as of the date that is 15 days prior to the meeting or any adjournment or postponement thereof. For the avoidance of doubt, the obligation to update and supplement as set forth in this Section 2.13(b) or any other section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any stockholder’s notice, including, without limitation, any representation required herein, extend any applicable deadlines under these Bylaws or enable or be deemed to permit a stockholder who has previously submitted a stockholder’s notice under these Bylaws to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of stockholders. Any such update and supplement shall be delivered in writing to the Secretary at the principal offices of the Corporation (i) in the case of any update and supplement required to be made as of the record date for notice of the meeting, not later than five days after the later of such record date and the public announcement of such record date and (ii) in the case of any update or supplement required to be made as of 15 days prior to the meeting or adjournment or postponement thereof, not later than ten days prior to the date of the meeting or any adjournment or postponement thereof. The Corporation may require any proposed nominee to furnish within ten days of a request therefor such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation, including information relevant to a determination whether such proposed nominee is qualified under the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation to serve as a director of the Corporation.

(c) For purposes of Section 2.13(a), a “public announcement” shall mean disclosure (x) in a press release released by the Corporation following its customary procedures and reported by the Dow Jones News Service, Associated Press, Business Wire or PR Newswire or a comparable national news service or is generally available on internet news sites, or (y) in a document publicly filed by the Corporation with the U.S. Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of clause (a)(iv)(A) of this Section 2.13, shares shall be treated as “beneficially owned” by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (i) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both), (ii) the right to vote such shares, alone or in concert with others and/or (iii) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.

(d) This Section 2.13 shall not apply to notice of a proposal to be made by a stockholder if the stockholder has notified the Corporation of his, her or its intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

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(e) If the stockholder does not provide the information required under clause (a)(iii)(B) and clauses (a)(iv)(A)-(C) of this Section 2.13 to the Corporation within the time frames specified herein, or if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a director nomination or proposed business, such director nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. The chair of the meeting shall have the power to determine whether notice of a director nomination or of any business proposed to be brought before the meeting was properly made in accordance with the procedures set forth in this Section 2.13. Notwithstanding the foregoing provisions hereof, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth herein. Notwithstanding anything to the contrary in these Bylaws, unless otherwise required by law, if any stockholder or proponent person (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act with respect to any proposed director nominee and (ii) subsequently fails to comply with the requirements of Rule 14a-19 promulgated under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence), then the director nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any annual meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any stockholder or proponent person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five business days prior to the date of the meeting and any adjournment or postponement thereof, reasonable evidence that it or such stockholder associated person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

Section 2.14 Meetings Through Remote Communications. Stockholders may participate in a meeting of the stockholders by any means of remote communication or other available technology utilized by the Corporation, including without limitation, videoconferencing, teleconferencing, webcast or other similar method of communication by which all individuals participating in the meeting can hear each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 2.14 constitutes presence in person at the meeting. Notwithstanding anything to the contrary in these Bylaws, a meeting of stockholders may be held solely by remote communication pursuant to and in accordance with NRS 78.320(4)-(6).

Article III
DIRECTORS

Section 3.1 General Powers; Performance of Duties. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided in the NRS or the Articles of Incorporation.

Section 3.2 Number, Tenure, and Qualifications.

(a) The Board of Directors shall consist of at least one individual, with the number of directors fixed and thereafter changed from time to time solely by resolution adopted by the Board of Directors without the need for an amendment to these Bylaws or the Articles of Incorporation. Each director shall hold office until his or her successor shall be elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall restrict the right of the Board of Directors to fill vacancies or the right of the stockholders to remove directors, each as provided in these Bylaws.

Section 3.3 Chair of the Board. The Board of Directors shall elect a Chair of the Board of Directors from the members of the Board of Directors, who shall preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as provided by law.

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Section 3.4 Vice Chair of the Board. The Board of Directors may elect a Vice Chair of the Board of Directors from the members of the Board of Directors who shall preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and the Chair is not present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as provided by law.

Section 3.5 Removal and Resignation of Directors. Subject to any rights of the holders of preferred stock, if any, and except as otherwise provided in the NRS or the Articles of Incorporation, any director may be removed from office with or without cause by the affirmative vote of the holders of not less than two-thirds of the voting power of the issued and outstanding stock of the Corporation entitled to vote generally in the election of directors (voting as a single class) excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred. In addition, a director may be removed pursuant to and in accordance with NRS 78.335(8) by majority vote of the other directors (even if less than a quorum), acting at a meeting and not by written consent, and without a vote of the stockholders. Any director may resign effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation, to the Chair of the Board of Directors, the President or the Secretary, or in the absence of all of them, to any other officer of the Corporation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation.

Section 3.6 Vacancies; Newly Created Directorships. Subject to any rights of the holders of preferred stock, if any, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority vote of the directors then in office or by a sole remaining director, in either case though less than a quorum, and the director(s) so chosen shall hold office for a term expiring at the next annual meeting of stockholders and when their successors are elected or appointed,, or until his or her earlier resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

Section 3.7 Annual and Regular Meetings. The Board of Directors may hold an annual meeting without call or notice other than this Section 3.7, to transact such business as the Board of Directors deems necessary or appropriate. The Board of Directors may provide by resolution the place, date, and hour for holding regular meetings between annual meetings, and if the Board of Directors so provides with respect to a regular meeting, notice of such regular meeting shall not be required.

Section 3.8 Special Meetings. Subject to any rights of the holders of preferred stock, if any, and except as otherwise required by law, special meetings of the Board of Directors may be called only by the Chair of the Board of Directors, or if there be no Chair of the Board of Director, by the Chief Executive Officer, or by the President or the Secretary, and shall be called by the Chair of the Board of Directors, the Chief Executive Officer, the President, or the Secretary upon the request of at least a majority of the Board of Directors. If the Chair of the Board of Directors, or if there be no Chair of the Board of Directors, each of the Chief Executive Officer, the President, and the Secretary, fails for any reason to call such special meeting, a special meeting may be called by a notice signed by at least a majority of the Board of Directors.

Section 3.9 Place of Meetings. Any regular or special meeting of the Board of Directors may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

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Section 3.10 Notice of Meetings. Except as otherwise provided in Section 3.7, there shall be delivered to each director at the address appearing for him or her on the records of the Corporation, at least 24 hours before the time of such meeting, a copy of a written notice of any meeting (i) by delivery of such notice personally, (ii) by mailing such notice postage prepaid, (iii) by facsimile, (iv) by overnight courier, or (v) by electronic transmission or electronic writing, including, without limitation, e-mail. If mailed to an address inside the United States, the notice shall be deemed delivered two business days following the date the same is deposited in the United States mail, postage prepaid. If mailed to an address outside the United States, the notice shall be deemed delivered four business days following the date the same is deposited in the United States mail, postage prepaid. If sent via overnight courier, the notice shall be deemed delivered the business day following the delivery of such notice to the courier. If sent via facsimile, the notice shall be deemed delivered upon sender’s receipt of confirmation of the successful transmission. If sent by electronic transmission (including, without limitation, e-mail), the notice shall be deemed delivered when directed to the e-mail address of the director appearing on the records of the Corporation and otherwise pursuant to the applicable provisions of NRS Chapter 75. If the address of any director is incomplete or does not appear upon the records of the Corporation it will be sufficient to address any notice to such director at the registered office of the Corporation. Any director may waive notice of any meeting, and the attendance of a director at a meeting and oral consent entered on the minutes of such meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called, noticed or convened. Attendance for the express purpose of objecting to the transaction of business thereat because the meeting was not properly called or convened shall not constitute presence or a waiver of notice for purposes hereof.

Section 3.11 Quorum; Adjourned Meetings.

(a) A majority of the directors in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business.

(b) At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

Section 3.12 Manner of Acting. Except as provided in Section 3.14, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.

Section 3.13 Meetings Through Electronic Communications. Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by any means of remote communication or other available technology utilized by the Corporation, including, without limitation, videoconferencing, teleconferencing, webcast or other similar method of communication by which all individuals participating in the meeting can hear each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director or member of the committee, as the case may be, and (b) provide the directors or members of the committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members of the committee, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 3.13 constitutes presence in person at the meeting.

Section 3.14 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee, excluding any director(s) not required to sign such consent pursuant to and in accordance with NRS 78.315(2). The written consent may be signed manually or electronically (or by any other means then permitted under the NRS) and in counterparts, including, without limitation, counterparts delivered by facsimile or electronic transmission, and shall be filed with the minutes of the proceedings of the Board of Directors or committee.

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Section 3.15 Powers and Duties.

(a) Except as otherwise restricted by NRS Chapter 78 or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation. The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as it deems fit.

(b) The Board of Directors, in its discretion, or the chair presiding at a meeting of stockholders, in his or her discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

(c) The Board of Directors may, by resolution passed by at least a majority of the Board of Directors, designate one or more committees, provided that each such committee must have at least one director of the Corporation as a member. Unless the Articles of Incorporation, the charter of the committee, or the resolutions designating the committee expressly require that all members of such committee be directors of the Corporation, the Board of Directors may appoint natural persons who are not directors of the Corporation to serve on such committee. The Board of Directors may designate one or more individuals as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another individual to act at the meeting in the place of any such absent or disqualified member. Subject to applicable law and to the extent provided in the resolution of the Board of Directors, any such committee shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided in the resolution of the Board of Directors designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members then serving on the committee shall be necessary to constitute a quorum unless there are only one or two members then serving, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present at a meeting of the committee at which a quorum is present.

Section 3.16 Compensation. The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the Board of Directors establishes the compensation of directors pursuant to this Section 3.16, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 3.17 Organization. Meetings of the Board of Directors shall be presided over by the Chair of the Board of Directors, or in the absence of the Chair of the Board of Directors, by the Vice Chair, or in his or her absence by a chair chosen at the meeting. The Secretary, or in the absence, of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chair of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chair of the meeting.

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Article IV

OFFICERS

Section 4.1 Election. The Board of Directors shall elect or appoint at least a president, a secretary and a treasurer or the equivalents thereof in accordance with NRS 78.130(1). The Board of Directors may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the Board of Directors, and shall have such powers and duties and be paid such compensation as may be directed by the Board of Directors, including any committee thereof. Such other officers may include, without limitation, a President of the Southern Region, a Chief Legal Officer, a Chief Investment Officer, a Chief Operating Officer, a Chief Marketing Officer, a Corporate Controller, and a Chief Strategy and Compliance Officer. Each officer of the Corporation shall serve until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal. Any individual may simultaneously hold two or more offices.

Section 4.2 Removal; Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

Section 4.3 Vacancies. Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

Section 4.4 Chief Executive Officer. The Board of Directors may elect a Chief Executive Officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation, and perform such other duties and have such other powers as may be reasonably incident to such responsibility or which are delegated to him or her by the Board of Directors, these Bylaws or as provided by law. If a President of the Corporation is not elected or appointed, the Chief Executive Officer shall also be deemed the President of the Corporation.

Section 4.5 President. The President, subject to the supervision and control of the Board of Directors, shall in general actively supervise and control the business and affairs of the Corporation. The President shall keep the Board of Directors fully informed as the Board of Directors may request and shall consult the Board of Directors concerning the business of the Corporation. The President shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the Chief Executive Officer, if any, these Bylaws or as provided by law. If a Chief Executive Officer of the Corporation is not elected or appointed, the President shall also be deemed the Chief Executive Officer of the Corporation.

Section 4.6 Vice Presidents. The Board of Directors may elect one or more vice presidents. In the absence or disability of the President, or at the President’s request, the Vice President or Vice Presidents (or such other officers), in order of their rank as fixed by the Board of Directors, and if not ranked, the Vice Presidents (or such other officers) in the order designated by the Board of Directors, or in the absence of such designation, in the order designated by the President, shall perform all of the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions on the President. Each Vice President shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, these Bylaws or as provided by law.

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Section 4.7 Secretary. The Secretary shall attend all meetings of the stockholders, the Board of Directors and any committees thereof, and shall keep, or cause to be kept, the minutes of proceedings thereof in books provided for that purpose. He or she shall keep, or cause to be kept, a register of the stockholders of the Corporation and shall be responsible for the giving of notice of meetings of the stockholders, the Board of Directors and any committees, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. The Secretary shall be custodian of the corporate seal, if any, the records of the Corporation, the stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or any appropriate committee may direct. The Secretary shall perform all other duties commonly incident to his or her office and shall perform such other duties which are assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, these Bylaws or as provided by law.

Section 4.8 Assistant Secretaries. An Assistant Secretary shall, at the request of the Secretary, or in the absence or disability of the Secretary, perform all the duties of the Secretary. He or she shall perform such other duties as are assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, these Bylaws or as provided by law.

Section 4.9 Treasurer. The Treasurer shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto. The Treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation’s transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the Chair of the Board of Directors, the Chief Executive Officer, or the President. The Treasurer shall perform all other duties commonly incident to his or her office and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, these Bylaws or as provided by law. The Treasurer shall, if required by the Board of Directors, give a bond to the Corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the Treasurer and for restoration to the Corporation, in the event of the Treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the Treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation. If a Chief Financial Officer of the Corporation has not been elected or appointed, the Treasurer shall also be deemed the Chief Financial Officer of the Corporation and if a Chief Financial Officer of the Corporation has been elected, the Chief Financial Officer shall also be deemed the Treasurer of the Corporation.

Section 4.10 Assistant Treasurers. An assistant treasurer shall, at the request of the Treasurer, or in the absence or disability of the Treasurer, perform all the duties of the Treasurer. He or she shall perform such other duties which are assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, the Treasurer, the Chief Financial Officer, these Bylaws or as provided by law. The Board of Directors may require an assistant treasurer to give a bond to the Corporation in such sum and with such security as it may approve, for the faithful performance of the duties of the Assistant Treasurer, and for restoration to the Corporation, in the event of the Assistant Treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the Assistant Treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation.

Section 4.11 Execution of Negotiable Instruments, Deeds and Contracts. All (a) checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation, (b) deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party and (c) assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

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Article V

CAPITAL STOCK

Section 5.1 Issuance. Shares of the Corporation’s authorized capital stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 5.2 Stock Certificates and Uncertificated Shares.

(a) Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by (i) the Chief Executive Officer, the President, or a Vice President and (ii) the Secretary, an Assistant Secretary, the Treasurer or the Chief Financial Officer of the Corporation (or any other two officers or agents so authorized by the Board of Directors), certifying the number of shares of stock owned by him, her or it in the Corporation; provided that notwithstanding the foregoing the Board of Directors may authorize the issuance of uncertificated shares in book entry form of some or all of any or all classes or series of the Corporation’s stock. Any such issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Whenever any such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk and by a registrar (other than the Corporation), then a facsimile of the signatures of any corporate officers or agents, the transfer agent, transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In the event that any officer or officers who have signed, or whose facsimile signatures have been used on any certificate or certificates for stock cease to be an officer or officers because of death, resignation or other reason, before the certificate or certificates for stock have been delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be an officer or officers of the Corporation.

(b) Within a reasonable time after the issuance or transfer of any uncertificated shares on the books of the Corporation in book entry form, the Corporation shall send to the registered holder thereof a written statement certifying the number and class (and the designation of the series, if any) of the shares owned by such stockholder in the Corporation and any restrictions on the transfer or registration of such shares imposed by the Articles of Incorporation, these Bylaws, any agreement among stockholders, any agreement between the stockholders and the Corporation or by applicable securities laws, and, within ten days after receipt of a written request therefor from the stockholder of record, the Corporation shall provide to such stockholder of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent to the stockholder of record. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates. Except as otherwise expressly provided by the NRS, the rights and obligations of the stockholders of the Corporation shall be identical whether or not their shares of stock are represented by certificates.

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(c) Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid. In addition to the foregoing, all certificates evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the NRS or such other federal, state or local laws or regulations then in effect.

Section 5.3 Surrendered; Lost or Destroyed Certificates. All certificates surrendered to the Corporation, except those representing treasury shares, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the Corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount not less than twice the then-current market value of the stock, and upon such terms as the treasurer or the Board of Directors shall require which shall indemnify the Corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

Section 5.4 Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 5.5 Transfer of Shares. No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of any certificate(s) therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment(to the extent such shares are evidenced by a physical stock certificate) or by due delivery of transfer instructions (in the case of uncertificated shares) and any documents required therefor to the person in charge of the stock and transfer books and ledgers and in compliance with any procedures adopted by the Corporation or its agents and applicable law, and a record shall be made of each such transfer. Certificates representing such shares, if any, shall be cancelled and new certificates (if the shares are to be certificated) or uncertificated shares (if the shares are to be uncertificated) shall thereupon be issued. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation. The Corporation shall, subject to applicable law, have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates for shares of stock of the Corporation or uncertificated shares.

Section 5.6 Transfer Agent; Registrars. The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

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Section 5.7 Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

Section 5.8 Inapplicability of Controlling Interest Statutes. Notwithstanding any other provision in these Bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

Article VI
DISTRIBUTIONS

Distributions (as defined in NRS 78.191) may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors and may be paid in money, shares of corporate stock, property or any other medium not prohibited under applicable law. The Board of Directors may fix in advance a record date, in accordance with and as provided in Section 2.5, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution.

Article VII
RECORDS AND REPORTS; CORPORATE SEAL; FISCAL YEAR

Section 7.1 Records. All original records of the Corporation, shall be kept at the principal office of the Corporation by or under the direction of the Secretary or at such other place or by such other person as may be prescribed by these Bylaws or the Board of Directors.

Section 7.2 Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except as otherwise specifically provided in these Bylaws, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

Section 7.3 Fiscal Year-End. The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

Article VIII
INDEMNIFICATION

Section 8.1 Indemnification and Insurance.

(a) Indemnification of Directors and Officers.

(i) For purposes of this Article VIII, (A) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as defined below), by reason of the fact that he or she is or was a director, officer, employee or agent (including, without limitation, as a trustee, fiduciary, administrator or manager) of the Corporation or any predecessor entity thereof, or is or was serving in any capacity at the request of the Corporation as a director, manager, officer, employee or agent (including, without limitation, as a trustee, fiduciary administrator, partner, member or manager) of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (B) “Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

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(ii) Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Nevada, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section 8.1, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

(iii) Indemnification pursuant to this Section 8.1 shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent of the Corporation or any predecessor entity thereof or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

(iv) The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred in by him or her in connection with the defense.

(b) Indemnification of Employees and Other Persons. The Corporation may, by action of the Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

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(c) Non-Exclusivity of Rights. The rights to indemnification provided in this Article VIII shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

(d) Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

(e) Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(f) Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 8.1 may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 8.1 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 8.2 Amendment. The provisions of this Article VIII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section 8.2. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VIII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including, without limitation, Article X), no repeal or amendment of these Bylaws shall affect any or all of this Article VIII so as to limit or reduce the indemnification in any manner unless adopted by (i) the unanimous vote of the directors of the Corporation then serving, or (ii) by the stockholders as set forth in Article X; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

Article IX
CHANGES IN NEVADA LAW

References in these Bylaws to the laws of the State of Nevada or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

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Article X
AMENDMENT OR REPEAL

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend, rescind or repeal these Bylaws, in whole or in part, or to adopt new bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Nevada or the Articles of Incorporation. Authority to make, alter, amend, rescind or repeal these Bylaws, in whole or in part, or to adopt new bylaws, is granted exclusively to the Board of Directors.

Article XI
forum for adjudication of disputes

Section 11.1 Forum for Adjudication of Disputes. To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative (a) brought in the name or right of the Corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any current or former director, officer, stockholder, or employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any internal action (as defined in NRS 78.046) including any action asserting a claim against the Corporation arising pursuant to any provision of NRS Chapters 78 or 92A, the Articles of Incorporation or these Bylaws, any agreement entered into pursuant to NRS 78.365 or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (d) to interpret, apply, enforce or determine the validity of the Articles of Incorporation or these Bylaws or(e) asserting a claim governed by the internal affairs doctrine; provided that such exclusive forum provisions will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States of America, including, in each case, the applicable rules and regulations promulgated thereunder.

Section 11.2 Deemed Notice and Consent. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these Bylaws (including this Article XI), (b) the Articles of Incorporation and (c) any amendment to these Bylaws or the Articles of Incorporation enacted or adopted in accordance with these Bylaws, the Articles of Incorporation and applicable law.

Section 11.3 Severability. If any provision or provisions of these Bylaws shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions of these Bylaws (including, without limitation, each portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision or provisions to other persons, entities and circumstances shall not in any way be affected or impaired thereby.

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Appendix C

Arrangement Dissent Provisions

DIVISION 2 OF PART 8 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

Definitions and application

237 (1) In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)	in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)	in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)	in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2) This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)	the court orders otherwise, or

(b)	in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238 (1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a)	under section 260, in respect of a resolution to alter the articles

(i)	to alter restrictions on the powers of the company or on the business the company is permitted to carry on,

(ii)	without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91; or

(iii)	without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;

(b)	under section 272, in respect of a resolution to adopt an amalgamation agreement;

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(c)	under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)	under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)	in respect of any other resolution, if dissent is authorized by the resolution;

(h)	in respect of any court order that permits dissent.

(1.1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.

(2) A shareholder wishing to dissent must

(a)	prepare a separate notice of dissent under section 242 for

(i)	the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)	identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)	dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)	provide to the company a separate waiver for

(i)	the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)	identify in each waiver the person on whose behalf the waiver is made.

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(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)	any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a statement advising of the right to send a notice of dissent.

(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)	a copy of the resolution,

(b)	a statement advising of the right to send a notice of dissent, and

(c)	if the resolution has passed, notification of that fact and the date on which it was passed.

(4) Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)	a copy of the entered order, and

(b)	a statement advising of the right to send a notice of dissent.

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Notice of dissent

242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,

(a)	if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)	if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)	the date on which the shareholder learns that the resolution was passed, and

(ii)	the date on which the shareholder learns that the shareholder is entitled to dissent.

(2) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)	on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3) A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)	if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)	if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)	the name and address of the beneficial owner, and

(ii)	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

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(5) The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,

(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)	the date on which the company forms the intention to proceed, and

(ii)	the date on which the notice of dissent was received, or

(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2) A notice sent under subsection (1) (a) or (b) of this section must

(a)	be dated not earlier than the date on which the notice is sent,

(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)	advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)	the certificates, if any, representing the notice shares, and

(c)	if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2) The written statement referred to in subsection (1) (c) must

(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	that dissent is being exercised in respect of all of those other shares.

(3) After the dissenter has complied with subsection (1),

(a)	the dissenter is deemed to have sold to the company the notice shares, and

(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

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(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245 (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)	promptly pay that amount to the dissenter, or

(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)	determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)	make consequential orders and give directions it considers appropriate.

(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)	pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4) If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)	the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)	if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

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(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)	the company is insolvent, or

(b)	the payment would render the company insolvent.

Loss of right to dissent

246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)	the resolution in respect of which the notice of dissent was sent does not pass;

(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)	the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)	the notice of dissent is withdrawn with the written consent of the company;

(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247 If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)	the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

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Appendix D

Interim Order

NO. S-257170

VANCOUVER REGISTRY

IN THE SUPREME COURT OF BRITISH COLUMBIA VERANO HOLDINGS CORP.

PETITIONER

RE: IN THE MATTER OF SECTION 288 OF THE BUSINESS

CORPORATIONS ACT, S.B.C. 2002, C.57

AND:

IN THE MATTER OF A PROPOSED ARRANGEMENT

INVOLVING VERANO HOLDINGS CORP. AND THE

SHAREHOLDERS OF VERANO HOLDINGS CORP.

ORDER mADE AFTER APPLICATION

) ASSOCIATE JUSTICE )
))
BEFORE	))	September 25, 2025
))
))

ON THE APPLICATION of the Petitioner, Verano Holdings Corp. (the “Petitioner” or “Verano”), pursuant to sections 186 and 288-297 of the Business Corporations Act, S.B.C. 2002, c. 57, as amended (the “BCBCA”), for an Interim Order for directions in seeking approval of a plan of arrangement under Division 5 of Part 9 of the BCBCA, coming on for hearing at the Law Courts, 800 Smithe Street, Vancouver, British Columbia on September 25, 2025, AND ON HEARING Mark Pontin, counsel for the Petitioner (the “Plan of Arrangement”), AND UPON READING the Petition and other materials filed herein AND UPON being advised that it is the intention of Verano to rely upon Section 3(a)(10), of the United States Securities Act of 1933, as amended (the “1933 Act” ) as a basis for an exemption from the registration requirements of the 1933 Act with respect to the exchange of shares of Verano in connection with the Continuance (as defined below) under the proposed Plan of Arrangement based on the Court’s approval of the Arrangement (as defined below) and determination that the Arrangement is substantively and procedurally fair to those who will receive securities of Verano pursuant to the Arrangement;

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THIS COURT ORDERS that:

DEFINITIONS

1.	As used in this order made after application (the “Interim Order”), unless otherwise defined, defined terms have the respective meanings set out in the draft Notice of Special Meeting and Information Circular (the “Information Circular”) relating to the special meeting of the Shareholders of Verano attached as Exhibit “B” to the Affidavit #1 of Richard Tarapchack, sworn September 25, 2025 (the “Verano Affidavit”).

MEETING

2.	Pursuant to sections 289 and 291 of the BCBCA, Verano is authorized and directed to call, a meeting (the “Verano Meeting”) of the holders (the “Shareholders”) of the issued and outstanding subordinate voting shares (the “Subordinate Voting Shares”), to be held via live webcast on October 27, 2025, commencing at 7:30 a.m. (Vancouver time), subject to any adjournment or adjournments thereof:

(a)	to consider and, if thought fit, pass, with or without amendment, the special resolution (in the form attached as Appendix A to the Information Circular) (the “Arrangement Resolution”) approving the arrangement (the “Arrangement”) under section 288 of the BCBCA involving, among other things the continuance of Verano from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States (the “Continuance”);

(b)	to approve one or more adjournments of the Verano Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Verano Meeting to approve the Plan of Arrangement; and

(c)	to transact such further or other business as may properly come before the Verano Meeting and any adjournment or postponement thereof.

3.	The Verano Meeting shall be called, held and conducted in accordance with the BCBCA, applicable securities legislation, the Information Circular, and the Articles of Verano, subject to the terms of this Interim Order, and any further order of this Court, and the rulings and directions of the Chair of the Verano Meeting, such rulings and directions not to be inconsistent with this Interim Order and to the extent of any inconsistency or discrepancy between this Interim Order and the terms of any instrument creating or governing or collateral to the Subordinate Voting Shares, or the Articles of Verano, this Interim Order shall govern.

4.	The Chair of the Verano Meeting shall be the Chair of the Board of Directors of Verano or such other person authorized in accordance with the Articles of Verano. The Chair is at liberty to call on the assistance of legal counsel to Verano at any time and from time to time as the Chair of the Verano Meeting may deem necessary or appropriate.

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ADJOURNMENT

5.	Notwithstanding the provisions of the BCBCA and the Articles of Verano, Verano if it deems advisable, is specifically authorized to adjourn or postpone the Verano Meeting on one or more occasions without the necessity of first convening the Verano Meeting or first obtaining any vote of the Shareholders respecting the adjournment or postponement and without the need for approval of the Court. Notice of any such adjournments or postponements shall be given by press release, news release, newspaper advertisement, or by notice sent to the Shareholders by the methods specified in paragraph 10 of this Interim Order, as determined to be the most appropriate method of communication by the Verano Board of Directors.

6.	The Record Date (as defined in paragraph 8 below) shall not change in respect of adjournments or postponements of the Verano Meeting.

AMENDMENTS

7.	Prior to the Verano Meeting, Verano is authorized to make amendments, revisions or supplements to the Plan of Arrangement without any additional notice to the Shareholders or further order of this Court, and the Plan of Arrangement as so amended, revised and/or supplemented shall be the Plan of Arrangement submitted to the Verano Meeting and the subject of the Arrangement.

RECORD DATE

8.	The record date for the determination of the Shareholders entitled to receive notice of and to vote at the Verano Meeting in respect of the Arrangement is September 25, 2025 (the “Record Date”). Only Shareholders whose names were entered in the register of Verano at the close of business on the Record Date will be entitled to receive notice of and to vote at the Verano Meeting in respect of the Arrangement.

NOTICE OF MEETING

9.	The Information Circular is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of section 290(1)(a) of the BCBCA, and Verano shall not be required to send to the Shareholders any other or additional statement pursuant to section 290(1)(a) of the BCBCA.

10.	The Information Circular, which includes an explanation of the effect of the Arrangement, the Arrangement Resolution, the Plan of Arrangement, copies of the Interim Order, Petition, and Notice of Hearing of Petition, and the forms of proxy for Shareholders, (collectively referred to as the “Meeting Materials”) in substantially the same form as contained in Exhibits “B” and “C” to the Verano Affidavit, with such deletions, amendments or additions thereto as may be necessary or desirable, provided that such amendments are not inconsistent with the terms of this Interim Order, shall, if applicable, be sent to:

(a)	registered Shareholders as they appear on the central securities register of Verano as at the Record Date at least 21 days prior to the date of the Verano Meeting, excluding the date of mailing, delivery or transmittal and the date of the Verano Meeting, by one or more of the following methods:

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(i)	by prepaid regular mail addressed to the Shareholders at their address as it appears on the central securities register of Verano as at the Record Date; or

(ii)	by email or facsimile transmission to any Shareholders who identifies themselves to the satisfaction of Verano, acting through its representatives, who requests such email or facsimile transmission;

(b)	in the case of non-registered Shareholders, by providing copies of the relevant portions of the Meeting Materials to intermediaries and registered nominees for sending to beneficial owners in accordance with National Instrument 54-101 Communications with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators;

(c)	the directors and auditors of Verano by electronic mail or by prepaid regular mail, at least 21 days prior to the date of the Verano Meeting, excluding the date of mailing or transmittal and the date of the Verano Meeting;

substantial compliance with this paragraph shall constitute good and sufficient notice of the Verano Meeting and these proceedings, and no notice shall be required to be given to any other party. Verano is at liberty to give notice of the Verano Meeting and these proceedings to persons outside the jurisdiction of this Honourable Court in the manner specified herein.

11.	Accidental failure of or omission by Verano to give notice to any one or more Shareholders, or any other Person set out in paragraph 10, or the non-receipt of such notice by one or more Shareholders, or any other Person set out in paragraph 10, or any failure or omission to give such notice as a result of events beyond the reasonable control of Verano, shall not constitute a breach of this Interim Order or a defect in the calling of the Verano Meeting, and shall not invalidate any resolution passed or proceeding taken at the Verano Meeting, but if any such failure or omission is brought to the attention of Verano then it shall use reasonable commercial efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

12.	Provided that notice of the Verano Meeting and the provision of the Meeting Materials to the Shareholders take place in substantial compliance with this Interim Order, the requirement of section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement of the Verano Meeting is waived.

DEEMED RECEIPT OF NOTICE

13.	The Meeting Materials shall be deemed, for the purposes of this Interim Order, to have been served upon and received:

(a)	in the case of mailing, the day, Saturdays, Sundays and holidays excepted, following the date of mailing;

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(b)	in the case of any means of transmitted, recorded or electronic communication, when dispatched or delivered for dispatch;

(c)	in the case of non-registered Shareholders, three days after delivery thereof to intermediaries and registered nominees; and

(d)	in the case of advertisement, at the time of publication of the advertisement.

UPDATING MEETING MATERIALS

14.	Notice of any amendments, updates or supplement to any of the information provided in the Meeting Materials may be communicated to the Shareholders by press release, news release, newspaper advertisement or by notice sent to the Shareholders by the means set forth in paragraph 10 herein, as determined to be the most appropriate method of communication by the Verano Board of Directors.

QUORUM AND VOTING

15.

The votes taken at the Verano Meeting required to pass the Arrangement Resolution shall be 66 2/3% of the votes cast on the Arrangement Resolutions by Shareholders present in person or represented by proxy at the Verano Meeting. The Shareholders are entitled to exercise one vote for each Subordinate Voting Share held.

(collectively, the “Requisite Verano Shareholder Approval”).

16.	Provided the conditions precedent to the Arrangement as described in the Information Circular have been satisfied or waived in accordance with the Plan of Arrangement, as applicable, the Requisite Verano Shareholder Approval shall be sufficient to authorize and direct Verano to do all such acts and things as may be necessary or desirable to give effect to the Plan of Arrangement on a basis consistent with what is provided for in the Information Circular, in accordance with the Plan of Arrangement, without the necessity of any further approval by the Shareholders, subject only to final approval by this Honourable Court.

17.	The quorum required at the Verano Meeting shall be the quorum required by the Articles of Verano, being two persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Verano Meeting.

18.	For the purpose of counting votes respecting the Arrangement Resolution, any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast and the Subordinate Voting Shares represented by such spoiled votes, illegible votes, defective votes or abstentions shall not be counted in determining the number of Subordinate Voting Shares represented at the Verano Meeting. Proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.

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19.	A representative of Verano who attends the Verano Meeting shall file in due course with the Court an affidavit verifying the actions taken and the decisions reached by the Shareholders at the Verano Meeting with respect to the Plan of Arrangement.

PERMITTED ATTENDEES

20.	The only persons entitled to attend the Verano Meeting shall be the Shareholders, as of the Record Date or their respective proxyholders, Verano’s directors, officers, auditors and advisors, the scrutineers, and any other persons admitted on the invitation of the directors of Verano or on the invitation of the Chair of the Verano Meeting, and the only persons entitled to be represented and to vote at the Verano Meeting shall be the Shareholders as at the close of business (Vancouver Time) on the Record Date, or their respective proxyholders.

SCRUTINEERS

21.	A representative of Verano’s registrar and transfer agent (or any agent thereof), is authorized to act as scrutineer for the Verano Meeting.

SOLICITATION OF PROXIES

22.	Verano is authorized to use the form of proxy in connection with the Verano Meeting in substantially the same form as attached as Exhibit “C” to the Verano Affidavit and the voting methods as set out in the Meeting Materials, and Verano may in its discretion waive generally the time limits for deposit of proxies by Shareholders if Verano deems it reasonable to do so. Verano is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for that purpose, and by mail or such other forms of personal or electronic communication as may be determined.

23.	The procedure for the use of proxies at the Verano Meeting, including the time limit for place of deposit, the voting methods and revocation of proxy, shall be as set out in the Meeting Materials. Verano may in its discretion waive the time limits for the deposit of proxies by Shareholders if Verano deems it advisable to do so, such waiver to be endorsed on the proxy by the initials of the Chair of the Verano Meeting.

DISSENT RIGHTS

24.	Each of the registered Shareholders as of the Record Date, shall have the right to dissent (a “Dissenting Shareholder”) in respect of the Arrangement Resolution in accordance with sections 237 to 247 of the BCBCA, as varied by the Plan of Arrangement, this Interim Order and the Final Order (the “Dissent Rights”).

25.	In order for a registered Shareholder to exercise his, her or its Dissent Rights:

(a)	notwithstanding section 242(1)(a) of the BCBCA, a Dissenting Shareholder shall deliver a written notice to Verano, c/o Fasken Martineau DuMoulin LLP, at 2900 - 550 Burrard St. Vancouver, BC V6C 0A3, Canada, to the attention of Mark Pontin, by 9:30 a.m, Vancouver time, on October 23, 2025 or the business day that is two business days before the Verano Meeting or any date to which the Verano Meeting may be postponed or adjourned.

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(b)	a Dissenting Shareholder must dissent with respect to all of the Subordinate Voting Shares held by such person; and

(c)	any such exercise of the Dissent Rights must otherwise comply with the requirements of sections 237–247 of the BCBCA, as modified by the Plan of Arrangement and this Interim Order.

26.	Notice to the Shareholders of their Dissent Rights with respect to the Arrangement Resolution and their right to receive, subject to the provisions of the BCBCA and the Plan of Arrangement, the fair value of their Subordinate Voting Shares shall be given by including information with respect to this right in the Information Circular to be sent to the Shareholders in accordance with the Interim Order.

27.	None of the Shareholders who vote or have instructed a proxyholder to vote the Subordinate Voting Shares in favour of the Arrangement Resolution shall be entitled to exercise their Dissent Rights.

28.	Subject to this Interim Order and further order of this Court, the rights available to the Shareholders under the BCBCA and the Plan of Arrangement to dissent from the Arrangement will constitute full and sufficient Dissent Rights for the Shareholders with respect to the Arrangement.

APPLICATION FOR FINAL ORDER

29.	Upon the approval, with or without variation by the Shareholders, of the Arrangement, in the manner set forth in this Interim Order, Verano may apply to this Court for, inter alia, an Order that:

(a)	the Arrangement, and its terms and conditions, be approved;

(b)	the Arrangement be implemented in the manner and sequence set forth in the Plan of Arrangement, and pursuant to sections 291, 292 and 296 of the BCBCA, the Arrangement will take effect as of the Effective Time (as defined in the Plan of Arrangement);

(c)	declares that the terms and conditions of the Arrangement, including the exchange of shares to be effected by completion of the Arrangement, are procedurally and substantively fair and reasonable to the Shareholders;

(d)	the Arrangement shall be binding on Verano and the Shareholders upon the taking effect of the Arrangement pursuant to section 297 of the BCBCA; and

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(e)	Verano shall be entitled to seek the advice and direction of this Court as to the implementation of this Order or to apply for such further Order or Orders as may be appropriate (collectively, the “Final Order”).

30.	Verano is at liberty to proceed with the hearing of the Final Order on October 30, 2025 at 9:45 a.m. (Vancouver Time) at the Courthouse at 800 Smithe Street, Vancouver, British Columbia or as soon thereafter as the hearing of the Final Order can be heard or at such other date and time as Verano may determine or this Court may direct.

31.	Any Shareholder desiring to support or oppose the application has the right to appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order, subject to filing a Response to Petition and delivering a copy of the filed Response to Petition together with a copy of any additional affidavits or other materials on which the person intends to rely at the hearing for the Final Order on or before 4:00 p.m. (Vancouver Time) on October 27, 2025, to the solicitors for the Petitioner at:

FASKEN MARTINEAU DuMOULIN LLP

Suite 2900, 550 Burrard Street

Vancouver, BC V6C 0A3

Attention: Mark Pontin

32.	Sending the Petition and this Interim Order, attached to the Information Circular in accordance with paragraph 10 of this Interim Order, shall constitute good and sufficient service of the within proceedings and no other form of service need be made and no other material need be served on such persons in respect of these proceedings and service of the affidavits, including the Verano Affidavit, is dispensed with. Verano shall be at liberty to give notice of this Petition to persons outside the jurisdiction of this Court in the manner specified herein.

33.	In the event the hearing for the Final Order is adjourned, only those persons who have filed and delivered a Response to Petition in accordance with this Interim Order need be provided notice of materials filed in this proceeding and the adjourned hearing date.

VARIANCE

34.	Verano shall be entitled, at any time, to apply to vary this Interim Order and apply for such other orders and direction from the Court as may be appropriate.

35.	Supreme Court Civil Rules 8-1 and 16-1(3) will not apply to any further applications in respect of this proceeding, including the application for the Final Order and any application to vary this Interim Order.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

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No. ___________ Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA VERANO HOLDINGS CORP. PETITIONER RE: IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, C. 57
ORDER MADE AFTER APPLICATION
FASKEN MARTINEAU DuMOULIN LLP Barristers and Solicitors 550 Burrard Street, Suite 2900 Vancouver, BC, V6C 0A3 +1 604 631 3131 Counsel: Mark Pontin

Appendix E

Notice of Hearing and Petition

No. S-257170

Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

VERANO HOLDINGS CORP.

PETITIONER

RE: IN THE MATTER OF SECTION 288 OF THE BUSINESS

CORPORATIONS ACT, S.B.C. 2002, C.57

AND:

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING VERANO

HOLDINGS CORP. AND THE SHAREHOLDERS OF VERANO HOLDINGS CORP.

NOTICE OF HEARING

To:      Without Notice

TAKE NOTICE that the Petition of Verano Holdings Corp. dated September 23, 2025 will be heard at the courthouse at 800 Smithe Street, Vancouver B.C on October 30, 2025 at 9:45 a.m.

1.	Date of hearing

☒	The Petition is unopposed, by consent or without notice.

2.	Duration of hearing

☒	The parties have been unable to agree as to how long the hearing will take and

(a)	the time estimate of the Petitioner’s is 20 minutes, and

(b)	the Petition Respondent’s have not given a time estimate.

3.	Jurisdiction

☐	This matter is within the jurisdiction of an Associate Judge.

☒	This matter is not within the jurisdiction of an Associate Judge.

Dated:	September 24, 2025
Signature of ☐ Petitioner ☒ Lawyer for Petitioner, Verano Holdings Corp.

Mark Pontin

The Solicitors for the Petitioner are Fasken Martineau DuMoulin LLP, whose office address and address for delivery is 550 Burrard Street, Suite 2900, Vancouver, BC V6C 0A3 Telephone: +1 604 631 3131 Facsimile: +1 604 631 3232 E-mail: mpontin@fasken.com (Reference: Mark Pontin)

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VERANO HOLDINGS CORP.

petitioner

RE: IN THE MATTER OF SECTION 288 OF THE BUSINESS

CORPORATIONS ACT, S.B.C. 2002, C.57

AND:

IN THE MATTER OF A PROPOSED ARRANGEMENT

INVOLVING VERANO HOLDINGS CORP. AND THE

SHAREHOLDERS OF VERANO HOLDINGS CORP.

Re: Verano Holdings Corp.

PETITION TO THE COURT

WITHOUT NOTICE

The address of the registry is: 800 Smithe Street Vancouver, B.C.

The petitioner estimates that the hearing of the petition will take 20 minutes.

☐	This matter is an application for judicial review.

X	This matter is not an application for judicial review.

This proceeding is brought for the relief set out in Part 1 below, by

☐	the person(s) named as petitioner(s) in the style of proceedings above

X	Verano Holdings Corp. (the petitioner)

If you intend to respond to this Petition, you or your lawyer must

(a)	file a Response to Petition in Form 67 in the above-named registry of this Court within the time for Response to Petition described below, and

(b)	serve on the Petitioner

(i)	2 copies of the filed Response to Petition, and

(ii)	2 copies of each filed Affidavit on which you intend to rely at the hearing.

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Orders, including orders granting the relief claimed, may be made against you, without any further notice to you, if you fail to file the Response to Petition within the time for response.

Time for Response to Petition

A Response to Petition must be filed and served on the petitioner

(a)	if you were served with the petition anywhere in Canada, within 21 days after that service,

(b)	if you were served with the petition anywhere in the United States of America, within 35 days after that service,

(c)	if you were served with the petition anywhere else, within 49 days after that service, or

(d)	if the time for response has been set by Order of the Court, within that time.

(1)	The ADDRESS FOR DELIVERY is: Fasken Martineau DuMoulin LLP 2900 - 550 Burrard Street Vancouver, B.C. V6C 0A3 Fax number for delivery is: n/a E-mail address for service is: n/a
(2)

The name and office address of the Petitioner’s Solicitor is:

Mark Pontin

Fasken Martineau DuMoulin LLP

2900 - 550 Burrard Street

Vancouver, B.C. V6C 0A3

Telephone: 604 631 3131.

(Reference: 315663.00006/15283)

CLAIM OF THE PETITIONER

Part 1:ORDERS SOUGHT

1. An order (the “Interim Order”) pursuant to sections 186 and 288-297 of the Business Corporations Act (British Columbia), S.B.C., 2002, c. 57 (the “BCBCA”) and Rules 2-1, 4-4, 4-5 and 16-1 of the Supreme Court Civil Rules, in the form attached as Appendix “A” providing directions for, inter alia:

(a)	the convening and conduct by the Petitioner, Verano Holdings Corp. (the “Petitioner” or “Verano”), of a special meeting (the “Verano Meeting”) of the holders

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(b)	holders (the “Verano Shareholders”) of the issued and outstanding subordinate voting shares (the “Subordinate Voting Shares”), to be held via live webcast on October 27, 2025, commencing at 7:30 a.m. (Vancouver time), subject to any adjournment or adjournments thereof, to consider and, if thought fit, to pass, with or without amendment, a special resolution (the “Verano Arrangement Resolution”) approving an arrangement (the “Arrangement”) under section 288 of the BCBCA involving, among other things, the continuance of Verano from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States (the “Continuance”); and

(c)	the giving of notice of the Verano Meeting and the provision of materials regarding the Arrangement to the Verano Shareholders.

2.	An order (the “Final Order”) pursuant to sections 288-297 of the BCBCA, Rules 2-1, 16-1, 4-4 and 4-5 of the Supreme Court Civil Rules, and the inherent jurisdiction of the Court that, inter alia:

(a)	the Arrangement, and its terms and conditions, be approved;

(b)	the Arrangement be implemented in the manner and sequence set forth in the Plan of Arrangement, and pursuant to sections 291, 292 and 296 of the BCBCA, the Arrangement will take effect as of the Effective Time (as defined in the Plan of Arrangement);

(c)	a declaration that the terms and conditions of the Arrangement, including the exchange of shares to be effected by completion of the Arrangement, are fair and reasonable; and

(d)	that the Arrangement shall be binding on the Petitioner and the Verano Shareholders upon taking effect pursuant to section 297 of the BCBCA; and

3.	Such further and other relief as counsel may advise and this Honourable Court may deem just.

Part 2: FACTUAL BASIS

DEFINITIONS

4.	As used in this Petition, unless otherwise defined, terms beginning with capital letters have the respective meaning set out in the Notice of the Special Meeting and Management Information Circular (the “Circular”) attached as Exhibit “B” to the Affidavit of Richard Tarapchak, sworn September 22, 2025.

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THE PARTIES

Verano Holdings Corp.

5.	Verano is a British Columbia corporation, one of the U.S. cannabis industry’s leading companies based on historical revenue, geographical scope and brand performance, and is a vertically integrated, multi-state operator. In February 2021, Verano was formed as a result of a reverse takeover transaction and restructuring under the laws of British Columbia.

6.	The authorized capital of Verano consists of an unlimited number of Class A subordinate voting shares, with no par value, of which there are currently 361,815,879 shares outstanding, and an unlimited number of Class B proportionate voting, with no par value, of which there are no shares outstanding.

OVERVIEW OF THE ARRANGEMENT

7.	Verano proposes, in accordance with sections 186, 289 and 291 of the BCBCA and the Interim Order, to call, hold and conduct the Verano Meeting of the Verano Shareholders to be held via live webcast on October 27, 2025 at 7:30 a.m. (Vancouver Time).

8.	At the Verano Meeting, the Verano Shareholders shall:

(a)	consider and, if thought fit, pass, with or without amendment, the Verano Arrangement Resolution (in the form attached as Appendix A to the Circular which is attached as Exhibit “B” to the Affidavit of Richard Tarapchak) approving the Arrangement under section 288 of the BCBCA involving, among other things the continuance of Verano from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States; and

(b)	approve one or more adjournments of the Verano Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Verano Meeting to approve the Plan of Arrangement; and

(c)	transact such further or other business as may properly come before the Verano Meeting and any adjournment or postponement thereof.

9.	The purpose of the Arrangement is to complete the Continuance.

10.	Upon completion of the Arrangement, Verano will complete the Continuance and become domesticated in the State of Nevada and will continue as a corporation under the Nevada Revised Statutes, as amended (“NRS”) and in connection therewith, among other things:

(a)	the certificate of amalgamation, the Notice of Articles and Articles of Verano shall be canceled and substituted with the Articles of Domestication and Articles of Incorporation of Verano filed with the Nevada Secretary of State and the Bylaws of Verano each in the form attached to the Plan of Arrangement;

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(b)	the authorized capital of Verano will be amended to consist of 5,000,000,000 shares of common stock, par value $0.001 per share (the “Nevada Common Stock”) and 1,000,000,000 shares of preferred stock, par value 0.001 per share, by:

(i)	altering the identifying name of the unlimited Subordinate Voting Shares without par value to 5,000,000,000 authorized shares of Nevada Common Stock and deleting the special rights and restrictions attached to the Subordinate Voting Shares as set out in the Articles of Verano and attaching the special rights and restrictions as set out in the Articles of Incorporation of Verano;

(ii)	authorizing 1,000,000,000 shares of undesignated preferred stock, par value $0.001 per share; and

(iii)	removing the unlimited Class B proportionate voting shares without par value, of which no shares are outstanding, and deleting the special rights and restrictions attached to the Class B proportionate voting shares as set out in the Articles of Verano;

(c)	each issued and outstanding Subordinate Voting Share will for all purposes be exchanged to become one issued and outstanding share of Nevada Common Stock, without any action required on the part of Verano or the holders thereof;

(d)	each outstanding option of Verano will for all purposes be deemed to be adjusted pursuant to the terms of the Verano Holdings Corp. Stock and Incentive Plan to become one outstanding option to purchase an equal number of shares of the Nevada Common Stock at the same exercise price per share and otherwise on the same terms and conditions under the Verano Holdings Corp. Stock and Incentive Plan and applicable award agreement; and

(e)	each outstanding restricted stock unit of Verano will for all purposes be deemed to be adjusted pursuant to the terms of the Verano Holdings Corp. Stock and Incentive Plan to become one outstanding restricted stock unit to receive an equal number of shares of the Nevada Common Stock and otherwise with the same terms and conditions under the Verano Holdings Corp. Stock and Incentive Plan and the applicable award agreement.

BACKGROUND AND FAIRNESS OF THE ARRANGEMENT

Benefits of the Arrangement

11.	Verano’s board of directors (the “Board”) and management believe that the Arrangement is beneficial to the Verano Shareholders for, among others, the following reasons:

(a)	Verano has a much stronger business connection to the United States than to Canada or any other country. All of its business operations, executive officers, directors, customers and employees and substantially all its assets are located in the United States.

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(b)	Verano is subject to U.S. federal and state laws and regulations. Verano is subject to the federal laws of the United States and the laws of the U.S. states in which it operates, including the rules and regulations of the SEC and of state cannabis governmental authorities, including those in Nevada.

(c)	The Subordinate Voting Shares are registered with the SEC and trade in the United States on the OTCQX under the trading symbol “VRNOF”.

(d)	Verano’s financial statements and financial reporting are already prepared in accordance with U.S. Generally Accepted Accounting Principles, and not International Financial Reporting Standards.

(e)	The Arrangement is intended to enhance shareholder value over the long term primarily by increasing the acceptance of Verano in the U.S. capital markets and improving the marketability of its stock.

(i)	Investors may understand Verano’s governance documents and corporate laws to which Verano is subject better than British Columbia governance documents and corporate laws. If investors are more familiar with Nevada corporate laws versus British Columbia corporate laws, it could further increase capital raising opportunities.

(ii)	Verano believes that the shares of a U.S. corporation will be more accessible to U.S. institutional investors, allowing for more investment opportunities and capital raising if it is domiciled in the United States. Certain U.S. institutional investors and state-level investment vehicles are prohibited from investing in non-U.S. companies or are limited in the size of such investment. Although the converse can also apply with respect to certain Canadian institutional investors, Verano believes that becoming a U.S. corporation would provide greater opportunities to expand its institutional investor base, which should provide opportunities for increased value of its stock.

(iii)	If U.S. stock exchanges allow listings by U.S. based cannabis operators, being domiciled in the United States could assist Verano in listing Verano stock on a U.S. stock exchange. Verano believes listing on a U.S. stock exchange could lead to increased trading volume and increased shareholder value.

(iv)	As a U.S. corporation, Verano may be eligible for inclusion in certain leading stock indices, which could also increase demand for its shares through passive investment by certain index funds.

(v)	Being incorporated in the United States instead of a non-U.S. jurisdiction may help Verano attract and complete business transactions with U.S. domiciled companies, including acquisitions and other strategic transactions.

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(vi)	If U.S. cannabis banking laws are reformed, Verano believes that Verano will have access to additional funding sources as a U.S. corporation rather than being a Canadian corporation, which should provide opportunities for improved financing terms.

(vii)	Having Verano incorporated in the United States, instead of a non-U.S. jurisdiction, may help address and streamline regulatory matters with U.S. governmental entities and improve interactions with U.S. governmental authorities, politicians and agencies.

(viii)	Nevada has a strong, developed corporate case law and more code-based corporate governance regimes than British Columbia, which may provide more predictability and certainty in decision making for Verano and Verano shareholders.

(ix)	The favorable corporate environment afforded by Nevada, may help Verano more effectively conduct its business, including by attracting and retaining skilled, experienced personnel, and potential members of the Board. For many years Nevada has followed a policy of encouraging incorporation in Nevada and, in furtherance of that policy, has adopted, construed and implemented comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws.

(e)	Being incorporated in the U.S. may provide Verano’s shareholders and the investing community a greater comparability of Verano’s shareholder rights and corporate governance to other public companies generally.

(f)	Verano believes that the Continuance may be implemented without any material adverse tax consequences to Verano or its shareholders.

12.	The Board and management believe that the potential benefits of the change in domicile and related adoption of the Articles of Domestication, Articles of Incorporation and Bylaws of Verano outweigh the disadvantages and make the proposed Arrangement beneficial to Verano and the Verano Shareholders.

Recommendation of the Board

13.	The Board has concluded that the Arrangement is fair to the Verano Shareholders, that it is in the best interests of Verano and, as such, has authorized submission of the Arrangement to the Verano Shareholders for approval and if approved, to the Court for the Final Order.

14.	In coming to its conclusion and recommendations, the Board considered, among others, the following factors:

(a)	the purpose and benefits of the Arrangement as outlined herein;

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(b)	completion of the Arrangement requires the Court to approve the Arrangement after a hearing at which fairness of the Arrangement to Verano Shareholders will be considered;

(c)	Verano is required to pay a special departure tax under Canadian tax laws as a result of the Continuance completed as part of the Arrangement; however, management of Verano currently expects that the special departure tax will not be a material amount as a result of the Continuance; and

(d)	that the Verano Shareholders that oppose the Arrangement may, subject to compliance with certain conditions, dissent with respect to the Verano Arrangement Resolution and if the Arrangement is completed, be entitled to be paid the fair value for their Subordinate Voting Shares in accordance with section 237 to 247 of the BCBCA, the Plan of Arrangement, the Interim Order and the Final Order.

THE MEETING AND APPROVALS

15.	The Board resolved that the record date for determining the Verano Shareholders entitled to receive notice of, attend and vote at the Verano Meeting be fixed at September 25, 2025.

16.	In connection with the Verano Meeting, Verano intends to send to each of the Verano Shareholders the following materials and documentation substantially in the form attached as Exhibit “A” to the Affidavit of Richard Tarapchak, sworn September 22, 2025:

(a)	Verano Notice of Special Meeting and accompanying Circular that includes, among other things:

(i)	the Verano Arrangement Resolution;

(ii)	the Plan of Arrangement;

(iii)	a copy of the Petition and Interim Order;

(iv)	a copy of the Notice of Hearing and Petition; and

(v)	the text of Division 2 of Part 8 of the BCBCA setting out the dissent provisions of the BCBCA.

(b)	The form of proxy for registered Verano Shareholders.

(c)	The voting instruction form for beneficial Verano Shareholders.

(hereinafter, collectively referred to as the “Meeting Materials”)

17.	It is proposed that the Meeting Materials may contain such amendments thereto as the Petitioner may deem necessary or desirable, provided such amendments are not inconsistent with the terms of the Interim Order.

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18.	It is proposed that the Meeting Materials will be delivered as follows:

(a)	to registered Verano Shareholders by pre-paid ordinary mail to their registered addresses as they appear on the records of Verano at the close of business on September 25, 2025, or by email or facsimile transmission to any Verano Shareholders who identifies themselves to the satisfaction of Verano, acting through its representatives, who requests such email or facsimile transmission; and

(b)	to non-registered Verano Shareholders, by providing copies of the relevant portions of the Meeting Materials to intermediaries and registered nominees for sending to the beneficial owners.

QUORUM AND VOTING

19.	At the Verano Meeting, the Verano Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, the Verano Arrangement Resolution authorizing the Arrangement.

20.	In order to become effective, the Verano Arrangement Resolution must be approved by at least two-thirds of the votes cast by the Verano Shareholders present in person or represented by proxy at the Verano Meeting and entitled to vote at the Verano Meeting.

21.	As set out in the Articles of Verano, a quorum for the Verano Meeting is two persons who are, or who represent by proxy, Verano Shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Verano Meeting.

DISSENT RIGHTS

22.	Each of the registered Verano Shareholders shall have the right to dissent in respect of the Verano Arrangement Resolution in accordance with the provisions of Sections 237-247 of the BCBCA, as varied by the Plan of Arrangement, the Interim Order or the Final Order.

NO CREDITOR IMPACT

23.	The Arrangement does not contemplate a compromise of any debt or any debt instruments of Verano and no creditor of Verano will be materially negatively affected by the Arrangement.

U.S. SECURITIES LAW EXEMPTION

24.	Section 3(a)(10) of the United States Securities Act of 1933 (the “1933 Act”) provides an exemption from the registration requirements of the 1933 Act for the issue of securities in exchange for other outstanding securities where the terms and conditions of the issue and exchange are approved by a court of competent jurisdiction after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue such securities shall have the right to appear.

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25.	In order to ensure securities issued or made issuable to the Verano Shareholders pursuant to the Arrangement will be exempt from the registration requirements of the 1933 Act pursuant to Section 3(a)(10) of the 1933 Act, it is necessary that:

(a)	the Arrangement is subject to the approval of the Court;

(b)	the Court is advised of the intention of the parties to rely upon Section 3(a)(10) of the 1933 Act prior to the hearing at which the Final Order will be sought;

(c)	all Verano Shareholders are given adequate notice advising them of their rights to attend the hearing of the Court to approve the Arrangement and are provided with sufficient information necessary for them to exercise that right;

(d)	the Court is required to satisfy itself as to the fairness of the Arrangement to the Verano Shareholders;

(e)	the Verano Shareholders that will be issued shares have been advised that such securities have not been registered under the 1933 Act and will be issued in reliance on Section 3(a)(10) of the 1933 Act and exemptions under applicable state securities laws; and

(f)	the Final Order of the Court will expressly state that the Arrangement is approved by the Court as being fair to the Verano Shareholders.

26.	Since the completion of the Arrangement involves issuances of shares to Verano Shareholders in the United States, the Petitioner hereby gives notice to the Court of its intention to rely on Section 3(a)(10) of the 1933 Act in completing the Arrangement.

Part 3: LEGAL BASIS

27.	Pursuant to Sections 288-291 of the BCBCA, the Arrangement requires the approval of this Honourable Court to proceed.

28.	Section 291 of the BCBCA contemplates plan of arrangement approval under the BCBCA as a three-step process:

(a)	the first step is an application for the Interim Order for directions for calling a shareholders’ meeting to consider and vote on the arrangement, and the first application proceeds ex parte because of the administrative burden of serving the Verano Shareholders;

(b)	the second step is the Verano Meeting, where the Arrangement is voted upon, and must be approved by at least two-thirds of the votes cast by the Verano Shareholders, present in person or represented by proxy at the Verano Meeting and entitled to vote at the Verano Meeting; and

(c)	the third step is the application for final Court approval of the Arrangement.

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29.	The final Court approval should be granted as:

(a)	the statutory provisions will have been complied with, as amended by the terms of the Arrangement and the Interim Order;

(b)	the vote of the Verano Shareholders will be bona fide; and

(c)	the Arrangement is fair and reasonable.

Part 2: MATERIAL TO BE RELIED ON

30.	Affidavit #1 of Richard Tarapchak; and

31.	Such further materials to be advised by counsel.

Dated:	23-Sep-2025
Lawyer for Petitioner

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To be completed by the court only:

Order made

☐ in the terms requested in paragraphs .................. of Part 1 of this Petition

☐ with the following variations and additional terms:
...................................................................................................................
...................................................................................................................
................................................................................................................... .................

Date:

.........................................................................
Signature of ☐ Judge ☐ Associate Judge

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Appendix F

Notice of Articles

BRITISH
COLUMBIA

Number: BC1288621

CERTIFICATE
OF
AMALGAMATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that 1277233 B.C. LTD., incorporation number BC1277233, and VERANO HOLDINGS CORP., incorporation number C1286039 were amalgamated as one company under the name VERANO HOLDINGS CORP. on February 11, 2021 at 01:14 PM Pacific Time.

Issued under my hand at Victoria, British Columbia On February 11, 2021

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE

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BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: February 11, 2021 01:14 PM Pacific Time

Incorporation Number:
BC128862
1

NOTICE OF ARTICLES

Name of Company:

VERANO HOLDINGS CORP.

REGISTERED OFFICE INFORMATION

RECORDS OFFICE INFORMATION

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DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Archos, George P.

Mailing Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Delivery Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Last Name, First Name, Middle Name: Smullen, R. Michael

Mailing Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Delivery Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Last Name, First Name, Middle Name: Brown, Edward

Mailing Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Delivery Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Last Name, First Name, Middle Name: Nunez, Cristina

Mailing Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Delivery Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Class A subordinate voting Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Class B proportionate voting Shares	Without Par Value With Special Rights or

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Incorporation Number	BC1288621
Translation of Name (if any)

PROVINCE OF BRITISH COLUMBIA

BUSINESS CORPORATIONS ACT

ARTICLES

OF

VERANO HOLDINGS CORP.

Fasken Martineau DuMoulin LLP

Barristers & Solicitors

Canada

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PROVINCE OF BRITISH COLUMBIA

BUSINESS CORPORATIONS ACT

ARTICLES

OF

VERANO HOLDINGS CORP.

(the “Company”)

Incorporation Number BC1288621

Translation of Name (if any) ____________________________

PART 1

INTERPRETATION

1.1 Definitions. Without limiting Article 1.2, in these articles, unless the context requires otherwise:

“adjourned meeting” means the meeting to which a meeting is adjourned under Articles 11.8 or 11.12;

“board”, “board of directors” and “directors” mean the directors or sole director of the Company for the time being and include a committee or other delegate, direct or indirect, of the directors or director;

“Business Corporations Act” means the Business Corporations Act, S.B.C. 2002, c.57 as amended, restated or replaced from time to time, and includes its regulations;

“Interpretation Act” means the Interpretation Act, R.S.B.C. 1996, c. 238;

“legal personal representative” means the personal or other legal representative of the shareholder; and

“seal” means the seal of the Company, if any.

1.2 Business Corporations Act Definitions Apply. The definitions in the Business Corporations Act apply to these articles.

1.3 Interpretation Act Applies. The Interpretation Act applies to the interpretation of these articles as if these articles were an enactment.

1.4 Conflict in Definitions. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these articles.

1.5 Conflict Between Articles and Legislation. If there is a conflict between these articles and the Business Corporations Act, the Business Corporations Act will prevail.

PART 2

SHARES AND SHARE CERTIFICATES

2.1 Authorized Share Structure. The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2 Form of Share Certificate. Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3 Right to Share Certificate or Acknowledgement. Each shareholder is entitled, without charge, to:

(a)	one certificate representing the share or shares of each class or series of shares registered in the shareholder’s name; or

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(b)	a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgement and delivery of a share certificate or acknowledgment for a share to one of several joint shareholders or to one of the shareholder’s duly authorized agents will be sufficient delivery to all. The Company may refuse to register more than three persons as joint holders of a share.

2.4 Sending of Share Certificate. Any share certificate or non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate to which a shareholder is entitled may be sent to the shareholder by mail at the shareholder’s registered address, and neither the Company nor any agent is liable for any loss to the shareholder because the share certificate or acknowledgment sent is lost in the mail or stolen.

2.5 Replacement of Worn Out or Defaced Certificate. If the board of directors, or any officer or agent designated by the board of directors, is satisfied that a share certificate is worn out or defaced, they must, on production to them of the certificate and on such other terms, if any, as they think fit:

(a)	order the certificate to be cancelled; and

(b)	issue a replacement share certificate.

2.6 Replacement of Lost, Stolen or Destroyed Certificate. If a share certificate is lost, stolen or destroyed, a replacement share certificate must be issued to the person entitled to that certificate if the board of directors, or any officer or agent designated by the directors, receives:

(a)	proof satisfactory to them that the certificate is lost, stolen or destroyed; and

(b)	any indemnity the board of directors, or any officer or agent designated by the directors, considers adequate.

2.7 Splitting Share Certificates. If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Company must cancel the surrendered certificate and issue replacement share certificates in accordance with that request. The Company may refuse to issue a certificate with respect to a fraction of a share.

2.8 Certificate Fee. There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9 Recognition of Trusts. Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

PART 3

ISSUE OF SHARES

3.1 Directors Authorized to Issue Shares. Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the directors may issue, allot, sell or otherwise dispose of the unissued shares, and previously issued shares that are subject to reissuance or held by the Company, whether with par value or without par value, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares may be issued) that the directors, in their absolute discretion, may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2 Commissions and Discounts. The directors may, at any time, authorize the Company to pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3 Brokerage. The directors may authorize the Company to pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

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3.4 Conditions of Issue. Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(a)	consideration is provided to the Company for the issue of the share by one or more of the following:

(i)	past services performed for the Company;

(ii)	property; or

(iii)	money; and

(b)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5 Warrants, Options and Rights. Subject to the Business Corporations Act, the Company may issue warrants, options and rights upon such terms and conditions as the directors determine, which warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

3.6 Fractional Shares. A person holding a fractional share does not have, in relation to the fractional share, the rights of a shareholder in proportion to the fraction of the share held.

PART 4

SHARE REGISTERS

4.1 Central Securities Register. As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register.

4.2 Branch Registers. In addition to the central securities register, the Company may maintain branch securities registers.

4.3 Appointment of Agents. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register and any branch securities registers. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.4 Closing Register. The Company must not at any time close its central securities register.

PART 5

SHARE TRANSFERS

5.1 Recording or Registering Transfer. Except to the extent that the Business Corporations Act otherwise provides, a transfer of a share of the Company must not be recorded or registered unless:

(a)	a duly signed instrument of transfer in respect of the share has been received by the Company;

(b)	if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(c)	if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company.

5.2 Form of Instrument of Transfer. The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.3 Transferor Remains Shareholder. Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

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5.4 Signing of Instrument of Transfer. If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer, or, if no number is specified, all the shares represented by share certificates deposited with the instrument of transfer:

(a)	in the name of the person named as transferee in that instrument of transfer; or

(b)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the share certificate is deposited for the purpose of having the transfer registered.

5.5 Enquiry as to Title Not Required. Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6 Transfer Fee. There must be paid to the Company, in relation to the registration of any transfer, the amount determined by the directors.

PART 6

TRANSMISSION OF SHARES

6.1 Legal Personal Representative Recognized on Death. In the case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2 Rights of Legal Personal Representative. The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

PART 7

PURCHASE OF SHARES

7.1 Company Authorized to Purchase Shares. Subject to the special rights and restrictions attached to any class or series of shares and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and on the terms specified in such resolution.

7.2 Purchase When Insolvent. The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(a)	the Company is insolvent; or

(b)	making the payment or providing the consideration would render the Company insolvent.

7.3 Sale and Voting of Purchased Shares. If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(a)	is not entitled to vote the share at a meeting of its shareholders;

(b)	must not pay a dividend in respect of the share; and

(c)	must not make any other distribution in respect of the share.

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PART 8

BORROWING POWERS

8.1 Powers of Directors. The Company, if authorized by the directors, may from time to time:

(a)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;

(b)	issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person;

(c)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(d)	mortgage or charge, whether by way of specific or floating charge, or give other security on the whole or any part of the present and future undertaking of the Company.

8.2 Terms of Debt Instruments. Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges on the redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of directors or otherwise, and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder, all as the directors may determine.

8.3 Delegation by Directors. For greater certainty, the powers of the directors under this Part 8 may be exercised by a committee or other delegate, direct or indirect, of the board authorized to exercise such powers.

PART 9

ALTERATIONS

9.1 Alteration of Authorized Share Structure. Subject to Article 9.2 and the Business Corporations Act, the Company may by resolution of the board of directors:

(a)	create one or more classes or series of shares or, if none of the shares of a class or series of shares is allotted or issued, eliminate that class or series of shares;

(b)	increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)	subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d)	if the Company is authorized to issue shares of a class of shares with par value:

(i)	decrease the par value of those shares; or

(ii)	if none of the shares of that class of shares is allotted or issued, increase the par value of those shares;

(e)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(f)	alter the identifying name of any of its shares; or

(g)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2 Special Rights and Restrictions. Subject to the Business Corporations Act, the Company may by ordinary resolution:

(a)	create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

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(b)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

9.3 Change of Name. The Company may by resolution of the board of directors authorize an alteration of its Notice of Articles in order to change its name or adopt or change any translation of that name.

9.4 Alterations to Articles. If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

9.5 Alterations to Notice of Articles. If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter its Notice of Articles.

PART 10

MEETINGS OF SHAREHOLDERS

10.1 Annual General Meetings. Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold an annual general meeting, for the first time, not more than 18 months after the date on which it was recognized, and after its first annual reference date, at least once in each calendar year and not more than 15 months after the annual reference date for the preceding calendar year at such date, time and location as may be determined by the directors.

10.2 Resolution Instead of Annual General Meeting. If all of the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3 Calling of Shareholder Meetings. The directors may, whenever they think fit, call a meeting of shareholders.

10.4 Location of Shareholder Meetings. The directors may, by director’s resolution, approve a location outside of British Columbia for the holding of a meeting of shareholders.

10.5 Notice for Meetings of Shareholders. The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(a)	if and for so long as the Company is a public company, 21 days; and

(b)	otherwise, 10 days.

10.6 Record Date for Notice. The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a)	if and for so long as the Company is a public company, 21 days; and

(b)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7 Record Date for Voting. The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

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10.8 Failure to Give Notice and Waiver of Notice. The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to receive notice does not invalidate any proceedings at that meeting. Any person entitled to receive notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.9 Notice of Special Business at Meetings of Shareholders. If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(a)	state the general nature of the special business; and

(b)	if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by the shareholders:

(i)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(ii)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

PART 11

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1 Special Business. At a meeting of shareholders, the following business is special business:

(a)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b)	at an annual general meeting, all business is special business except for the following:

(i)	business relating to the conduct of, or voting at, the meeting;

(ii)	consideration of any financial statements of the Company presented to the meeting;

(iii)	consideration of any reports of the directors or auditor;

(iv)	the setting or changing of the number of directors;

(v)	the election or appointment of directors;

(vi)	the appointment of an auditor;

(vii)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution; and

(viii)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2 Special Majority. The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3 Quorum. Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting.

11.4 One Shareholder May Constitute Quorum. If there is only one shareholder entitled to vote at a meeting of shareholders:

(a)	the quorum is one person who is, or who represents by proxy, that shareholder; and

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(b)	that shareholder, present in person or by proxy, may constitute the meeting.

11.5 Meetings by Telephone or Other Communications Medium. A shareholder or proxy holder who is entitled to participate in, including vote at, a meeting of shareholders may participate in person or by telephone or other communications medium if all shareholders and proxy holders participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A shareholder who participates in a meeting in a manner contemplated by this Article 11.5 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner. Nothing in this Article 11.5 obligates the Company to take any action or provide any facility to permit or facilitate the use of any communications medium at a meeting of shareholders.

11.6 Other Persons May Attend. The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum, and is not entitled to vote at the meeting, unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.7 Requirement of Quorum. No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting.

11.8 Lack of Quorum. If, within fifteen minutes from the time set for the holding of a meeting of shareholders, a quorum is not present:

(a)	in the case of a general meeting convened by requisition of shareholders, the meeting is dissolved; and

(b)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place, or at such other date, time or location as the chair specifies on the adjournment.

11.9 Lack of Quorum at Succeeding Meeting. If, at the meeting to which the first meeting referred to in Article 11.8(b) was adjourned, a quorum is not present within fifteen minutes from the time set for the holding of the meeting the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.10 Chair. The chair of the board, if any, is entitled to preside as chair at a meeting of shareholders.

11.11 Selection of Alternate Chair. If, at any meeting of shareholders, there is no chair of the board present within 15 minutes after the time set for holding the meeting, or if the chair of the board is unwilling to act as chair of the meeting, or if the chair of the board has advised the secretary, if any, or any director present at the meeting, that the chair will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.12 Adjournments. The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.13 Notice of Adjourned Meeting. It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.14 Decisions by Show of Hands or Poll. Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.15 Declaration of Result. The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.14, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

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11.16 Motion Need Not Be Seconded. No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.17 Casting Vote. In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.18 Manner of Taking a Poll. Subject to Article 11.19, if a poll is duly demanded at a meeting of shareholders:

(a)	the poll must be taken:

(i)	at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(ii)	in the manner, at the time and at the place that the chair of the meeting directs;

(b)	the result of the poll is deemed to be a resolution of and passed at the meeting at which the poll is demanded; and

(c)	the demand for the poll may be withdrawn by the person who demanded it.

11.19 Demand for a Poll on Adjournment. A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.20 Chair Must Resolve Dispute. In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.21 Casting of Votes. On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.22 Demand for Poll. No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.23 Demand for a Poll Not to Prevent Continuation of Meeting. The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.24 Retention of Ballots and Proxies. The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during statutory business hours by any shareholder or proxy holder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

PART 12

VOTES OF SHAREHOLDERS

12.1 Number of Votes by Shareholder or by Shares. Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint registered holders of shares under Article 12.3:

(a)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote at the meeting has one vote, and

(b)	on a poll, every shareholder entitled to vote at the meeting has one vote in respect of each share held by that shareholder and may exercise that vote either in person or by proxy.

12.2 Votes of Persons in Representative Capacity. A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is the legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3 Votes by Joint Shareholders. If there are joint shareholders registered in respect of any share:

(a)	any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

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(b)	if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4 Legal Personal Representatives as Joint Shareholders. Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5 Representative of a Corporate Shareholder. If a corporation that is not a subsidiary of the Company is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(a)	for that purpose, the instrument appointing a representative must:

(i)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies or, if no number is specified, two days before the day set for the holding of the meeting; or

(ii)	be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting; and

(b)	if a representative is appointed under this Article 12.5:

(i)	the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(ii)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6 Proxy Provisions Do Not Apply to All Companies. If and for so long as the Company is a public company, Articles 12.7 to 12.15 apply to the Company only insofar as they are not inconsistent with any securities legislation of any province or territory of Canada applicable to the Company.

12.7 Appointment of Proxy Holder. Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8 Alternate Proxy Holders. A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9 When Proxy Holder Need Not Be Shareholder. A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(a)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(b)	the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting;

(c)	the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting; or

(d)	the Company is a public company.

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12.10 Deposit of Proxy. A proxy for a meeting of shareholders must:

(a)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)	unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11 Validity of Proxy Vote. A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(a)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)	by the chair of the meeting, before the vote is taken.

12.12 Form of Proxy. A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[Name of Company]

(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the shareholder): ____________________

Signed this _____ day of                    , _________ .

____________________________

Signature of shareholder

____________________________

Name of shareholder—printed

12.13 Revocation of Proxy. Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(a)	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)	provided, at the meeting, to the chair of the meeting.

12.14 Revocation of Proxy Must Be Signed. An instrument referred to in Article 12.13 must be signed as follows:

(a)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy; or

(b)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15 Production of Evidence of Authority to Vote. The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

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PART 13

DIRECTORS

13.1 Number of Directors. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(a)	if the Company is a public company, the greater of three and the most recently set of:

(i)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(ii)	the number of directors set under Article 14.4;

(b)	if the Company is not a public company, the most recently set of:

(i)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(ii)	the number of directors set under Article 14.4.

13.2 Change in Number of Directors. If the number of directors is set under Articles 13.1(a)(i) or 13.1(b)(i):

(a)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(b)	if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3 Directors’ Acts Valid Despite Vacancy. An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4 Qualifications of Directors. A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5 Remuneration of Directors. The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6 Reimbursement of Expenses of Directors. The Company must reimburse each director for the reasonable expenses that he or she may incur in his or her capacity as director in and about the business of the Company.

13.7 Special Remuneration for Directors. If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8 Gratuity, Pension or Allowance on Retirement of Director. Unless otherwise determined by ordinary resolution, the directors may authorize the Company to pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

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PART 14

ELECTION AND REMOVAL OF DIRECTORS

14.1 Election at Annual General Meeting. At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(a)	the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(b)	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or re-appointment.

14.2 Consent to be a Director. No election, appointment or designation of an individual as a director is valid unless:

(a)	that individual consents to be a director in the manner provided for in the Business Corporations Act; or

(b)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director.

14.3 Failure to Elect or Appoint Directors. If:

(a)	the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(b)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(c)	the date on which his or her successor is elected or appointed; and

(d)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4 Places of Retiring Directors Not Filled. If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5 Directors May Fill Casual Vacancies. Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6 Remaining Directors Power to Act. The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7 Shareholders May Fill Vacancies. If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8 Additional Directors. Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(a)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(b)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

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Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(a), but is eligible for re-election or re-appointment.

14.9 Ceasing to be a Director. A director ceases to be a director when:

(a)	the term of office of the director expires;

(b)	the director dies;

(c)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(d)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10 Removal of Director by Shareholders. The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11 Removal of Director by Directors. The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

PART 15

POWERS AND DUTIES OF DIRECTORS

15.1 Powers of Management. The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

15.2 Appointment of Attorney of Company. The directors exclusively may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

PART 16

DISCLOSURE OF INTEREST OF DIRECTORS

16.1 Obligation to Account for Profits. A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

16.2 Restrictions on Voting by Reason of Interest. A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

16.3 Interested Director Counted in Quorum. A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

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16.4 Disclosure of Conflict of Interest or Property. A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

16.5 Director Holding Other Office in the Company. A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

16.6 No Disqualification. No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

16.7 Professional Services by Director or Officer. Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

16.8 Director or Officer in Other Corporations. A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

PART 17

PROCEEDINGS OF DIRECTORS

17.1 Meetings of Directors. The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the board held at regular intervals may be held at the place, at the time and on the notice, if any, that the board may by resolution from time to time determine.

17.2 Voting at Meetings. Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

17.3 Chair of Meetings. Meetings of directors are to be chaired by:

(a)	the chair of the board, if any;

(b)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(c)	any other director chosen by the directors if:

(i)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(ii)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(iii)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

17.4 Meetings by Telephone or Other Communications Medium. A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone or other communications medium if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

17.5 Calling of Meetings. A director may, and the secretary or an assistant secretary, if any, on the request of a director must, call a meeting of the directors at any time.

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17.6 Notice of Meetings. Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 23.1 or orally or by telephone.

17.7 When Notice Not Required. It is not necessary to give notice of a meeting of the directors to a director if:

(a)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed or is the meeting of the directors at which that director is appointed; or

(b)	the director has waived notice of the meeting.

17.8 Meeting Valid Despite Failure to Give Notice. The accidental omission to give notice of any meeting of directors to any director, or the non-receipt of any notice by any director, does not invalidate any proceedings at that meeting.

17.9 Waiver of Notice of Meetings. Any director may file with the Company a document signed by the director waiving notice of any past, present or future meeting of the directors and may at any time withdraw that waiver with respect to meetings of the directors held after that withdrawal. After sending a waiver with respect to all future meetings of the directors, and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director.

17.10 Quorum. The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of the directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

17.11 Validity of Acts Where Appointment Defective. Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

17.12 Consent Resolutions in Writing. A resolution of the directors or of any committee of the directors consented to in writing by all of the directors entitled to vote on it, whether by signed document, fax, email or any other method of transmitting legibly recorded messages, is as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors duly called and held. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or, if no date is stated in the resolution, on the latest date stated on any counterpart. A resolution of the directors or of any committee of the directors passed in accordance with this Article 17.12 is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

PART 18

EXECUTIVE AND OTHER COMMITTEES

18.1 Appointment and Powers of Executive Committee. The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

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18.2 Appointment and Powers of Other Committees. The directors may, by resolution,

(a)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(b)	delegate to a committee appointed under paragraph (a) any of the directors’ powers, except:

(i)	the power to fill vacancies in the board of directors;

(ii)	the power to remove a director;

(iii)	the power to change the membership of, or fill vacancies in, any committee of the board, and

(iv)	the power to appoint or remove officers appointed by the board; and

(c)	make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution.

18.3 Obligations of Committee. Any committee appointed under Articles 18.1 or 18.2, in the exercise of the powers delegated to it, must

(a)	conform to any rules that may from time to time be imposed on it by the directors; and

(b)	report every act or thing done in exercise of those powers as the directors may require.

18.4 Powers of Board. The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 18.2:

(a)	revoke or alter the authority given to a committee, or override a decision made by a committee, except as to acts done before such revocation, alteration or overriding;

(b)	terminate the appointment of, or change the membership of, a committee; and

(c)	fill vacancies on a committee.

18.5 Committee Meetings. Subject to Article 18.3(a) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 18.1 or 18.2:

(a)	the committee may meet and adjourn as it thinks proper;

(b)	the committee may elect a chair of its meetings but, if no chair of the meeting is elected, or if at any meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(c)	a majority of the members of a directors’ committee constitutes a quorum of the committee; and

(d)	questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting has no second or casting vote.

PART 19

OFFICERS

19.1 Appointment of Officers. The directors may, from time to time, appoint such officers, if any, as the directors determine, and the directors may, at any time, terminate any such appointment.

19.2 Functions, Duties and Powers of Officers. The directors may, for each officer:

(a)	determine the functions and duties of the officer;

(b)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(c)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

19.3 Qualifications. No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any officer need not be a director.

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19.4 Remuneration. All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

PART 20

INDEMNIFICATION

20.1 Definitions. In this Part 20:

(a)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(b)	“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director of the Company or an affiliate of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director of the Company or an affiliate of the Company:

(i)	is or may be joined as a party; or

(ii)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(c)	“expenses” has the meaning set out in the Business Corporations Act.

20.2 Mandatory Indemnification of Directors and Former Directors. Subject to the Business Corporations Act, the Company must indemnify and advance expenses of a director or former director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.2.

20.3 Indemnification of Other Persons. Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

20.4 Non-Compliance with Business Corporations Act. The failure of a director or former director of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

20.5 Company May Purchase Insurance. The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(a)	is or was a director, officer, employee or agent of the Company;

(b)	is or was a director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(c)	at the request of the Company, is or was a director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(d)	at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, officer, employee or agent or person who holds or held such equivalent position.

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PART 21

DIVIDENDS

21.1 Payment of Dividends Subject to Special Rights. The provisions of this Part 21 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

21.2 Declaration of Dividends. Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

21.3 No Notice Required. The directors need not give notice to any shareholder of any declaration under Article 21.2.

21.4 Record Date. The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

21.5 Manner of Paying Dividend. A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of paid up shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

21.6 Settlement of Difficulties. If any difficulty arises in regard to a distribution under Article 21.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(a)	set the value for distribution of specific assets;

(b)	determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(c)	vest any such specific assets in trustees for the persons entitled to the dividend.

21.7 When Dividend Payable. Any dividend may be made payable on such date as is fixed by the directors.

21.8 Dividends to be Paid in Accordance with Number of Shares. All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

21.9 Receipt by Joint Shareholders. If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

21.10 Dividend Bears No Interest. No dividend bears interest against the Company.

21.11 Fractional Dividends. If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

21.12 Payment of Dividends. Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

21.13 Capitalization of Surplus. Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

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PART 22

DOCUMENTS, RECORDS AND REPORTS

22.1 Recording of Financial Affairs. The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the provisions of the Business Corporations Act.

22.2 Inspection of Accounting Records. Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

22.3 Remuneration of Auditors. The remuneration of the auditors, if any, shall be set by the directors regardless of whether the auditor is appointed by the shareholders, by the directors or otherwise. For greater certainty, the directors may delegate to the audit committee or other committee the power to set the remuneration of the auditors.

PART 23

NOTICES

23.1 Method of Giving Notice. Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(a)	mail addressed to the person at the applicable address for that person as follows:

(i)	for a record mailed to a shareholder, the shareholder’s registered address;

(ii)	for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(iii)	in any other case, the mailing address of the intended recipient;

(b)	delivery at the applicable address for that person as follows, addressed to the person:

(i)	for a record delivered to a shareholder, the shareholder’s registered address;

(ii)	for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(iii)	in any other case, the delivery address of the intended recipient;

(c)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d)	sending the record, or a reference providing the intended recipient with immediate access to the record, by electronic communication to an address provided by the intended recipient for the sending of that record or records of that class;

(e)	sending the record by any method of transmitting legibly recorded messages, including without limitation by digital medium, magnetic medium, optical medium, mechanical reproduction or graphic imaging, to an address provided by the intended recipient for the sending of that record or records of that class; or

(f)	physical delivery to the intended recipient.

23.2 Deemed Receipt. A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. Any demand, notice or other communication given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by electronic communication, on the day of transmittal thereof if given during statutory business hours on the day which statutory business hours next occur if not given during such hours on any day.

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23.3 Certificate of Sending. A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 23.1, prepaid and mailed or otherwise sent as permitted by Article 23.1 is conclusive evidence of that fact.

23.4 Notice to Joint Shareholders. A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

23.5 Notice to Trustees. A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a)	mailing the record, addressed to them:

(i)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(ii)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(b)	if an address referred to in paragraph (a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

PART 24

SEAL

24.1 Who May Attest Seal. Except as provided in Articles 24.2 and 24.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signature or signatures of:

(a)	any two directors;

(b)	any officer, together with any director;

(c)	if the Company only has one director, that director; or

(d)	any one or more directors or officers or persons as may be determined by resolution of the directors.

24.2 Sealing Copies. For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 24.1, the impression of the seal may be attested by the signature of any director or officer.

24.3 Mechanical Reproduction of Seal. The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

PART 25

PROHIBITIONS

25.1 Definitions. In this Part 25:

(a)	“designated security” means:

(i)	a voting security of the Company;

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(ii)	a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(iii)	a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

(b)	“security” has the meaning assigned in the Securities Act (British Columbia);

(c)	“voting security” means a security of the Company that:

(i)	is not a debt security, and

(ii)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

25.2 Application. Article 25.3 does not apply to the Company if and for so long as it is a public company.

25.3 Consent Required for Transfer of Shares or Designated Securities. No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

PART 26

SPECIAL RIGHTS AND RESTRICTIONS ATTACHED TO

SUBORDINATE VOTING SHARES

26.1 Voting. The holders of Class A subordinate voting shares (“Subordinate Voting Shares”) shall be entitled to receive notice of and to attend and vote at all meetings of shareholders of the Company except a meeting at which only the holders of another class or series of shares are entitled to vote. Each Subordinate Voting Share shall entitle the holder thereof to one vote at each such meeting.

26.2 Alteration to Rights of Subordinate Voting Shares. So long as any Subordinate Voting Shares remain outstanding, the Company will not, without the consent of the holders of Subordinate Voting Shares expressed by separate special resolution, alter or amend these Articles if the result of such alteration or amendment would:

(a)	prejudice or interfere with any right or special right attached to the Subordinate Voting Shares; or

(b)	affect the rights or special rights of the holders of Subordinate Voting Shares or Proportionate Voting Shares on a per share basis as provided for herein.

26.3 Dividends.

(a)	The holders of Subordinate Voting Shares shall be entitled to receive such dividends payable in cash or property of the Company as may be declared thereon by the directors from time to time. The directors may not declare a dividend payable in cash or property on the Subordinate Voting Shares unless the directors simultaneously declare a dividend payable in cash or property on the Proportionate Voting Shares, in an amount per Proportionate Voting Share equal to the amount of the dividend declared per Subordinate Voting Share, multiplied by 100.

(b)	The directors may declare a stock dividend payable in Subordinate Voting Shares on the Subordinate Voting Shares, but only if the directors simultaneously declare a stock dividend payable in:

(i)	Proportionate Voting Shares on the Proportionate Voting Shares, in a number of shares per Proportionate Voting Share equal to the number of Subordinate Voting Shares declared as a dividend per Subordinate Voting Share; or

(ii)	Subordinate Voting Shares on the Proportionate Voting Shares, in a number of shares per Proportionate Voting Share (or a fraction thereof) equal to number of Subordinate Voting Shares declared as a dividend per Subordinate Voting Share, multiplied by 100.

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(c)	The directors may declare a stock dividend payable in Proportionate Voting Shares on the Subordinate Voting Shares, but only if the directors simultaneously declare a stock dividend payable in Proportionate Voting Shares on the Proportionate Voting Shares, in a number of shares per Proportionate Voting Share equal to the number of Proportionate Voting Shares declared as a dividend per Subordinate Voting Share, multiplied by 100.

(d)	Holders of fractional Subordinate Voting Shares shall be entitled to receive any dividend declared on the Subordinate Voting Shares in an amount equal to the dividend per Subordinate Voting Share multiplied by the fraction thereof held by such holder.

26.4 Liquidation Rights. In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company to its shareholders for the purposes of winding up its affairs, the holders of the Subordinate Voting Shares shall be entitled to participate pari passu with the holders of Proportionate Voting Shares, with the amount of such distribution per Subordinate Voting Share equal to the amount of such distribution per Proportionate Voting Share divided by 100; and each fraction of a Subordinate Voting Share will be entitled to the amount calculated by multiplying such fraction by the amount payable per whole Subordinate Voting Share.Subdivision or Consolidation. The Subordinate Voting Shares shall not be consolidated or subdivided unless the Proportionate Voting Shares are simultaneously consolidated or subdivided utilizing the same divisor or multiplier.

26.6 Conversion of the Shares Upon An Offer.

(a)	In the event that an offer is made to purchase Proportionate Voting Shares, and such offer is:

(i)	required, pursuant to applicable securities legislation or the rules of any stock exchange on which: (i) the Proportionate Voting Shares; or (ii) the Subordinate Voting Shares which may be obtained upon conversion of the Proportionate Voting Shares; may then be listed, to be made to all or substantially all of the holders of Proportionate Voting Shares in a province or territory of Canada to which the requirement applies (such offer to purchase, an “Offer”); and

(ii)	not made to the holders of Subordinate Voting Shares for consideration per Subordinate Voting Share equal to or greater than 1/100th (0.01) of the consideration offered per Proportionate Voting Share;

each Subordinate Voting Share shall become convertible at the option of the holder into Proportionate Voting Shares on the basis of one hundred (100) Subordinate Voting Shares for one (1) Proportionate Voting Share, at any time while the Offer is in effect until one day after the time prescribed by applicable securities legislation or stock exchange rules for the offeror to take up and pay for such shares as are to be acquired pursuant to the Offer (the “Subordinate Voting Share Conversion Right”). For avoidance of doubt, fractions of Proportionate Voting Shares may be issued in respect of any amount of Subordinate Voting Shares in respect of which the Subordinate Voting Share Conversion Right is exercised which is less than 100.

(b)	The Subordinate Voting Share Conversion Right may only be exercised for the purpose of depositing the Proportionate Voting Shares acquired upon conversion under such Offer, and for no other reason. If the Subordinate Voting Share Conversion Right is exercised, the Company shall procure that the transfer agent for the Subordinate Voting Shares shall deposit under such Offer the Proportionate Voting Shares acquired upon conversion, on behalf of the holder.

(c)	To exercise the Subordinate Voting Share Conversion Right, a holder of Subordinate Voting Shares or its, his or her attorney, duly authorized in writing, shall:

(i)	give written notice of exercise of the Subordinate Voting Share Conversion Right to the transfer agent for the Subordinate Voting Shares, and of the number of Subordinate Voting Shares in respect of which the Subordinate Voting Share Conversion Right is being exercised;

(ii)	deliver to the transfer agent for the Subordinate Voting Shares any share certificate(s) or direct registration statement(s) representing the Subordinate Voting Shares in respect of which the Subordinate Voting Share Conversion Right is being exercised; and

(iii)	pay any applicable stamp tax or similar duty on or in respect of such conversion.

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(d)	No certificates or direct registration statements representing Proportionate Voting Shares acquired upon exercise of the Subordinate Voting Share Conversion Right will be delivered to the holders of Subordinate Voting Shares. If Proportionate Voting Shares issued upon such conversion and deposited under such Offer are withdrawn by such holder, or such Offer is abandoned, withdrawn or terminated by the offeror, or such Offer expires without the offeror taking up and paying for such Proportionate Voting Shares, such Proportionate Voting Shares and any fractions thereof issued shall automatically, without further action on the part of the holder thereof, be reconverted into Subordinate Voting Shares on the basis of one (1) Proportionate Voting Share for one hundred (100) Subordinate Voting Shares, and the Company will procure that the transfer agent for the Subordinate Voting Shares shall send to such holder a direct registration statement(s) or certificate(s) representing the Subordinate Voting Shares acquired upon such reconversion. If the offeror under such Offer takes up and pays for the Proportionate Voting Shares acquired upon exercise of the Subordinate Voting Share Conversion Right, the Company shall procure that the transfer agent for the Subordinate Voting Shares shall deliver to the holders of such Proportionate Voting Shares the consideration paid for such Proportionate Voting Shares by such Offeror.

26.7 Voluntary Conversion of Subordinate Voting Shares.

Subject to approval by the board of directors of the Company, each Subordinate Voting Share may be converted at the option of the holder into such number of Proportionate Voting Shares as is determined by dividing the number of Subordinate Voting Shares being converted by one hundred (100), provided the directors have approved such conversion.

Before any holder of Subordinate Voting Shares shall convert Subordinate Voting Shares into Proportionate Voting Shares in accordance with this Article 26.7, the holder shall surrender the certificate(s) or direct registration statement(s), if any, representing the Subordinate Voting Shares to be converted at the head office of the Company, or the office of any transfer agent for the Subordinate Voting Shares, and shall give written notice to the Company at its head office of his or her election to convert such Subordinate Voting Shares and shall state therein the name or names in which the certificate(s) or direct registration statement(s) representing the Proportionate Voting Shares are to be issued (a “Subordinate Voting Shares Conversion Notice”). Provided that such conversion has been approved by the directors, the Company shall (or shall cause its transfer agent to) as soon as practicable thereafter, issue to such holder or his or her nominee, a certificate or certificates or direct registration statement(s) representing the number of Proportionate Voting Shares to which such holder is entitled upon conversion. Provided that such conversion has been approved by the directors, such conversion shall be deemed to have taken place immediately prior to the close of business on the day on which the certificate(s) or direct registration statement(s) representing the Subordinate Voting Shares to be converted is surrendered and the Subordinate Voting Shares Conversion Notice is delivered, and the person or persons entitled to receive the Proportionate Voting Shares issuable upon such conversion shall be treated for all purposes as the holder or holders of record of such Proportionate Voting Shares as of such date.

PART 27

SPECIAL RIGHTS AND RESTRICTIONS ATTACHED TO

PROPORTIONATE VOTING SHARES

27.1 Voting. The holders of Class B proportionate voting shares (“Proportionate Voting Shares”) shall be entitled to receive notice of and to attend and vote at all meetings of shareholders of the Company except a meeting at which only the holders of another class or series of shares is entitled to vote. Subject to Article 27.2, each Proportionate Voting Share shall entitle the holder to 100 votes and each fraction of a Proportionate Voting Share shall entitle the holder to the number of votes calculated by multiplying the fraction by 100 and rounding the product down to the nearest whole number, at each such meeting.

27.2 Alteration to Rights of Proportionate Voting Shares.

(a)	So long as any Proportionate Voting Shares remain outstanding, the Company will not, without the consent of the holders of Proportionate Voting Shares expressed by separate special resolution alter or amend these Articles if the result of such alteration or amendment would:

(i)	prejudice or interfere with any right or special right attached to the Proportionate Voting Shares; or

(ii)	affect the rights or special rights of the holders of Subordinate Voting Shares or Proportionate Voting Shares on a per share basis as provided for herein.

(b)	At any meeting of holders of Proportionate Voting Shares called to consider such a separate special resolution, each whole Proportionate Voting Share shall entitle the holder to one (1) vote.

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27.3 Dividends.

(a)	The holders of Proportionate Voting Shares shall be entitled to receive such dividends payable in cash or property of the Company as may be declared by the directors from time to time. The directors may not declare a dividend payable in cash or property on the Proportionate Voting Shares unless the directors simultaneously declare a dividend payable in cash or property on the Subordinate Voting Shares, in an amount equal to the amount of the dividend declared per Proportionate Voting Share divided by 100.

(b)	The directors may declare a stock dividend payable in Proportionate Voting Shares on the Proportionate Voting Shares, but only if the directors simultaneously declare a stock dividend payable in:

(i)	Proportionate Voting Shares on the Subordinate Voting Shares, in a number of shares per Subordinate Voting Share equal to the number of Proportionate Voting Shares declared as a dividend per Proportionate Voting Share, divided by 100; or

(ii)	Subordinate Voting Shares on the Subordinate Voting Shares, in a number of shares per Subordinate Voting Share equal to the number of Proportionate Voting Shares declared as a dividend per Proportionate Voting Share.

(c)	The directors may declare a stock dividend payable in Subordinate Voting Shares on the Proportionate Voting Shares, but only if the directors simultaneously declare a stock dividend payable in Subordinate Voting Shares on the Subordinate Voting Shares, in a number of shares per Subordinate Voting Share equal to the number of Subordinate Voting Shares declared as a dividend per Proportionate Voting Share, divided by 100.

(d)	Holders of fractional Proportionate Voting Shares shall be entitled to receive any dividend declared on the Proportionate Voting Shares, in an amount equal to the dividend per Proportionate Voting Share multiplied by the fraction thereof held by such holder.

27.4 Liquidation Rights. In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company to its shareholders for the purpose of winding up its affairs, the holders of the Proportionate Voting Shares shall be entitled to participate pari passu with the holders of Subordinate Voting Shares, with the amount of such distribution per Proportionate Voting Share equal to the amount of such distribution per Subordinate Voting Share multiplied by 100; and each fraction of a Proportionate Voting Share will be entitled to the amount calculated by multiplying the fraction by the amount payable per whole Proportionate Voting Share.

27.5 Subdivision or Consolidation. The Proportionate Voting Shares shall not be consolidated or subdivided unless the Subordinate Voting Shares are simultaneously consolidated or subdivided utilizing the same divisor or multiplier.

27.6 Voluntary Conversion. Subject the Conversion Limitation set forth in this Article 27.6, holders of Proportionate Voting Shares shall have the following rights of conversion (the “Share Conversion Right”):

(a)	Right to Convert Proportionate Voting Shares. Subject to the limitations set out in this Article 27.6, each Proportionate Voting Share shall be convertible at the option of the holder into such number of Subordinate Voting Shares as is determined by multiplying the number of Proportionate Voting Shares in respect of which the Share Conversion Right is exercised by 100. Fractions of Proportionate Voting Shares may be converted into such number of Subordinate Voting Shares as is determined by multiplying the fraction by 100, rounded down to the nearest whole share.

(b)	Restricted Conversion Period. For the period (the “Restricted Conversion Period”) prior to July 1, 2021 (the “Unrestricted Conversion Date”), the directors (or a committee thereof) or any officer of the Company designated thereby shall determine whether the Conversion Limitation set forth in this Article 27.6 shall apply.

(c)	Foreign Private Issuer Status. Subject to the terms hereof, the Company shall not give effect to any voluntary conversion of Proportionate Voting Shares pursuant to this Article 27.6 or otherwise during the Restricted Conversion Period, and the Share Conversion Right will not apply during the Restricted Conversion Period, to the extent that after giving effect to all permitted issuances after such conversion of Proportionate Voting Shares, the aggregate number of Subordinate Voting Shares and Proportionate Voting Shares (calculated on the basis that each Subordinate Voting Share and Proportionate Voting Share is counted once, without regard to the number of votes carried by such share) held of record, directly or indirectly, by residents of the United States (as determined in accordance with Rules 3b-4 and 12g3-2(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (“U.S. Residents”) would exceed forty percent (40%) (the “40% Threshold”) of the aggregate number of Subordinate Voting Shares and Proportionate Voting Shares (calculated on the same basis) issued and outstanding (the “FPI Restriction”). The directors may by resolution increase the 40% Threshold to a number not to exceed fifty percent (50%), and if any such resolution is adopted, all references to the 40% Threshold herein shall refer instead to the amended percentage threshold set by the directors in such resolution, and the formula in Article 27.6(d) of this Article 27.6 shall be adjusted to give effect to such amended percentage threshold.

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(d)	Conversion Limitation. In order to give effect to the FPI Restriction, the number of Subordinate Voting Shares issuable to a holder of Proportionate Voting Shares upon exercise by such holder of the Share Conversion Right during the Restricted Conversion Period will be subject to the 40% Threshold based on the number of Proportionate Voting Shares held by such holder as of the date of initial issuance of Proportionate Voting Shares to such holder, and thereafter on the last day of each of the Company’s subsequent fiscal quarters during the Restricted Conversion Period (the date of initial issuance and the last day of each of the Company’s subsequent fiscal quarters each being a “Determination Date”) calculated as follows:

X = [A x 40% - B] x (C/D)

Where, on the Determination Date:

X = Maximum Number of Subordinate Voting Shares which may be issued upon exercise of the Share Conversion Right.

A = Aggregate number of Subordinate Voting Shares and Proportionate Voting Shares issued and outstanding on such Determination Date.

B = Aggregate number of Subordinate Voting Shares and Proportionate Voting Shares held of record, directly or indirectly, by U.S. Residents on such Determination Date.

C = Aggregate Number of Proportionate Voting Shares held by such holder on such Determination Date.

D = Aggregate Number of All Proportionate Voting Shares on such Determination Date.

The Company shall determine as of each Determination Date, in its sole discretion, acting reasonably, the aggregate number of Subordinate Voting Shares and Proportionate Voting Shares held of record, directly or indirectly, by U.S. Residents, and the maximum number of Subordinate Voting Shares which may be issued upon exercise of the Share Conversion Right, generally in accordance with the formula set forth immediately above. Upon request by a holder of Proportionate Voting Shares, the Company will provide each holder of Proportionate Voting Shares with notice of such maximum number as at the most recent Determination Date, or a more recent date as may be determined by the Company in its discretion. During the Restricted Conversion Period, to the extent that issuances of Subordinate Voting Shares on exercise of the Share Conversion Right would result in the 40% Threshold being exceeded, the number of Subordinate Voting Shares to be issued will be pro-rated among each holder of Proportionate Voting Shares exercising the Share Conversion Right.

Notwithstanding the provisions of Articles 27.6(c) and 27.6(d), the directors may by resolution waive the application of the Conversion Restriction to any exercise or exercises of the Share Conversion Right to which the Conversion Restriction would otherwise apply, or to future Conversion Restrictions generally, including with respect to a period of time.

(e)	Mechanics of Conversion. Before any holder of Proportionate Voting Shares shall be entitled to voluntarily convert Proportionate Voting Shares into Subordinate Voting Shares in accordance with Article 27.6(a), the holder shall surrender the certificate(s) or direct registration statement(s), if any, representing the Proportionate Voting Shares to be converted at the head office of the Company, or the office of any transfer agent for the Proportionate Voting Shares, and shall give written notice to the Company at its head office of his or her election to convert such Proportionate Voting Shares and shall state therein the name or names in which the certificate(s) or direct registration statement(s) representing the Subordinate Voting Shares are to be issued (a “Conversion Notice”). The Company shall (or shall cause its transfer agent to) as soon as practicable thereafter, issue to such holder or his or her nominee, a certificate(s) or direct registration statement(s) representing the number of Subordinate Voting Shares to which such holder is entitled upon conversion. Such conversion shall be deemed to have taken place immediately prior to the close of business on the day on which the certificate(s) or direct registration statement(s) representing the Proportionate Voting Shares to be converted is surrendered and the Conversion Notice is delivered, and the person or persons entitled to receive the Subordinate Voting Shares issuable upon such conversion shall be treated for all purposes as the holder or holders of record of such Subordinate Voting Shares as of such date.

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27.7 Mandatory Conversion. The Company shall have the following rights in respect of conversion of the Proportionate Voting Shares:

(a)	Right to Convert Proportionate Voting Shares. Notwithstanding anything contained herein to the contrary, the Company shall have the right (the “Company Share Conversion Right”) to require each holder of Proportionate Voting Shares to convert (the “PVS Conversion”) all, and not less than all, of the Proportionate Voting Shares held by such holder into such number of Subordinate Voting Shares as is determined by multiplying the number of Proportionate Voting Shares in respect of which the Company Share Conversion Right is exercised by 100. Fractions of Proportionate Voting Shares may be converted into such number of Subordinate Voting Shares as is determined by multiplying the fraction by 100, rounded down to the nearest whole number and no payment shall be made or consideration provided on account of any such rounding. The Company Share Conversion Right may be exercised by the Company if all the following conditions are either satisfied (and, for certainty, the following conditions continue to be satisfied at the Conversion Time (as defined below)) or waived by special resolution of the holders of Proportionate Voting Shares:

(i)	the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; and

(ii)	the Subordinate Voting Shares are listed or quoted (and are not suspended from trading) on a recognized North American stock exchange including the New York Stock Exchange, the NYSE American Stock Exchange, the NASDAQ Stock Market, the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or Aequitas NEO Exchange (or any other Canadian stock exchange recognized as such by the British Columbia Securities Commission).

(b)	Mechanics of Conversion.

(i)	In order to exercise the Company Share Conversion Right, the Company shall issue or cause its transfer agent to issue to each holder of Proportionate Voting Shares of record a notice (the “PVS Conversion Notice”) at least 10 days prior to the record date of the PVS Conversion (the “PVS Conversion Date”) which shall specify therein: (i) the number of Subordinate Voting Shares into which the Proportionate Voting Shares are convertible pursuant to the PVS Conversion; and (ii) the PVS Conversion Date;

(ii)	At the time of conversion (the “Conversion Time”) on the PVS Conversion Date, each certificate or direct registration statement representing Proportionate Voting Shares shall be null and void and the former holders of Proportionate Voting Shares shall be entered on the register maintained for the Subordinate Voting Shares as holders of Subordinate Voting Shares and shall be treated for all purposes as the record holder or holders of the number of Subordinate Voting Shares to which each former holder or holders of Proportionate Voting Shares is entitled pursuant to Article 27.7(a); and

(iii)	As soon as practicable on or after the PVS Conversion Date, and in any event within ten (10) days of the PVS Conversion Date, the Company will issue or send, or cause its transfer agent to issue or send certificate(s) or direct registration statement(s) (at the sole discretion of the Company) to each former holder of Proportionate Voting Shares representing the number of Subordinate Voting Shares into which the Proportionate Voting Shares have been converted.

(c)	Effect of Conversion. All Proportionate Voting Shares which shall have been converted pursuant to the PVS Conversion shall no longer be deemed to be outstanding and all rights and special rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive Subordinate Voting Shares in exchange therefor in accordance with this Article 27.7.

Dated	February 11 , 2021.

“George Archos”
Director

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VERANO™

Form of Proxy – Special Meeting to be held on October 27, 2025

Appointment of Proxyholder
I/We being the undersigned holder(s) of **Verano Holdings Corp.** hereby appoint **George Archos** or failing this person, **Laura Marie Kalesnik**

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the **Special Meeting** of Shareholders of **Verano Holdings Corp.** The Meeting will be held virtually at **https://meetings.lumiconnect.com/400-949-707-049** at **9:30 a.m. (Central Time)** on **Monday, October 27, 2025** or at any adjournment thereof.

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s): ____________________

Date ____________________
MM / DD / YY

DN:

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

This form of proxy is solicited by and on behalf of Management. Proxies must be received by 9:30 a.m. (Central Time), on Thursday, October 23, 2025.

Notes to Proxy

1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by the Company.

To Vote Your Proxy Online please visit:
https://vote.odysseytrust.com

You will require the CONTROL NUMBER printed with your address to the right.

You can attend the meeting virtually by visiting https://web.lumiagm.com and entering the meeting ID 400-949-707-049. For further information on the virtual Meeting and how to attend it, please view the management information circular and proxy statement of the Company. The Meeting Password will be: "verano2025" case sensitive.

If you vote by Internet, do not mail this proxy.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.